                                  PIMCO Funds:
                      Pacific Investment Management Series

                       Statement of Additional Information

     This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectuses of PIMCO Funds: Pacific Investment
Management Series, as supplemented from time to time. The Trust offers up to ten classes of shares of each of its Funds. Class A, B and C shares of certain Funds are offered through the "Class A, B and C Prospectus" (dated July 31, 2003 (as supplemented December 22, 2003)), Class A, B and C shares of the Municipal Bond
Fund, Class A and C shares of the Short Duration Municipal Income Fund and Class
A shares of the California Intermediate Municipal Bond, California Municipal
Bond and New York Municipal Bond Funds are offered through the "Municipal Bond
Prospectus" (dated October 31, 2003), Class A, B and C shares of the Total
Return Fund are offered through a separate prospectus (dated December 3, 2003),
Class A, B and C and Class D shares of the All Asset, CommodityRealReturn
Strategy, International StocksPLUS TR Strategy, Real Return,
RealEstateRealReturn Strategy, StocksPLUS and StocksPLUS Total Return Funds are
each offered through separate prospectuses (each dated October 31, 2003), Class
D shares of certain Funds are offered through the "Class D Prospectus" (dated
July 31, 2003 (as supplemented December 22, 2003)), Class D shares of the
California Intermediate Municipal Bond, California Municipal Bond, Municipal
Bond, New York Municipal Bond and Short Duration Municipal Income Funds are
offered through the "Class D Municipal Bond Prospectus" (dated October 31,
2003), Class R shares of the Short-Term, Low Duration, Total Return, Foreign
Bond, High Yield, Real Return, and StocksPLUS Funds are offered through the
"Class R Prospectus" (dated December 3, 2003), Class R shares of certain other
Funds are offered through a separate prospectus (dated July 31, 2003),
Institutional Class and Administrative Class shares of each Fund are offered through one of three separate prospectuses (each dated December 31, 2003),
Institutional Class and Administrative Class shares of the Liquid Assets Fund are offered through a separate prospectus (dated July 31, 2003), Advisor Class shares of certain Funds are offered through the "Advisor Class Prospectus"
(dated July 31, 2003), as amended or supplemented from time to time
(collectively, the "Prospectuses"). Additionally, Class J and Class K shares for certain Funds are offered solely to non-U.S. investors outside the United
States. This information does not constitute an offer of Class J shares or Class
K shares to any person who resides within the United States.

     Audited financial statements for the Trust, as of March 31, 2003, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated by reference from the Trust's March 31, 2003 Annual Reports. Copies of Prospectuses, Annual or Semi-Annual Reports, and the PIMCO Funds
Shareholders' Guide for Class A, B, C and R Shares (the "Guide"), which is a part of this Statement of Additional Information, may be obtained free of charge at the addresses and telephone number(s) listed below. The information contained in the Guide, which is Part II of this Statement of Additional Information, is incorporated by reference into Part I of this Statement of Additional
Information.

     Institutional and Advisor Prospectuses     Class A, B and C, Class D and
     and Annual and Semi-Annual Reports:        Class R Prospectuses, Annual and
                                                Semi-Annual Reports, and the
                                                Guide:

     PIMCO Funds                                PIMCO Advisors Distributors LLC
     840 Newport Center Drive                   2187 Atlantic Street
     Newport Beach, California 92660            Stamford, Connecticut 06902
     Telephone: (800) 927-4648                  Telephone: (800) 426-0107

January 26, 2004

PART I                                                                      Page

     Non-Fundamental Operating Policies Relating to the Sale of Shares

     Distribution and Servicing Plans for Class A, Class B, Class C

     Distribution and Administrative Services Plans for
     Administrative Class and Advisor Class Shares............................57

     Additional Information About Institutional, Administrative
     and Advisor Class Shares................................................ 58
     Payments Pursuant to the Administrative Plans

     The Reorganization of the PIMCO Money Market and Total

PART II

PIMCO FUNDS SHAREHOLDERS' GUIDE FOR CLASS A, B, C AND R SHARES..............SG-1

                                    THE TRUST

     PIMCO Funds (the "Trust") is an open-end management investment company
("mutual fund") consisting of separate investment portfolios (the "Funds"), including:

All Asset Fund                              Long Duration Fund
All Asset All Authority Fund                Long-Term U.S. Government Fund
California Intermediate Municipal           Low Duration Fund
  Bond Fund                                 Low Duration Fund II
California Municipal Bond Fund              Low Duration Fund III
Commercial Mortgage Securities Fund         Moderate Duration Fund
CommodityRealReturn Strategy Fund           Money Market Fund
Convertible Fund                            Municipal Bond Fund
Diversified Income Fund                     New York Municipal Bond Fund
Emerging Markets Bond Fund                  Real Return Fund
European Convertible Fund                   Real Return Fund II
European StocksPLUS TR Strategy Fund        Real Return Asset Fund
Far East (ex-Japan) StocksPLUS TR           RealEstateRealReturn Strategy Fund
 Strategy Fund                              Short Duration Municipal Income Fund
Foreign Bond Fund                           Short-Term Fund
Global Bond Fund                            StocksPLUS Fund
Global Bond Fund II                         StocksPLUS Municipal-Backed Fund
GNMA Fund                                   StocksPLUS Short Strategy Fund
High Yield Fund                             StocksPLUS Total Return Fund
International StocksPLUS TR                 Total Return Fund
 Strategy Fund                              Total Return Fund II
Investment Grade Corporate Bond Fund        Total Return Fund III
Japanese StocksPLUS TR Strategy Fund        Total Return Mortgage Fund
Liquid Assets Fund

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and general investment policies of each Fund are described in the Prospectuses. Additional information concerning the characteristics of certain of the Funds' investments is set forth below. The All
Asset and All Asset All Authority Funds invest only in Funds of the Trust, except each other. The PIMCO Funds in which the All Asset and All Asset All
Authority Funds invest are referred to in this Statement as "Underlying Funds."
By investing in Underlying Funds, the All Asset and All Asset All Authority
Funds may have indirect investment interests in some or all of the securities and instruments described below depending upon how their assets are allocated between the Underlying Funds.

Municipal Bonds

     Each Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. It is a policy of each of the
California Intermediate Municipal Bond, California Municipal Bond, Municipal
Bond, New York Municipal Bond, Short Duration Municipal Income and StocksPLUS
Municipal-Backed Funds (collectively, the "Municipal Funds") to have 80% of its net assets invested in debt obligations the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax ("Municipal Bonds"). In the case of the California Intermediate
Municipal Bond, California Municipal Bond, and New York Municipal Bond Funds,
the Funds will invest, under normal circumstances, at least 80% of their net assets in debt securities whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal income tax and
California or New York income tax, respectively. The ability of the Fund to invest in securities other than Municipal Bonds is limited by a requirement of the Internal Revenue Code that at least 50% of the Fund's total assets be invested in Municipal Bonds at the end of each calendar quarter. See "Taxes."

     The Municipal Bond, Short Duration Municipal Income and StocksPLUS
Municipal-Backed Funds may, from time to time, invest more than 25% of their total assets in Municipal Bonds of issuers in California and New York, and, if so, will be subject to the California and New York state-specific risks discussed in the "Summary of Risks" section of the Prospectuses and in this
"Municipal Bonds" section of this Statement of Additional Information, but neither Fund has any present intention to invest more than that amount in a particular state.

     Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Specifically, California and New York
Municipal Bonds generally are issued by or on behalf of the State of

California and New York, respectively, and their political subdivisions and financing authorities, and local governments. The Municipal Bonds which the
Municipal Funds may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source.
Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

     Under the Internal Revenue Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

     The Municipal Funds may invest in municipal lease obligations. A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government's unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the Municipal Funds will assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. A Municipal
Fund may also purchase unrated lease obligations if determined by PIMCO to be of comparable quality to rated securities in which the Fund is permitted to invest.

     The Municipal Funds may seek to enhance their yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability. A Municipal Fund may not invest more than 15% of its net assets in illiquid securities, including unmarketable private placements.

     Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Municipal Fund would hold the longer-term security, which could experience substantially more volatility.

     The Municipal Funds may invest in municipal warrants, which are essentially call options on Municipal Bonds. In exchange for a premium, they give the purchaser the right, but not the obligation, to purchase a Municipal Bond in the future. A Municipal Fund might purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity. A
Municipal Fund will not invest more than 5% of its net assets in municipal warrants.

     The Municipal Funds may invest in Municipal Bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase
Agreements ("SBPAs"). Letters of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due.
Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond.
Although defaults on insured Municipal Bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest rating. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

     The Municipal Funds may invest in Residual Interest Bonds ("RIBS"), which are created by dividing the income stream provided by an underlying bond to create two securities, one short term and one long term. The interest rate on the

short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. An investment in RIBS typically will involve greater risk than an investment in a fixed rate bond. RIBS have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBS have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Funds when short-term interest rates rise, and increase the interest paid to the Funds when short-term interest rates fall. RIBS have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. The longer-term bonds can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable.
Although volatile, RIBS typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. To the extent permitted by each Fund's investment objectives and general investment policies, a Fund, without limitation, may invest in RIBS.

     The Municipal Funds also may invest in participation interests.
Participation interests are various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The Municipal Funds will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

     Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

     The Municipal Funds may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Municipal Funds may also sell Municipal Bonds due to changes in PIMCO's evaluation of the issuer or cash needs resulting from redemption requests for Fund shares. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund's ability to sell particular Municipal
Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

     Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.
A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

     Each Fund may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds. In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

     Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund's Municipal Bonds in the same manner. In particular, the California Intermediate Municipal Bond,
California Municipal Bond, and New York Municipal Bond Funds are subject to the risks inherent in concentrating investment in a particular state or region. The following summarizes information drawn from official statements, and other public documents

available relating to issues potentially affecting securities offerings of issuers domiciled in the states of California and New York. PIMCO has not independently verified the information, but has no reason to believe that it is substantially different.

     California. The California Intermediate Municipal Bond Fund and the
California Municipal Bond Fund may be particularly affected by political, economic or regulatory developments affecting the ability of California issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California governmental issuers to maintain debt service on their obligations. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers. The information set forth below constitutes only a brief summary of a number of complex factors which may impact issuers of California Municipal Bonds. The information is derived from sources that are generally available to investors, including information promulgated by the State's Department of Finance and
State's Treasurer's Office. Such information has not been independently verified by the Funds, and the Funds assume no responsibility for the completeness or accuracy of such information. The information is intended to give recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California. It should be noted
that the financial strength of local California issuers and the creditworthiness of obligations issued by local California issuers is not directly related to the financial strength of the State or the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     Certain debt obligations held by the California Intermediate Municipal Bond
Fund and the California Municipal Bond Fund may be obligations of issuers that rely in whole or in substantial part on California state government revenues for the continuance of their operations and payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the State's General Fund to counties, cities and their various entities, which do depend upon State government appropriations, is not entirely certain. To the extent local entities do not receive money from the state government to pay for their operations and services, their ability to pay debt service on obligations held by the California Intermediate Municipal Bond Fund and the California Municipal Bond Fund may be impaired.

     Certain tax-exempt securities in which the California Intermediate
Municipal Bond Fund and the California Municipal Bond Fund may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

     According to the State's Legislative Analyst Office, with a gross state product in excess of $1 trillion, California's economy is the largest state economy in the United States, accounting for 13% of the nation's output, and the fifth largest economy in the world, trailing only the United States as a whole,
Japan, Germany and England. In addition to its size, California's economy is diverse, with no industry sector accounting for more than one-quarter of the
State's output.

     While California's economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, entertainment, real estate and financial services, and may be sensitive to economic factors affecting those industries. One example of such potential sensitivity occurred from mid-1990 to late 1993, when the State suffered a recession. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. More recently, reflective of the nationwide economic slowdown, the high technology sector of the State's economy has entered a cyclical downturn.

     A series of reports after the start of the 2001-02 Fiscal Year have indicated that both the national and the State economies have been in a recession starting in 2001. In California, the impact has been particularly felt in the high technology sector centered in the Bay Area/Silicon Valley, in the construction sector and in exports. The tragic events of September 11 have exacerbated the impact of the weakened economy, especially on tourism-related industries and locations. The Governor's Administration predicts there will be continued weakness through at least the first half of 2002 until recovery starts.

     California has experienced difficulties with the supply and price of electricity and natural gas in much of the State since mid-2000, which are likely to continue for several years. California's difficulties with energy supplies could pose serious risks to the State's economy. The State instituted rolling electricity blackouts in 2001 and remains braced for anticipated energy shortages as well as increased energy costs. The Governor directed the
Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "Power Supply Program"). The Power Supply
Program has also been implemented under legislation enacted in 2001 (the "Power
Supply Act") and by orders of the California Public Utilities

Commission ("CPUC"). The Power Supply Program is expected to supply the shortfall between the amount of electricity required by customers and the amount of electricity furnished to customers by the investor-owned utilities until
December 31, 2002. The Administration and the CPUC are developing plans for the provision of the energy shortfall after 2002. The severity and long-term impact of these developments on the State's economy is difficult to predict, but any significant interruptions in energy supply or rate increases could adversely affect California's economy.

     In addition to the energy supply difficulties, increased uncertainty regarding the timing of state budget adoption and the potential negative effect any delay may have on California's ability to meet its debt obligations forced
California's bonds to undergo a review for a potential downgrade in ratings. The progress of the current gubernatorial recall effort is complicating the state's ability to resolve the budget stalemate and increasing the risk that the state may not be able to reach a consensus on the budget before it exhausts available cash resources. The recall election has been scheduled for October 7, 2003.
After a debt ratings downgrade (discussed below) by Standard & Poor's Ratings
Services ("S&P") on July 24, 2003, the State Senate passed a compromise budget that technically closes this year's shortfall but leaves an $8 billion structural deficit for the next year. The State Assembly was scheduled to take up the compromise budget during the last week of July, 2003.

     As of July 24, 2003, California's general obligation bonds have been assigned ratings of BBB, A2, and A by S&P, Moody's Investor Service, Inc.
("Moody's") and Fitch, respectively. Moody's and Fitch have placed the current ratings on negative credit watch and are currently evaluating the bonds for a potential downgrade. The agencies are monitoring the state's budget deliberations closely to determine whether or not to lower the current ratings.
It should be recognized that these ratings are not an absolute standard of quality, but rather general indicators. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State Municipal Obligations in which the California Intermediate
Municipal Bond Fund or the California Municipal Bond Fund invest.

     Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the
General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds, are liable. Such enterprises and projects include transportation projects, various public works and exposition projects, educational facilities (including the California State
University and University of California systems), housing, health facilities, and pollution control facilities.

     The State is party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.

     Constitutional and statutory amendments as well as budget developments may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

     New York. Because the New York Municipal Bond Fund concentrates its investments in New York tax-exempt bonds, the Fund may be affected significantly by economic or regulatory developments, affecting the ability of New York tax-exempt issuers to pay interest or repay principal. Investors should be aware that certain issuers of New York tax-exempt securities have at times experienced serious financial difficulties. A reoccurrence of these difficulties may impair the ability of certain New York issuers to maintain debt service on their obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of New York. It should be noted that the creditworthiness of obligations issued by local New
York issuers may be unrelated to the creditworthiness of obligations issued by
New York city and state agencies, and that there is no obligation on the part of
New York State to make payment on such local obligations in the event of default.

     The events of September 11, 2001 had a significant impact upon the New York
State economy and more directly on that of New York City. It is expected, based on actions of the U.S. Congress and the President, that both New York State and
New York City will be fully reimbursed for the cost to recover from, clean up and repair the consequences of the World

Trade Center attack. However, prior to September 11, the nation's and the
State's economies had been weakening and the loss of over seventy thousand jobs in New York City as a direct result of September 11 has produced material budgetary pressures including increases to later year budget gaps for New York
City and reductions to the State surpluses. The City of New York Executive
Budget Fiscal Year 2003 released by the Mayor of New York City on April 17, 2002
(the "City Executive Budget"), projects total revenue lost to New York City as a result of September 11 during the 2002-2006 fiscal years will be $3.9 billion and that expense over the same period have increased by $6.1 billion from projections prepared prior to September 11. On June 19, 2002, the Mayor and the
City Council announced a budget agreement which, while it restored some of the funds cut in the City Executive Budget, adopted the City Executive Budget with no material changes.

     New York State has historically been one of the wealthiest states in the nation. New York State currently maintains the ninth largest economy in the world and the second largest economy in the United States. For decades, however, the State's economy grew more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence, as urban centers lost the more affluent to the suburbs and people and businesses migrated to the South and the West. However, since 1999, prior to the events of September 11, the growth of New York State's economy has equaled or exceeded national trends. The
State has for many years imposed a very high, relative to other states, state and local tax burden on residents. The burden of state and local taxation in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within New York. The economic and financial condition of the State also may be affected by various financial, social, economic and political factors. For example, the securities industry is more central to New
York's economy than to the national economy, therefore any significant decline in stock market performance could adversely effect the State's income and employment levels. Furthermore, such social, economic and political factors can be very complex, may vary from year to year and can be the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the
State.

     The fiscal stability of New York State is related to the fiscal stability of the State's municipalities, its agencies and authorities (which generally finance, construct and operate revenue-producing public benefit facilities).
This is due in part to the fact that agencies, authorities and local governments in financial trouble often seek State financial assistance. The experience has been that if New York City or any of its agencies or authorities suffers serious financial difficulty, both the ability of the State, New York City, the State's political subdivisions, the agencies and the authorities to obtain financing in the public credit markets and the market price of outstanding New York tax-exempt securities will be adversely affected.

     State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economies and actions of the federal government may create budget gaps for the State. These gaps may result from significant disparities between recurring revenues and the costs of maintaining or increasing the level of spending for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year. Under the State constitution, the governor is required to propose a balanced budget each year. There can be no assurance, however, that the legislature will enact the governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

     The fiscal stability of the State is related to the fiscal stability of its public authorities. Authorities have various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities.
Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization.

     Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, charges for electric power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities.
In addition, State legislation authorizes several financing techniques for authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities, to be made under certain circumstances directly to the authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

     As of July 16, 2003, S&P had given New York State's general obligation bonds a rating of AA, Moody's had given the State's general obligation bonds a rating of A2 and Fitch had given the bonds a rating of AA-. Both S&P and Fitch have negative outlooks regarding the state's bonds citing concerns over a $752 million deficit for the next year. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal obligations in which the New York
Municipal Bond Fund invests.

     Over the long term, the State and New York City may face potential economic problems. New York City accounts for a large portion of the State's population and personal income, and New York City's financial health affects the State in numerous ways. New York City continues to require significant financial assistance from the State and depends on State aid to both enable it to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets.

Mortgage-Related and Other Asset-Backed Securities

     Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See "Mortgage Pass-Through
Securities." Certain of the Funds may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see
"Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

     Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the
"Government National Mortgage Association," or "GNMA") are described as
"modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase in the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

     The principal governmental guarantor of mortgage-related securities is
GNMA. GNMA is a wholly owned United States Government corporation within the
Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing
Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs
(the "VA").

     Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage
Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC").
FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by
Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio.
FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United
States Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-

related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, PIMCO determines that the securities meet the Trust's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Fund will purchase mortgage-related securities or any other assets which in PIMCO's opinion are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be illiquid (10% in the case of the Liquid Assets and Money Market Funds).

     Mortgage-backed securities that are issued or guaranteed by the U.S.
Government, its agencies or instrumentalities, are not subject to the Funds'
industry concentration restrictions, set forth below under "Investment
Restrictions," by virtue of the exclusion from that test available to all U.S.
Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the
VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by
GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated
maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates
("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by
FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral

pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities.
Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S.
Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed
Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act").
CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the
U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest
and

most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO"
class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a
Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Collateralized Debt Obligations. The Funds may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

     The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests.
Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds' Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

     Other Asset-Backed Securities. Similarly, PIMCO expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables/SM/
("CARS/SM/"). CARS/SM/ represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS/SM/ are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS/SM/ may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Consistent with a Fund's investment objectives and policies, PIMCO also may invest in other types of asset-backed securities.

                                       10

Real Estate Securities and Related Derivatives

     Certain of the Funds (in particular, the RealEstateRealReturn Strategy
Fund) may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts ("REITs"), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities.

     REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so
Funds that invest in REITs will bear their proportionate share of the costs of the REITs' operations.

     There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

     Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.

Bank Obligations

     Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers'
acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% in the case of the Liquid Assets and Money Market Funds) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

     The California Intermediate Municipal Bond, California Municipal Bond,
Commercial Mortgage Securities, GNMA, Liquid Assets, Long-Term U.S. Government,
Low Duration II, Money Market, Municipal Bond, New York Municipal Bond, Real
Return II, Short Duration Municipal Income, Total Return II and Total Return
Mortgage Funds may invest in the same types of bank obligations as the other
Funds, but they must be U.S. dollar-denominated. Subject to the Trust's limitation on concentration of no more than 25% of its total assets in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S.
Government agency or instrumentality.

Loan Participations

     Certain Funds may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The
Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service.

     A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the
Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

     A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

                                       11

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected.
Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

     The Funds may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

     Each Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment
Restrictions"). For purposes of these limits, a Fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission ("SEC")
interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Funds' ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

     Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete.
Consequently, some indebtedness may be difficult or impossible to dispose of readily at what PIMCO believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a
Fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the
Funds' limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust's investment restriction relating to the lending of funds or assets by a Portfolio.

     Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Funds. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on PIMCO's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.

Corporate Debt Securities

     A Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in PIMCO's opinion comparable in quality to corporate debt securities in which the Fund may invest.

     Corporate income-producing securities may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

     Securities rated Baa and BBB are the lowest which are considered
"investment grade" obligations. Moody's describes securities rated Baa as
"medium-grade" obligations; they are "neither highly protected nor poorly secured ... [i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics

                                       12

and in fact have speculative characteristics as well." S&P describes securities rated BBB as "regarded as having an adequate capacity to pay interest and repay principal... [w]hereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal... than in higher rated categories." For a discussion of securities rated below investment grade, see "High Yield Securities ("Junk Bonds")" below.

High Yield Securities ("Junk Bonds")

     Investments in securities rated below investment grade that are eligible for purchase by certain of the Funds and in particular, by the Convertible,
Diversified Income, Emerging Markets Bond, European Convertible and High Yield
Funds are described as "speculative" by both Moody's and S&P. Investment in lower rated corporate debt securities ("high yield securities" or "junk bonds")
generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.
Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.
The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. PIMCO seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

     The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.
PIMCO seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

     The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. PIMCO does not rely solely on credit ratings when selecting securities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, the
Fund may retain the portfolio security if PIMCO deems it in the best interest of shareholders.

Participation on Creditors Committees

     A Fund (in particular, the High Yield Fund) may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make a
Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so.
Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when
PIMCO believes that such participation is necessary or desirable to enforce the
Fund's rights as a creditor or to protect the value of securities held by the
Fund.

                                       13

Variable and Floating Rate Securities

     Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The Liquid Assets and Money
Market Funds may invest in a variable rate security having a stated maturity in excess of 397 calendar days if the interest rate will be adjusted, and the Fund may demand payment of principal from the issuers, within the period.

     Certain Funds may invest in floating rate debt instruments ("floaters") and
(except the Liquid Assets and Money Market Funds) engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months.
While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

     Each Fund (except the Liquid Assets and Money Market Funds) may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund (except the Money Market Fund) may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed inverse floater, interest only ("IO"), or principal only ("PO")
securities.

Inflation-Indexed Bonds

     Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the
CPI accruals as part of a semiannual coupon.

     Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years' inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.
Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

                                       14

     The periodic adjustment of U.S. inflation-indexed bonds is tied to the
Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government.
There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United
States.

     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

     Certain Funds may obtain event-linked exposure by investing in
"event-linked bonds" or "event-linked swaps," or implement "event-linked strategies." Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as "catastrophe bonds." They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

     Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See
"Illiquid Securities" below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Convertible Securities

     A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities.
Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.

     A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the
Fund's ability to achieve its investment objective. A Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert unless the security is called or conversion is forced.

                                       15

Warrants to Purchase Securities

     The Funds may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

     A Fund will not invest more than 5% of its net assets, valued at the lower of cost or market, in warrants to purchase securities. Warrants acquired in units or attached to securities will be deemed without value for purposes of this restriction.

Foreign Securities

     Each Fund (except the California Intermediate Municipal Bond, California
Municipal Bond, Long-Term U.S. Government, Low Duration II, Municipal Bond, New
York Municipal Bond, Short Duration Municipal Income, StocksPLUS
Municipal-Backed and Total Return II Funds) may invest in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The Commercial Mortgage Securities, GNMA, Liquid Assets, Money Market,
Real Return II and Total Return Mortgage Funds may invest in securities of foreign issuers only if they are U.S. dollar-denominated. The High Yield Fund may invest up to 15% of its total assets in Euro-denominated securities.

     Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former
Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a Fund's investments in Eastern
Europe will not also be expropriated, nationalized or otherwise confiscated.

     Each Fund (except the California Intermediate Municipal Bond, California
Municipal Bond, Long-Term U.S. Government, Low Duration II, Municipal Bond, New
York Municipal Bond, Short Duration Municipal Income, StocksPLUS
Municipal-Backed and Total Return II Funds) may invest in Brady Bonds. Brady
Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S.
Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including:
Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic,
Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland,
Uruguay, and Venezuela.

     Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S.
Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii)
the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the
"residual risk").

     Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady
Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina)
rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

                                       16

     Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady
Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Funds to suffer a loss of interest or principal on any of its holdings.

     Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject.
Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt.
Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

     A Fund's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the
Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

     The Funds will consider an issuer to be economically tied to a country with an emerging securities market if (1) the issuer is organized under the laws of, or maintains its principal place of business in, the country, (2) its securities are principally traded in the country's securities markets, or (3) the issuer derived at least half of its revenues or profits from goods produced or sold, investments made, or services performed in the country, or has at least half of its assets in that country.

     Japanese Investment Risk. Certain Funds (in particular, the Japanese
StocksPLUS TR Strategy Fund) may invest in securities offered by Japanese issuers. The value of such securities may be significantly affected by economic, political and regulatory developments in Japan. Since 1990, the Japanese economy has experienced serious difficulties. The Tokyo Stock Price Index, a measure of the Japanese stock market has fallen more than 50% since its peak in the 1980s.
The Japanese government has not successfully confronted persistent economic problems, including deflation, a flawed banking system that makes many non-performing loans, and tax laws that dampen growth. Other factors having a negative impact include a heavy government budget deficit and historically low interest rates.

     The Japanese economy lacks diversification, relying heavily on a small number of industries, including the electronic machinery sector. Japan is relatively poor in natural resources, and so it is dependent on imports, especially in the agricultural sector. It also relies on international trade to procure commodities needed for its strong heavy industrial sector, and therefore it is vulnerable to fluctuations in commodity prices. Japan has a high volume of exports, partly due to the government's protectionist policies, which have caused tension with Japan's trading partners, including the United States.

     Generally, Japanese corporations are required to provide less disclosure than that required by U.S. law and accounting practice. Japanese accounting and auditing practices differ significantly from U.S. standards in specific areas, including regarding unconsolidated subsidiaries and related structures.

Foreign Currency Transactions

     All Funds that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see "Derivative Instruments"), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year.
Funds may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

     A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.
These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency.
Open positions in forwards used for non-hedging purposes will be covered by the segregation of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, and are marked to market daily.
Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.
Forwards will be used primarily to adjust the foreign exchange exposure of each
Fund with a view to protecting the outlook, and the Funds might be expected to enter into such contracts under the following circumstances:

     Lock In. When PIMCO desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

                                       17

     Cross Hedge. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund's portfolio holdings denominated in the currency sold.

     Direct Hedge. If PIMCO wants to a eliminate substantially all of the risk of owning a particular currency, and/or if PIMCO thinks that a Fund can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in value of the bond.

     Proxy Hedge. PIMCO might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the
U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

     Costs of Hedging. When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging.
Proxy hedging attempts to reduce this cost through an indirect hedge back to the
U.S. dollar.

     It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund's dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a Fund's net asset value per share.

     Tax Consequences of Hedging. Under applicable tax law, the Funds may be required to limit their gains from hedging in foreign currency forwards, futures, and options. Although the Funds are expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Funds and could affect whether dividends paid by the Funds are classified as capital gains or ordinary income.

Foreign Currency Exchange-Related Securities

     Foreign currency warrants. Foreign currency warrants such as Currency
Exchange Warrants/SM/ ("CEWs/SM/") are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S.
dollar depreciates against the value of a major foreign currency such as the
Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were
"out-of-the-money," in a total loss of the purchase price of the warrants.

                                       18

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation
("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

     Principal exchange rate linked securities. Principal exchange rate linked securities ("PERLs/SM/") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the
U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S.
dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S.
dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

     Performance indexed paper. Performance indexed paper ("PIPs/SM/") is U.S.
dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time
(generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S.
dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Borrowing

     Each Fund may borrow money to the extent permitted under the Investment
Company Act of 1940, as amended ("1940 Act"), and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, a Fund may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Fund's total assets. A
Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund's total assets.

     Specifically, provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300%
asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

     As noted below, a Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the
Funds. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
The Global Bond Fund II has adopted a non-fundamental investment

                                       19

restriction under which the Fund may not borrow in excess of 10% of the value of its total assets and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) or for extraordinary or emergency purposes. Non-fundamental investment restrictions may be changed without shareholder approval.

     A Fund may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements.
However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds'
limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to 1/3 (for each Fund except the Global Bond Fund II) of a Fund's total assets.

     A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3)
have a similar original stated maturity; (4) have identical net coupon rates;
(5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

     A Fund's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds' restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities.

     A Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments make on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund's forward commitment to repurchase the subject security.

Derivative Instruments

     In pursuing their individual objectives the Funds (except the Liquid Assets and Money Market Funds) may purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts ("futures options") for hedging purposes or as part of their overall investment strategies, except that those Funds that may not invest in foreign currency-denominated securities may not enter into transactions involving currency futures or options. The Funds (except the California Intermediate
Municipal Bond, California Municipal Bond, Commercial Mortgage Securities, GNMA,
Liquid Assets, Long-Term U.S. Government, Low Duration II, Money Market,
Municipal Bond, New York Municipal Bond, Real Return II, Short Duration
Municipal Income, StocksPLUS Municipal-Backed, Total Return II and Total Return
Mortgage Funds) also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds (except the Liquid
Assets and Money Market Funds) also may enter into swap agreements with respect to interest rates, commodities, and indexes of securities or commodities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Funds may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a
Fund may also use those instruments, provided that the Trustees determine that their use is consistent with the Fund's investment objective.

                                       20

     The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of PIMCO to forecast interest rates and other economic factors correctly. If PIMCO incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.

     The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If PIMCO incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

     Options on Securities and Indexes. A Fund may, to the extent specified herein or in the Prospectuses, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     A Fund will write call options and put options only if they are "covered."
In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by
PIMCO in accordance with procedures established by the Board of Trustees, in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the
Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees. A put option on a security or an index is "covered" if the Fund segregates assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the
Fund in segregated assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees.

     If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written.
If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the
Fund desires.

                                       21

     A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations.
The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is
"in the money."

     Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     Foreign Currency Options. Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such

                                       22

options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

     Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

     Each Fund (except the Liquid Assets and Money Market Funds) may invest in futures contracts and options thereon ("futures options") with respect to, but not limited to, interest rates, commodities, and security or commodity indexes.
To the extent that a Fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.

     An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500; the S&P Midcap 400; the Nikkei 225;
the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates;
three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso;
and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future. Certain of the Funds may also invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made.

     A Fund may purchase and write call and put futures options, as specified for that Fund in the Prospectuses. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     To comply with applicable rules of the Commodity Futures Trading Commission
("CFTC") under which the Trust and the Funds avoid being deemed a "commodity pool" or a "commodity pool operator," each Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging"
transactions, as such term is defined in applicable regulations, interpretations and practice. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. A Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     A Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays

                                       23

or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

     A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts
(same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the
Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is
"in the money."

     Limitations on Use of Futures and Futures Options. In general, the Funds intend to enter into positions in futures contracts and related options only for
"bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is
"in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option. In addition, the CFTC has allowed, on a temporary basis, non-hedging transactions where the notional value of non-hedging futures contracts and related options do not exceed the liquidation value of a Fund's investments (after taking into account unrealized profits and unrealized losses on any such contracts). Pending CFTC rule amendments may eliminate the limitations set forth above, in which case the Funds may no longer be subject to such limitations.

     When purchasing a futures contract, a Fund will maintain with its custodian
(and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may
"cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the
Fund.

     When selling a futures contract, a Fund will maintain with its custodian
(and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

     When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of
Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

                                       24

     When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of
Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     To the extent that securities with maturities greater than one year are used to segregate assets to cover a Fund's obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund's portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund's portfolio such that the Fund's duration does not exceed the maximum permitted for the Fund in the Prospectuses.

     The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Taxation."

     Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that a Municipal Bond Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund's holdings of Municipal Bonds (as defined above). Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit.
The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a
Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed.
In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

     Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the

                                       25

extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

     Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund.
If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

     Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund's investments to greater volatility than investments in traditional securities.

     Additional Risks of Options on Securities, Futures Contracts, Options on
Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon.
Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities.
The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii)
delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

     Swap Agreements and Options on Swap Agreements. Each Fund (except the
Liquid Assets and Money Market Funds) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A Fund may also enter into options on swap agreements ("swap options").

     A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

     Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a Fund's investment objectives and general investment polices, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the

                                       26

index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the
London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

     A Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer)
will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a
Fund had invested in the reference obligation directly.

     A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund (except the Liquid Assets and Money Market Funds) may write (sell) and purchase put and call swap options.

     Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a
Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the
"net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. Each Fund, except the
CommodityRealReturn Strategy Fund, will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

     Whether a Fund's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on PIMCO's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines).
Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a
Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

     Certain swap agreements are exempt from most provisions of the Commodity
Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC.
To qualify for this exemption, a swap agreement must be entered into by
"eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have

                                       27

assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

     This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy
Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

     Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator.
Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, PIMCO analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the
Fund's interest rate risk.

Hybrid Instruments

     A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a "benchmark"). The interest rate or
(unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such an hybrid instrument would be a combination of a bond and a call option on oil.

     Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund. Each Fund, except the CommodityRealReturn Strategy Fund, will not invest more than 5% of its total assets in hybrid instruments.

     Certain hybrid instruments may provide exposure to the commodities markets.
These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the
CFTC for an exemption from the provisions of the CEA.

     Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the
Funds' investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Delayed Funding Loans and Revolving Credit Facilities

     Each Fund (except the Liquid Assets, Money Market and Municipal Bond Funds)
may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower

                                       28

repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.
These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so
(including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by PIMCO in accordance with procedures established by the Board of
Trustees, in an amount sufficient to meet such commitments.

     The Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Funds' limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see "Loan Participations." Participation interests in revolving credit facilities will be subject to the limitations discussed in "Loan Participations." Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust's investment restriction relating to the lending of funds or assets by a
Portfolio.

When-Issued, Delayed Delivery and Forward Commitment Transactions

     Each of the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the
Fund will segregate until the settlement date assets determined to be liquid by
PIMCO in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated.

     When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the
Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

     When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Short Sales

     Certain of the Funds, particularly the StocksPLUS Short Strategy Fund, may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

     When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

     If the price of the security sold short increases between the time of the short sale and the time and the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

                                       29

     To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of segregated assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees. Each Fund, except the StocksPLUS Short
Strategy Fund, does not intend to enter into short sales (other than those
"against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount of the segregated assets exceeds one-third of the value of the Fund's assets. This percentage may be varied by action of the
Trustees. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Funds will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Illiquid Securities

     The Funds may invest up to 15% of their net assets in illiquid securities
(10% in the case of the Liquid Assets and Money Market Funds). The term
"illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

     Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws.
Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Loans of Portfolio Securities

     For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided: (i)
the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposits, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 331/3% of the total assets of the Fund. Each Fund's performance will continue to reflect the receipt of either interest through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent.
The Funds may pay lending fees to the party arranging the loan.

Social Investment Policies

     The Low Duration Fund III and Total Return Fund III will not, as a matter of non-fundamental operating policy, invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals, military equipment, the operation of gambling casinos or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. Evaluation of any particular issuer with respect to these criteria may involve the exercise of subjective judgment by PIMCO.
PIMCO's determination of issuers engaged in such activities at any given time will, however, be based upon its good faith interpretation of available information and its continuing and reasonable best efforts to obtain and evaluate the most current information available, and to utilize such information, as it becomes available, promptly and expeditiously in portfolio management for the Funds. In making its analysis, PIMCO may rely, among other things, upon information contained in such publications as those produced by the
Investor Responsibility Research Center, Inc.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

     Each Fund's investment objective, except for the European StocksPLUS TR
Strategy, Far East (ex-Japan) StocksPLUS TR Strategy, Global Bond II,
International StocksPLUS TR Strategy, Japanese StocksPLUS TR Strategy,
RealEstateRealReturn Strategy, StocksPLUS Municipal-Backed and StocksPLUS Short
Strategy Funds, as set forth in the Prospectuses under "Investment Objectives and Policies," together with the investment restrictions set forth below, are fundamental policies of

                                       30

the Fund and may not be changed with respect to a Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund.

(1)  A Fund may not concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time (except that the Liquid Assets and
     Money Market Funds may concentrate their investments in securities or obligations issued by U.S. banks).

(2)  A Fund may not, with respect to 75% of the Fund's total assets, purchase the securities of any issuer, except securities issued or guaranteed by the
     U.S. government or any of its agencies or instrumentalities, if, as a result (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer; (This investment restriction is not applicable to the All Asset, All Asset All Authority, California
     Intermediate Municipal Bond, California Municipal Bond, Commercial Mortgage
     Securities, CommodityRealReturn Strategy, Emerging Markets Bond, Foreign
     Bond, Global Bond, Global Bond II, New York Municipal Bond Fund, Real
     Return and Real Return Asset Funds.) For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Municipal Bonds.

(3)  A Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4)  A Fund may not purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit a Fund, subject to restrictions described in the Prospectuses and elsewhere in this
     Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws (This restriction is not applicable to the Global Bond
     Fund II, but see non-fundamental restriction "F").

(5)  A Fund may borrow money or issue any senior security, only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)  A Fund may make loans only as permitted under the Investment Company Act of
     1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)  A Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(8)  Notwithstanding any other fundamental investment policy or limitation, it is a fundamental policy of each Fund that it may pursue its investment objective by investing in one or more underlying investment companies or vehicles that have substantially similar investment objectives, policies and limitations as the Fund.

(9)  The Municipal Bond and Short Duration Municipal Income Funds will invest, under normal circumstances, at least 80% of their assets in investments the income of which is exempt from federal income tax.

(10) The California Intermediate Municipal Bond and California Municipal Bond
     Funds will invest, under normal circumstances, at least 80% of their assets in investments the income of which is exempt from both federal income tax and California income tax.

(11) The New York Municipal Bond Fund will invest, under normal circumstances, at least 80% of its assets in investments the income of which is exempt from both federal income tax and New York income tax.

(12) The StocksPLUS Municipal-Backed Fund will invest, under normal circumstances, at least 80% of its assets in investments the income of which is exempt from federal income tax.

     For purposes of Fundamental Investment Restrictions No. 9, 10, 11 and 12,
the term "asset," as defined in Rule 35d-1 under the 1940 Act, means net assets, plus the amount of any borrowings for investment purposes.

     For purposes of the All Asset All Authority Fund, the Fund will look-through to the Underlying Funds in its portfolio when determining its compliance with these fundamental investment restrictions.

                                       31

Non-Fundamental Investment Restrictions

     Each Fund is also subject to the following non-fundamental restrictions and policies (which may be changed without shareholder approval) relating to the investment of its assets and activities.

(A)  A Fund may not invest more than 15% of the net assets of a Fund (10% in the case of the Liquid Assets and Money Market Funds) (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), certain options traded over the counter that a Fund has purchased, securities or other liquid assets being used to cover such options a Fund has written, securities for which market quotations are not readily available, or other securities which legally or in PIMCO's opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of
     Trustees).

(B)  A Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions.

(C)  Each Fund (except the Liquid Assets and Money Market Funds) may invest up to 5% of the total assets of a Fund (taken at market value at the time of investment) in any combination of mortgage-related or other asset-backed interest only, principal only, or inverse floating rate securities.

(D)  The Global Bond Fund II may not borrow money in excess of 10% of the value
     (taken at the lower of cost or current value) of the Fund's total assets
     (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes (Such borrowings will be repaid before any additional investments are purchased.); or pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund's total assets (taken at cost) and then only to secure borrowings permitted above (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances. For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security).

(E)  A Fund may not maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Prospectuses and in this Statement of
     Additional Information.

(F)  The Global Bond Fund II may not purchase or sell commodities or commodity contracts except that the Fund may purchase and sell financial futures contracts and related options.

(G)  In addition, the Trust has adopted the following non-fundamental investment policies that may be changed on 60 days notice to shareholders:

     (1)  The GNMA Fund will invest, under normal circumstances, at least 80% of its assets in GNMA investments.

     (2)  The Total Return Mortgage Fund will invest, under normal circumstances, at least 80% of its assets in mortgage investments.

     (3)  The Investment Grade Corporate Bond Fund will invest, under normal circumstances, at least 80% of its assets in investment grade corporate bond investments.

     (4)  The High Yield Fund will invest, under normal circumstances, at least
          80% of its assets in high yield investments.

                                       32

     (5)  The Long-Term U.S. Government Fund will invest, under normal circumstances, at least 80% of its assets in U.S. Government investments.

     (6)  The Global Bond and Global Bond II Funds will invest, under normal circumstances, at least 80% of their assets in bond investments.

     (7)  The Foreign Bond Fund will invest, under normal circumstances, at least 80% of its assets in foreign bond investments.

     (8)  The Emerging Markets Bond Fund will invest, under normal circumstances, at least 80% of its assets in emerging market bond investments.

     (9)  The Convertible Fund will invest, under normal circumstances, at least
          80% of its assets in convertible investments.

     (10) The European Convertible Fund will invest, under normal circumstances, at least 80% of its assets in convertible investments that are tied economically to Europe.

     For purposes of these policies, the term "assets," as defined in Rule 35d-1 under the 1940 Act, means net assets plus the amount of any borrowings for investment purposes.

     Currency Hedging. In addition, the Trust has adopted a non-fundamental policy pursuant to which each Fund that may invest in securities denominated in foreign currencies, except the Convertible, Emerging Markets Bond, and Global
Bond Funds, will hedge at least 75% of its exposure to foreign currency using the techniques described in the Prospectuses. There can be no assurance that currency hedging techniques will be successful.

     Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund (except the Global Bond Fund II), such excess shall be subject to the 300% asset coverage requirement.

     To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

     The staff of the SEC has taken the position that purchased over-the-counter
("OTC") options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Funds have adopted an investment policy pursuant to which a Fund will not purchase or sell OTC options if, as a result of such transactions, the sum of: 1) the market value of OTC options currently outstanding which are held by the Fund, 2) the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and 3) margin deposits on the Fund's existing OTC options on futures contracts, exceeds 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the
Fund will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is "in-the-money"
(i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy is not a fundamental policy of the Funds and may be amended by the Trustees without the approval of shareholders. However, the Funds will not change or modify this policy prior to the change or modification by the SEC staff of its position.

     Unless otherwise indicated, all limitations applicable to Fund investments
(as stated above and elsewhere in this Statement of Additional Information)
apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund's investment portfolio, resulting from market fluctuations or other changes in a Fund's total assets will not require a Fund to dispose of an

                                       33

investment until PIMCO determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, PIMCO will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

     For purposes of applying the Funds' investment policies and restrictions
(as stated in the Prospectuses and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

     The Funds interpret their policy with respect to the purchase and sale of commodities or commodities contracts under Fundamental Investment Restriction
No. 4 above to permit the Funds, subject to each Fund's investment objectives and general investment policies (as stated in the Prospectuses and elsewhere in this Statement of Additional Information), to invest in commodity futures contracts and options thereon, commodity-related swap agreements, and other commodity-related derivative instruments.

     The Funds interpret their policies with respect to borrowing and lending to permit such activities as may be lawful for the Funds, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC. Pursuant to an exemptive order issued by the SEC on November 19, 2001, the Funds may enter into transactions among themselves with respect to the investment of daily cash balances of the Funds in shares of the money market and/or short-term bond funds, as well as the use of daily excess cash balances of the money market and/or short-term bond funds in inter-fund lending transactions with the other Funds for temporary cash management purposes. The interest paid by a Fund in such an arrangement will be less than that otherwise payable for an overnight loan, and will be in excess of the overnight rate the money market and/or short-term bond funds could otherwise earn as lender in such a transaction.

Non-Fundamental Operating Policies Relating to the Sale of Shares of Total
Return Fund in Japan

     In connection with an offering of Administrative Class shares of the Total
Return Fund in Japan, the Trust has adopted the following non-fundamental operating policies (which may be changed without shareholder approval) with respect to the Total Return Fund. Non-fundamental policies numbered (1) through
(8) will remain in effect only so long as (i) they are required in accordance with standards of the Japanese Securities Dealers Association and (ii) shares of the Total Return Fund are being offered in Japan.

(1)  The Trust will not sell shares of the Total Return Fund in Japan except through PIMCO Advisors Distributors LLC.

(2)  The Trust has appointed, and will maintain the appointment of, a bank or trust company as the place for safe-keeping of its assets in connection with the Total Return Fund.

(3)  The Tokyo District Court shall have the jurisdiction over any and all litigation related to transactions in any class of shares of the Total
     Return Fund acquired by Japanese investors as required by Article 26, Item
     4 of the Rules Concerning Transactions of Foreign Securities of the Japan
     Securities Dealers Association.

(4)  The Total Return Fund may not make short sales of securities or maintain a short position for the account of the Fund unless the total current value of the securities being the subject of short sales or of the short position is equal to or less than the net asset value of the Total Return Fund.

(5)  The Total Return Fund may not borrow money in excess of 10% of the value
     (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, except for extraordinary or emergency purposes, such as in the case of a merger, amalgamation or the like.

(6)  The Total Return Fund may not acquire more than 50% of the outstanding voting securities of any issuer, if aggregated with the portion of holding in such securities by any and all other mutual funds managed by PIMCO.

(7)  The Total Return Fund may not invest more than 15% of its total assets in voting securities privately placed, mortgage securities or unlisted voting securities which cannot be readily disposed of. This restriction shall not be applicable to securities determined by PIMCO to be liquid and for which a market price (including a dealer

                                       34

     quotation) is generally obtainable or determinable.

(8)  None of the portfolio securities of the Total Return Fund may be purchased from or sold or loaned to any Trustee of the Trust, PIMCO, acting as investment adviser of the Trust, or any affiliate thereof or any of their directors, officers or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of PIMCO, on his own account whether in his own or other name (as well as a nominee's name), 10%
     or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's Prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or
     (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

(9)  Beginning on December 31, 2003, for as long as the Total Return Fund offers its shares for sale in Japan, it shall not invest in any stock or equities, and it shall manage its entrusted assets with the purpose of investing in public and company bonds consistent with qualifying as a "public and company bond investment trust" under the Income Tax Law of Japan.

     All percentage limitations on investments described in the restrictions relating to the sale of shares in Japan will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. If any violation of the foregoing investment restrictions occurs, the Trust will, promptly after discovery of the violation, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Trust and the only remedy in respect of the violation.

     While the Total Return Fund will invest its assets in a manner intended to result in its treatment as a "public and company bond investment trust" for
Japanese tax purposes, in the event that this result is not obtained, the Fund and its shareholders could be adversely affected, Japanese individual investors may be subject to capital gains taxes upon redemptions of the Fund's shares, and
Japanese shareholders may not be able to credit U.S. withholding taxes on income from the Fund against Japanese withholding taxes on income from the Fund. Any such tax obligations incurred by Japanese investors are obligations of the
Fund's Japanese shareholders, and not of the Fund or its trustees, officers or non-Japanese investors.

     If any of the foregoing standards shall, at any time when shares of the
Total Return Fund are being offered for subscription by the Trust in Japan or thereafter, no longer be required in accordance with the standards of the
Japanese Securities Dealers Association, then such standards shall no longer apply.

                             MANAGEMENT OF THE TRUST

Trustees and Officers

     The business of the Trust is managed under the direction of the Trust's
Board of Trustees. Subject to the provisions of the Trust's Declaration of
Trust, its By-Laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust's officers.

     The charts below identify the Trustees and executive officers of the Trust.
Unless otherwise indicated, the address of all persons below is 840 Newport
Drive, Newport Beach, CA 92660.

Trustees of the Trust

                         Term of                                                   Number of
                         Office and                                                Funds in
                         Length of                                                 Fund Complex
Name, Age and Position   Time         Principal Occupation(s) During Past 5        Overseen by    Other Directorships
Held with Trust*         Served /+/   Years                                        Trustee**      Held by Trustee
------------------------------------------------------------------------------------------------------------------------
Interested Trustees/1/

Brent R. Harris          02/1992 to    Managing Director, PIMCO; Chairman and           71        None
(43)                     present       Director, PIMCO Commercial Mortgage
                                       Securities Trust, Inc.; Chairman and
Chairman of the Board                  Trustee, PIMCO Variable Insurance Trust;
and Trustee                            Chairman, Director and President, PIMCO
                                       Strategic Global Government Fund, Inc.;
                                       Director, PIMCO

----------
*    As of June 30, 2003.
**   As of June 30, 2003.
/+/  Trustees serve until their successors are duly elected and qualified.
/1/  Mr. Harris and Mr. Burns are "interested persons" of the Trust (as that term is defined in the 1940 Act because of their affiliations with PIMCO.

                                       35

                         Term of                                                   Number of
                         Office and                                                Funds in
                         Length of                                                 Fund Complex
Name, Age and Position   Time         Principal Occupation(s) During Past 5        Overseen by    Other Directorships
Held with Trust*         Served /+/   Years                                        Trustee        Held by Trustee
------------------------------------------------------------------------------------------------------------------------
                                       Luxembourg S.A.; and Board of Governors
                                       and Executive Committee, Investment
                                       Company Institute.

R. Wesley Burns (43)     07/1987 to    Director, PIMCO.  President and Director,        70        None
                         present       PIMCO Commercial Mortgage Securities
President and Trustee    (since        Trust, Inc.; President and Trustee, PIMCO
                         11/1997 as    Variable Insurance Trust; Senior Vice
                         Trustee)      President, PIMCO Strategic Global
                                       Government Fund, Inc.; Director, PIMCO
                                       Funds: Global Investors Series plc and
                                       Director, PIMCO Global Advisors (Ireland)
                                       Limited.  Formerly, Managing Director,
                                       PIMCO and Executive Vice President, PIMCO
                                       Funds: Multi-Manager Series.

Independent Trustees

E. Philip Cannon (62)    03/2000 to    Proprietor, Cannon & Company, an                 114       None
                         present       affiliate of Inverness Management LLC, (a
Trustee                                private equity investment firm).
                                       President, Houston Zoo; Director, PIMCO
                                       Commercial Mortgage Securities Trust,
                                       Inc.; Trustee, PIMCO Variable Insurance
                                       Trust; Trustee, PIMCO Funds:
                                       Multi-Manager Series.  Formerly,
                                       Headmaster, St. John's School, Houston,
                                       Texas.

                                       36

                         Term of                                                   Number of
                         Office and                                                Funds in
                         Length of                                                 Fund Complex
Name, Age and Position   Time         Principal Occupation(s) During Past 5        Overseen by    Other Directorships
Held with Trust*         Served /+/   Years                                        Trustee        Held by Trustee
------------------------------------------------------------------------------------------------------------------------
Vern O. Curtis           02/1995 to    Private Investor; Director, PIMCO                70        Director, Public
(69)                     present       Commercial Mortgage Securities Trust,                      Storage Business
                                       Inc.; and Trustee, PIMCO Variable                          Parks, Inc., (a Real
Trustee                                Insurance Trust.                                           Estate Investment
                                                                                                  Trust); Director,
                                                                                                  Fresh Choice, Inc.
                                                                                                  (restaurant company).

J. Michael Hagan (63)    03/2000 to    Private Investor and Business                    70        Director, Ameron
                         present       Consultant.  Director, PIMCO Commercial                    International
Trustee                                Mortgage Securities Trust, Inc.; Trustee,                  (manufacturing); and
                                       PIMCO Variable Insurance Trust; Director                   Director, Fleetwood
                                       Freedom Communications; Director, Remedy                   Enterprises
                                       Temp (staffing); Director, Saint Gobain                    (manufacturer of
                                       Corporation (manufacturing); Member of                     housing and
                                       the Board of Regents at Santa Clara                        recreational
                                       University; Member of the Board, Taller                    vehicles).
                                       San Jose; Trustee, South Coast Repertory
                                       Theater.  Formerly, Chairman and CEO,
                                       Furon Company (manufacturing).

William J. Popejoy (64)  07/1993 to    Managing Member, Pacific Capital                 70        Director, New Century
                         02/1995 and   Investors; Trustee, PIMCO Variable                         Financial Corporation
Trustee                  08/1995 to    Insurance Trust; and Director, PIMCO                       (mortgage banking)
                         present       Commercial Mortgage Securities Trust,
                                       Inc.  Formerly, Director, California
                                       State Lottery.

Executive Officers

Name, Age and Position Held with   Term of Office and Length of
Trust                              Time Served                    Principal Occupation(s) During Past 5 Years
--------------------------------------------------------------------------------------------------------------------------
Gregory A. Bishop                  02/2003 to present             Senior Vice President, PIMCO.
(41)
Senior Vice President

William H. Gross                   04/1987 to present             Managing Director and Chief Investment Officer, PIMCO.
(59)
Senior Vice President

Raymond C. Hayes                   02/1995 to present (since      Senior Vice President, PIMCO; Formerly, Vice President
(58)                               02/03 as Senior Vice           PIMCO.
Senior Vice President              President.

                                       37

Name, Age and Position Held with   Term of Office and Length of
Trust                              Time Served                    Principal Occupation(s) During Past 5 Years
--------------------------------------------------------------------------------------------------------------------------
Margaret Isberg                    02/1996 to present             Managing Director, PIMCO.  Formerly, Executive Vice
(46)                                                              President, PIMCO.
Senior Vice President

Steven P. Kirkbaumer               02/2003 to present             Senior Vice President, PIMCO.  Formerly, Vice
(47)                                                              President, PIMCO
Senior Vice President

John S. Loftus                     02/2001 to present             Managing Director, PIMCO.
(44)
Senior Vice President

James F. Muzzy                     04/1987 to present (since      Managing Director, PIMCO.
(64)                               02/2003 as Senior Vice
Senior Vice President              President)

Douglas J. Ongaro                  08/1995 to present (since      Senior Vice President, PIMCO.  Formerly, Vice
(42)                               02/2003 as Senior Vice         President, PIMCO.
Senior Vice President              President)

Mark A. Romano                     02/1998 to present             Senior Vice President, PIMCO.  Formerly, Vice
(45)                                                              President, PIMCO.
Senior Vice President

Jeffrey M. Sargent                 02/1993 to present (since      Senior Vice President, PIMCO.  Formerly, Vice
(40)                               02/1999 as Senior Vice         President, PIMCO.
Senior Vice President              President)

Leland T. Scholey                  02/1996 to present             Senior Vice President, PIMCO.
(50)
Senior Vice President

William S. Thompson, Jr.           11/1993 to present (since      Managing Director and Chief Executive Officer, PIMCO.
(57)                               02/2003 as Senior Vice
Senior Vice President              President)

Jim Johnstone                      02/2002 to present             Vice President, PIMCO.  Formerly, Vice President,
(39)                                                              Fidelity Investments.
Vice President

Kevin D. Kuhner                    02/2003 to present             Vice President, PIMCO.  Formerly, Account Manager, PIMCO
(37)
Vice President

Henrik P. Larsen                   02/1999 to present             Vice President, PIMCO.  Formerly, Manager, PIMCO.
(33)
Vice President

Andre J. Mallegol, III             02/1998 to present             Vice President, PIMCO.
(37)
Vice President

                                       38

Name, Age and Position Held with   Term of Office and Length of
Trust                              Time Served                    Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------------------
Gail Mitchell                      02/2003 to present             Vice President, PIMCO.  Formerly, Account Manager, PIMCO.
(53)
Vice President

Bruce P. Pflug                     02/2003 to present             Senior Vice President, PIMCO.
(44)
Vice President

David J. Pittman                   02/1998 to present             Vice President, PIMCO.
(55)
Vice President

Scott M. Spalding                  02/2002 to present             Vice President, PIMCO.  Formerly, associated with
(33)                                                              PacificCare Healthcare Systems.
Vice President

Christina L. Stauffer              02/2003 to present             Vice President, PIMCO. Formerly, Account Manager,
(39)                                                              PIMCO and a vice president of client services and
Vice President                                                    marketing with Transamerica Investment Management.

Michael J. Willemsen                11/1988 to present (since     Vice President, PIMCO.  Formerly, Manager, PIMCO.
(43)                                02/2002 as Vice President)
Vice President

Garlin G. Flynn                     08/1995 to present            Specialist, PIMCO.
(56)
Secretary

John P. Hardaway                    08/1990 to present            Senior Vice President, PIMCO.  Formerly, Vice
(45)                                                              President, PIMCO.
Treasurer

Stacie Anctil                       11/2003 to present            Specialist, PIMCO. Formerly, sales manager at
(33)                                                              FT Interactive Data.
Assistant Treasurer

Erik C. Brown                       02/2001 to present            Vice President, PIMCO.  Formerly, tax consultant with
(35)                                                              Deloitte and Touche LLP and PricewaterhouseCoopers LLC.
Assistant Treasurer

Mohan V. Phansalkar                 08/2003 to present            Managing Director and Chief Legal Officer, PIMCO.
(39)                                                              Formerly, Executive Vice President, Senior Vice
Chief Legal Officer                                               President and Secretary, PIMCO.

     Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2002.

----------------------------------------------------------------------------------------------------------

                                                                         Aggregate Dollar Range of Equity
                                                                       Securities in All Funds Overseen by
                                Dollar Range of Equity Securities in     Trustee or Nominee in Family of
 Name of Trustee or Nominee                  the Funds                         Investment Companies
----------------------------------------------------------------------------------------------------------
R. Wesley Burns                            Over $100,000                           Over $100,000
----------------------------------------------------------------------------------------------------------
E. Philip Cannon                                None                               Over $100,000
----------------------------------------------------------------------------------------------------------
Vern O. Curtis                             Over $100,000                           Over $100,000
----------------------------------------------------------------------------------------------------------
J. Michael Hagan                                None                                    -0-
----------------------------------------------------------------------------------------------------------
Brent R. Harris                            Over $100,000                           Over $100,000
----------------------------------------------------------------------------------------------------------
William J. Popejoy                              None                                    -0-
---------------------------------- ----------------------------------------- -----------------------------

                                       39

     No independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the investment adviser, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the investment adviser or the principal underwriter of the Trust (not including registered investment companies). Set forth in the table below is information regarding each independent Trustee's (and his or her immediate family members') share ownership in securities of the investment adviser of the Trust, the principal underwriter of the Trust, and any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Trust (not including registered investment companies), as of December 31, 2002.

------------------------------------------------------------------------------------------------
                     Name of Owners and
Name of Trustee or    Relationships to                                   Value of     Percent of
    Nominee          Trustee or Nominee    Company    Title of Class    Securities      Class
------------------------------------------------------------------------------------------------
E. Philip Cannon           None             None           None            None          None
------------------------------------------------------------------------------------------------
Vern O. Curtis             None             None           None            None          None
------------------------------------------------------------------------------------------------
J. Michael Hagan           None             None           None            None          None
------------------------------------------------------------------------------------------------
William J. Popejoy         None             None           None            None          None
------------------------------------------------------------------------------------------------

     No independent Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; (ii) any securities interest in the principal underwriter of the Trust or the investment adviser or their affiliates (other than the Trust); or (iii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

..  the Funds;

..  an officer of the Funds;

..  an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Funds;

..  an officer or an investment company, or a person that would by an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Funds;

..  the investment adviser or principal underwriter of the Funds;

..  an officer of the investment adviser or principal underwriter of the Funds;

..  a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds; or

..  an officer of a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds.

Standing Committees

     The Trust has a standing Audit Committee that consists of all of the independent Trustees (Messrs. Cannon, Curtis, Hagan and Popejoy). The Audit
Committee reviews both the audit and non-audit work of the Trust's independent public accountant, submits a recommendation to the Board as to the selection of an independent public accountant, and reviews generally the maintenance of the
Trust's records and the safekeeping arrangement of the Trust's custodian. During the fiscal year ended March 31, 2003, the Audit Committee met four times. Each member of the Audit Committee attended 100% of such meetings during the period in which he or she was a member of the Audit Committee.

     The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other investments and, as required by the
Trust's valuation policies, when the Board is not in session it shall determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board. The Valuation
Committee currently consists of all of the Trust's Board members. The Valuation
Committee held two meetings during the last fiscal year.

                                       40

     The Trust also has a Nominating Committee, composed of independent Trustees
(Messrs. Cannon, Curtis, Hagan and Popejoy), that is responsible for the selection and nomination of candidates to serve as Trustees of the Trust. The
Nominating Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. During the fiscal year ended
March 31, 2003, there were no meetings of the Nominating Committee.

Compensation Table

     The following table sets forth information regarding compensation received by the Trustees for the fiscal year ended March 31, 2003.

                                                 Total Compensation
                                 Aggregate        from Trust and
                               Compensation      Fund Complex Paid
Name and Position              from Trust/1/       to Trustees/2/
----------------------------  --------------     ------------------
E. Philip Cannon,  Trustee    $       74,289/3/  $          185,956/4/
Vern O. Curtis,  Trustee      $       74,314     $           92,314
J. Michael Hagan,  Trustee    $       72,500     $           90,500
William J. Popejoy,  Trustee  $       72,500     $           90,500

     1    Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $60,000 plus $3,000 for each Board of
Trustees meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, a Trustee serving as a Committee Chair, other than those affiliated with PIMCO or its affiliates, receives an additional annual retainer of $1,500. For the fiscal year ended March 31, 2003, the unaffiliated Trustees as a group received compensation in the amount of $465,266. Note: Guilford C. Babcock and Thomas P.
Kemp served as unaffiliated Trustees until their retirement on June 30, 2003.
For the fiscal year ended March 31, 2003, Mr. Babcock and Mr. Kemp each received compensation in the amounts of $72,500 and $90,500 from the Trust and the Fund
Complex, respectively.

     2    Each Trustee also serves as a Director of PIMCO Commercial Mortgage
Securities Trust, Inc., a registered closed-end management investment company, and as a Trustee of PIMCO Variable Insurance Trust, a registered open-end management investment company. For their services to PIMCO Commercial Mortgage
Securities Trust, Inc., the Directors listed above received an annual retainer of $6,000 plus $1,000 for each Board of Directors meeting attended in person and
$500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, a Director serving as a Committee Chair, other than those affiliated with PIMCO or its affiliates, receives an additional annual retainer of $500. For the fiscal year ended December 31, 2002, the unaffiliated Directors as a group received compensation in the amount of $64,493.

     The Trustees listed above, for their services as Trustees of PIMCO Variable
Insurance Trust, receive an annual retainer of $4,000 plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, a Trustee serving as a Committee Chair, other than those affiliated with PIMCO or its affiliates, receives an additional annual retainer of $500. For the fiscal year ended December 31, 2002, the unaffiliated Trustees as a group received compensation in the amount of $61,493.

     3    The Trust, PIMCO Commercial Mortgage Securities Trust, Inc., and
PIMCO Variable Insurance Trust have adopted a deferred compensation plan. For fiscal year ended December 31, 2002, Mr. Cannon elected to have $10,500 and
$10,000 in compensation deferred from the PIMCO Commercial Mortgage Securities
Trust, Inc. and PIMCO Variable Insurance Trust, respectively. For fiscal year ended March 31, 2003, Mr. Cannon elected to have $72,500 in compensation from the Trust deferred.

     4    Mr. Cannon also serves as a Trustee of PIMCO Funds: Multi-Manager
Series which has adopted a deferred compensation plan. For the fiscal year ended
December 31, 2002, Mr. Cannon elected to have $78,250 in compensation from that
Trust deferred.

Investment Adviser

     Pacific Investment Management Company LLC ("PIMCO"), a Delaware limited liability company, serves as investment adviser to the Funds pursuant to an investment advisory contract ("Advisory Contract") between PIMCO and the Trust.
PIMCO is a majority owned subsidiary of Allianz Dresdner Asset Management of
America L.P. ("ADAM LP") with a minority interest held by PIMCO Partners, LLC.
PIMCO Partners, LLC is owned by the current managing directors and

                                       41

executive management of PIMCO. ADAM LP was organized as a limited partnership under Delaware law in 1987. ADAM LP's sole general partner is Allianz PacLife
Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company with three members, ADAM U.S. Holding LLC, the managing member, which is a Delaware limited liability company, Pacific Life Insurance Company and Pacific
Asset Management LLC, a Delaware limited liability company. ADAM U.S. Holding
LLC's sole member is Allianz Dresdner Asset Management of America LLC, a
Delaware limited liability company. Allianz Dresdner Asset Management of America
LLC has two members, Allianz of America, Inc., a Delaware corporation which owns a 99.9% non-managing interest and Allianz Dresdner Asset Management of America
Holding Inc., a Delaware corporation which owns a 0.01% managing interest.
Allianz Dresdner Asset Management of America Holding Inc. is a wholly-owned subsidiary of ADAM GmbH, which is wholly-owned by Allianz Aktiengesellschaft
("Allianz AG"). Allianz of America, Inc. is wholly-owned by Allianz AG. Pacific
Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance
Company, a wholly-owned subsidiary of Pacific Mutual Holding Company. Allianz AG indirectly owns a controlling interest in ADAM LP. Allianz AG is a
European-based, multi-national insurance and financial services holding company.
Pacific Life Insurance Company owns an indirect minority equity interest in ADAM
LP and is a California based insurance company.

     PIMCO has engaged Research Affiliates, LLC ("Research Affiliates"), a
California limited liability company, to serve as asset allocation sub-adviser to the All Asset Fund and All Asset All Authority Fund pursuant to an asset allocation sub-advisory agreement ("Asset Allocation Agreement"). Research
Affiliates was organized in March 2002 and is located at 800 E. Colorado Blvd.,
9th Floor, Pasadena, CA 91101.

     PIMCO is located at 840 Newport Center Drive, Newport Beach, California
92660. PIMCO had approximately $348.8 billion of assets under management as of
June 30, 2003.

     Allianz AG is a European based insurance and financial services holding company and a publicly traded German company. As of December 31, 2002, the
Allianz Group (including PIMCO) had assets under management of more than $1.04 trillion.

     Significant institutional shareholders of Allianz AG currently include
Munchener Ruckversicherungs-Gesellschaft AG ("Munich Re") and Bayerische
Hypo-und Vereinsbank AG ("HypoVereinsbank"). These entities as well as certain broker-dealers that might be controlled by or affiliated with Allianz AG or these entities (collectively, the "Affiliated Brokers"), may be considered to be affiliated persons of PIMCO. Absent an SEC exemption or other relief, the Funds generally are precluded from effecting principal transactions with the
Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions is subject to restrictions. PIMCO does not believe that the restrictions on transactions with the Affiliated Brokers described above materially adversely affect its ability to provide services to the Funds, the
Funds' ability to take advantage of market opportunities, or the Funds' overall performance.

Advisory Agreement

     PIMCO is responsible for making investment decisions and placing orders for the purchase and sale of the Trust's investments directly with the issuers or with brokers or dealers selected by it in its discretion. See "Portfolio
Transactions." PIMCO also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of each Fund.

     Under the terms of the Advisory Contract, PIMCO is obligated to manage the
Funds in accordance with applicable laws and regulations. The investment advisory services of PIMCO to the Trust are not exclusive under the terms of the
Advisory Contract. PIMCO is free to, and does, render investment advisory services to others.

     Following the expiration of the two year period commencing with the effectiveness of the Advisory Contract, it will continue in effect on a yearly basis provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of
Trustees and (ii) by a majority of the Independent Trustees. The Advisory
Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by PIMCO, on 60 days' written notice by either party to the contract and will terminate automatically if assigned.

                                       42

     Continuation of the Advisory Contract was last approved by the Board of
Trustees, including a majority of the Trustees who are not parties to the
Advisory Contract or interested persons of such parties ("Independent
Trustees"), at a meeting held on August 19, 2003. In determining whether to continue the Advisory Contract, the Trustees considered the fees and expenses paid by the Funds and by comparable funds, the costs of providing these services, and the profitability of PIMCO's relationship with the Funds. The
Trustees also considered the nature and quality of services provided under the
Advisory Contract, and the investment performance of the Funds on an absolute basis, and relative to the performance of comparable funds. The Trustees also considered the terms of the Trust's Administration Agreement and the fees paid and services provided to the Funds under their "unified fee" structure. In addition, the Trustees considered the relationships among PIMCO, Allianz AG, and their affiliates, including any collateral benefits received by PIMCO or its affiliates due to PIMCO's relationship with the Funds. The Trustees also considered PIMCO's representations concerning its staffing, capabilities and methodologies applied in managing the Funds, including the importance of retention of personnel with relevant portfolio management experience. Upon completion of the Board's review and discussion, the Trustees concluded that the investment advisory fees payable to PIMCO under the Advisory Contract are fair and reasonable in light of the services provided to the Funds, and approved the continuation of the Advisory Contract between the Trust and PIMCO for one year.

     PIMCO employs Research Affiliates to provide asset allocation services to the All Asset Fund and All Asset All Authority Fund pursuant to an Asset
Allocation Agreement. Under the Asset Allocation Agreement, Research Affiliates
is responsible for the management of the Fund and determining how the assets of the Fund are allocated and reallocated from time to time among the Underlying
Funds. For services provided to the All Asset Fund and All Asset All Authority
Fund, PIMCO (not the Trust) pays fees to Research Affiliates at an annual rate of 0.20% and 0.25%, respectively, of the average daily net assets of each Fund.
The Funds also indirectly pay a proportionate share of the advisory fees paid to
PIMCO by the Underlying Funds in which the Funds invest. Research Affiliates is not compensated directly by the All Asset Fund or All Asset All Authority Fund.

     Under the terms of the Asset Allocation Agreement, Research Affiliates is
obligated to manage the All Asset Fund in accordance with applicable laws and regulations. The Asset Allocation Agreement will continue in effect with respect to the All Asset Fund for two years from its effective date, and thereafter on a yearly basis provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees and (ii) by a majority of the Independent Trustees. The Asset
Allocation Agreement may be terminated without penalty by vote of the Trustees or its shareholders, or by PIMCO, on 60 days' written notice by either party to the contract and will terminate automatically if assigned. If Research
Affiliates ceases to manage the portfolio of the Fund, PIMCO will either assume full responsibility for the management of the Fund, or retain a new asset allocation sub-adviser, subject to the approval of the Trustees and, if required, the Fund's shareholders.

     PIMCO receives a monthly investment advisory fee from each Fund at an annual rate based on average daily net assets of the Funds as follows:

                                                           Advisory
Fund                                                       Fee Rate
---------------------------------------------------        --------
Liquid Assets Fund                                             0.10%
Money Market Fund                                              0.15%
All Asset and Short Duration Municipal Income Funds            0.20%
Commercial Mortgage Securities, Convertible, Real
  Return Asset and StocksPLUS Funds                            0.40%
StocksPLUS Municipal-Backed Fund                               0.44%
Diversified Income and Emerging Markets Bond Funds             0.45%
CommodityRealReturn Strategy, RealEstateRealReturn
  Strategy, StocksPLUS Short Strategy and StocksPLUS
  Total Return Funds                                           0.49%
European Convertible Fund                                      0.50%
European StocksPLUS TR Strategy, Far East (ex-Japan)
  StocksPLUS TR Strategy, International StocksPLUS TR
  Strategy and Japanese StocksPLUS TR Strategy Funds           0.55%
All other Funds                                                0.25%

     For the fiscal years ended March 31, 2003, 2002 and 2001, the aggregate amount of the advisory fees paid by each operational Fund was as follows:

                                       43

                                                 Year Ended     Year Ended     Year Ended
Fund                                               3/31/03       3/31/02        3/31/01
-------------------------------------------     ------------   ------------   ------------
All Asset Fund                                  $     53,124            N/A            N/A
California Intermediate Municipal Bond Fund          374,702   $    245,724   $    235,549
California Municipal Bond Fund                        40,417         38,652         23,189
CommodityRealReturn Strategy Fund                    176,335            N/A            N/A
Convertible Fund                                     105,967        177,766        592,451
Emerging Markets Bond Fund                         1,554,522        475,043        211,416
European Convertible Fund                             24,176         25,385          8,367
Foreign Bond Fund                                  2,624,791      1,833,823      1,477,689
Global Bond Fund                                   1,008,664        799,652        731,816
Global Bond Fund II                                  249,874        197,770        191,774
GNMA                                                 537,840        117,225         20,257
High Yield Fund                                   10,590,729      7,996,501      7,084,431
Investment Grade Corporate Bond Fund                  63,778         14,792         12,277
Long-Term U.S. Government Fund                     1,873,831      1,320,155      1,026,205
Low Duration Fund                                 21,105,390     13,116,919     10,648,205
Low Duration Fund II                               1,092,814      1,177,684      1,517,422
Low Duration Fund III                                130,019        122,127         99,814
Moderate Duration Fund                             2,188,970      1,627,129      1,179,075
Money Market Fund                                    580,550        541,950        595,731
Municipal Bond Fund                                  803,095        272,823        153,408
New York Municipal Bond Fund                          25,189         12,643          8,227
Real Return Fund                                  14,082,155      5,064,008      1,358,282
Real Return Fund II                                   44,914          3,371            N/A
Real Return Asset Fund                               151,562         31,567            N/A
Short Duration Municipal Income Fund                 369,566         31,171         26,241
Short-Term Fund                                    7,487,012      3,548,056      1,707,119
StocksPLUS Fund                                    3,207,673      3,938,464      5,319,379
StocksPLUS Total Return Fund                          11,056            N/A            N/A
Total Return Fund                                158,776,873    118,913,898     89,506,328
Total Return Fund II                               5,152,176      4,368,499      3,840,097
Total Return Fund III                              2,321,409      2,130,614      1,970,439
Total Return Mortgage Fund                           453,198        119,995         41,637

Proxy Voting Policies and Procedures

     PIMCO has adopted written proxy voting policies and procedures ("Proxy
Policy") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds.
Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of the Funds, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

     The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Funds and their shareholders. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

     PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and the Funds.
If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of the Funds. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the Funds' best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the Board; (iii)
voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting to the Board that the Fund engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

                                       44

     Information about how the Fund voted proxies relating to portfolio securities held during the year July 1, 2003 through June 30, 2004 will be available no later than August 31, 2004 without charge, upon request, by calling the Trust at 1-800-927-4648 and on the SEC's website at http://www.sec.gov.

     Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Funds are available by calling the
Trust at 1-800-927-4648 and on the SEC's website at www.sec.gov.

Fund Administrator

     PIMCO also serves as Administrator to the Funds pursuant to an administration agreement (the "Administration Agreement") with the Trust. PIMCO provides the Funds with certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other
Fund service providers. PIMCO may in turn use the facilities or assistance of its affiliates to provide certain services under the Administration Agreement, on terms agreed between PIMCO and such affiliates. The administrative services provided by PIMCO include but are not limited to: (1) shareholder servicing functions, including preparation of shareholder reports and communications, (2)
regulatory compliance, such as reports and filings with the SEC and state securities commissions, and (3) general supervision of the operations of the
Funds, including coordination of the services performed by the Funds' transfer agent, custodian, legal counsel, independent accountants, and others. PIMCO (or an affiliate of PIMCO) also furnishes the Funds with office space facilities required for conducting the business of the Funds, and pays the compensation of those officers, employees and Trustees of the Trust affiliated with PIMCO. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of
Prospectuses and shareholder reports for current shareholders. PIMCO has contractually agreed to provide these services, and to bear these expenses, at the following rates for each Fund (each expressed as a percentage of the Fund's average daily net assets attributable to its classes of shares on an annual basis):

                                                       Administrative Fee Rate
                                                    -------------------------------
                                 Institutional
                                     and
                                 Administrative     Advisor   Class A,                 Class
 Fund                                Class           Class    B and C       Class D*  J and K   Class R
----------------------------     --------------     -------   --------      -------   -------   -------
All Asset and All Asset All
 Authority Funds                           0.05%       0.15%      0.45%        0.70%      N/A       N/A
California Intermediate
 Municipal Bond, California
 Municipal Bond and New
 York Municipal Bond Funds                 0.22%       0.32%      0.40%**      0.60%     0.25%      N/A
CommodityRealReturn
 Strategy Fund                             0.25%       0.35%      0.50%        0.75%      N/A      0.50%
Convertible Fund                           0.25%       0.35%       N/A          N/A      0.25%     0.40%
Diversified Income Fund                    0.30%       0.30%      0.50%        0.50%      N/A      0.50%
Emerging Markets Bond Fund                 0.40%       0.50%      0.55%        0.80%     0.30%     0.55%
European StocksPLUS TR
 Strategy Fund                             0.30%       0.40%      0.45%        0.70%      N/A       N/A
Far East (ex-Japan)
 StocksPLUS TR Strategy Fund               0.30%       0.40%      0.45%        0.70%      N/A       N/A
Foreign Bond Fund                          0.25%       0.35%      0.45%        0.70%     0.25%     0.45%
Global Bond Fund                           0.30%       0.40%      0.45%        0.70%     0.30%      N/A
Global Bond II Fund                        0.30%       0.40%      0.45%        0.70%     0.30%     0.45%
GNMA Fund                                  0.25%       0.35%      0.40%***     0.65%     0.25%     0.40%
International StocksPLUS
 TR Strategy Fund                          0.30%       0.40%      0.55%        0.80%      N/A       N/A
Investment Grade
Corporate Bond Fund                        0.25%       0.35%      0.40%        0.65%     0.25%      N/A
Japanese StocksPLUS
 TR Strategy Fund                          0.30%       0.40%      0.45%        0.70%      N/A       N/A
Liquid Assets Fund                         0.05%        N/A        N/A          N/A       N/A       N/A
Low Duration and
Total Return Funds                         0.18%       0.20%      0.40%        0.50%     0.25%     0.40%
Moderate Duration Fund                     0.20%       0.30%      0.40%        0.65%     0.25%      N/A
Money Market Fund                          0.20%       0.30%      0.40%**      0.45%     0.25%     0.40%
Municipal Bond Fund                        0.24%       0.30%      0.40%**      0.60%     0.25%      N/A
Real Return Fund                           0.20%       0.30%      0.40%        0.65%     0.25%     0.40%
Real Return Fund II                        0.20%       0.30%      0.40%        0.65%      N/A       N/A
Real Return Asset Fund                     0.25%       0.35%      0.40%        0.65%      N/A       N/A
RealEstateRealReturn
 Strategy Fund                             0.25%       0.40%      0.50%        0.75%      N/A       N/A
Short Duration Municipal
Income Fund                                0.19%       0.29%      0.40%**      0.60%     0.25%      N/A
Short-Term Fund                            0.20%       0.20%      0.40%**      0.50%     0.25%     0.40%
StocksPLUS Municipal-Backed
 Fund                                      0.25%       0.40%      0.50%        0.75%      N/A       N/A
StocksPLUS Short Strategy Fund             0.25%       0.40%      0.45%        0.70%      N/A       N/A
StocksPLUS Total Return Fund               0.25%       0.35%      0.45%        0.70%      N/A       N/A
All other Funds                            0.25%       0.35%      0.40%        0.65%     0.25%     0.40%

----------
*    As described below, the Administration Agreement includes a plan adopted under Rule 12b-1 which provides for the payment of up to 0.25% of the Class
     D Administrative Fee rate as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

**   On January 1, 2003, the administrative fee for the California
     Intermediate Municipal Bond, California Municipal Bond, Money Market,
     Municipal Bond, New York Municipal Bond, Short Duration Municipal Income
     and Short-Term Funds was increased by 0.05% to a rate of 0.40% of each
     Fund's average daily net assets.

***  On December 1, 2002, the GNMA Fund's administrative fee was reduced by
     0.10% to a rate of 0.40% of the Fund's average daily net assets.

                                       45

     Except for the expenses paid by PIMCO, the Trust bears all costs of its operations. The Funds are responsible for: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares ("Class-specific expenses").

     Class-specific expenses include distribution and service fees payable with respect to different classes of shares and administrative fees as described above, and may include certain other expenses as permitted by the Trust's
Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the
1940 Act and subject to review and approval by the Trustees.

     The Administration Agreement may be terminated by the Trustees, or by a vote of a majority of the outstanding voting securities of the Trust, Fund, or
Class as applicable, at any time on 60 days' written notice. Following the expiration of the one-year period commencing with the effectiveness of the
Administration Agreement, it may be terminated by PIMCO, also on 60 days'
written notice.

     The All Asset and All Asset All Authority Funds indirectly pay a proportionate share of the administrative fees paid to PIMCO by the Underlying
Funds in which each Fund invests.

     The Administration Agreement is subject to annual approval by the Board, including a majority of the Trust's Independent Trustees (as that term is defined in the 1940 Act). The current Administration Agreement, dated May 5,
2000, as supplemented from time to time, was last approved by the Board of
Trustees, including all of the Independent Trustees at a meeting held on August
20, 2002. In approving the Administration Agreement, the Trustees determined that: (1) the Administration Agreement is in the best interests of the Funds and their shareholders; (2) the services to be performed under the Agreement are services required for the operation of the Funds; (3) PIMCO is able to provide, or to procure, services for the Funds which are at least equal in nature and quality to services that could be provided by others; and (4) the fees to be charged pursuant to the Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

     For the fiscal years ended March 31, 2003, 2002 and 2001, the aggregate amount of the administrative fees paid by each operational Fund was as follows:

                                                 Year Ended     Year Ended     Year Ended
Fund                                              3/31/03        3/31/02        3/31/01
-------------------------------------------     ------------   ------------   ------------
All Asset Fund                                  $     13,781            N/A            N/A
California Intermediate Municipal Bond Fund          401,332   $    253,580   $    257,061
California Municipal Bond Fund                        42,338         39,181         22,381
CommodityRealReturn Strategy Fund                    101,238            N/A            N/A
Convertible Fund                                      85,736        146,125        405,525
Emerging Markets Bond Fund                         1,547,755        445,517        191,697
European Convertible Fund                             11,593         12,707          4,154
Foreign Bond Fund                                  3,341,802      2,252,160      1,757,855
Global Bond Fund                                   1,210,057        959,541        878,179

                                       46

                                                 Year Ended     Year Ended     Year Ended
Fund                                              3/31/03        3/31/02        3/31/01
-------------------------------------------     ------------   ------------   ------------
Global Bond Fund II                                  346,704        261,251        247,485
GNMA                                                 878,084        172,922         20,262
High Yield Fund                                   13,292,594      9,812,572      8,316,046
Investment Grade Corporate Bond Fund                  63,778         14,792         12,277
Long-Term U.S. Government Fund                     2,312,484      1,632,901      1,199,085
Low Duration Fund                                 20,946,408     11,333,576      8,636,136
Low Duration Fund II                               1,092,814      1,177,684      1,513,253
Low Duration Fund III                                130,019        122,423         99,853
Moderate Duration Fund                             1,751,176      1,301,704        943,260
Money Market Fund                                  1,200,841      1,012,402      1,055,918
Municipal Bond Fund                                  990,873        339,822        196,287
New York Municipal Bond Fund                          32,917         13,247          7,942
Real Return Fund                                  18,200,673      6,326,433      1,559,146
Real Return Fund II                                   35,931          2,697            N/A
Real Return Asset Fund                                87,786         15,887            N/A
Short Duration Municipal Income Fund                 583,958         29,651         24,945
Short-Term Fund                                    7,961,958      3,679,902      1,529,935
StocksPLUS Fund                                    2,557,737      3,256,936      4,439,129
StocksPLUS Total Return Fund                           5,641            N/A            N/A
Total Return Fund                                140,013,873    100,611,284     73,048,093
Total Return Fund II                               5,152,176      4,379,226      3,839,588
Total Return Fund III                              2,321,409      2,130,813      1,970,778
Total Return Mortgage Fund                           654,566        158,102         43,807

     Under the Administration Agreement, the Administrator or an affiliate may pay financial service firms a portion of the Class D administration fees in return for the firms' services (normally not to exceed an annual rate of 0.35%
of a Fund's average daily net assets attributable to Class D shares purchase through such firms). The Administration Agreement includes a plan specific to
Class D shares that has been adopted in conformity with the requirements set forth under Rule 12b-1 of the 1940 Act to allow for payment of up to 0.25% per annum of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution and marketing of Class D shares and/or the provision of shareholder services. See
"Distribution of Trust Shares - Plan for Class D Shares."

                          DISTRIBUTION OF TRUST SHARES

Distributor and Multi-Class Plan

     PIMCO Advisors Distributors LLC (the "Distributor") serves as the principal underwriter of each class of the Trust's shares pursuant to a distribution contract ("Distribution Contract") with the Trust which is subject to annual approval by the Board. The Distributor is an indirect subsidiary of Allianz
Dresdner Asset Management of America L.P. The Distributor, located at 2187
Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission. The Distribution Contract is terminable with respect to a Fund or class without penalty, at any time, by the Fund or class by not more than 60 days' nor less than 30 days' written notice to the
Distributor, or by the Distributor upon not more than 60 days' nor less than 30 days' written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares.

     The Distribution Contract will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940
Act) and who have no direct or indirect financial interest in the Distribution
Contract, the Administration Agreement or the Distribution and/or Servicing
Plans described below; and (ii) by the vote of a majority of the entire Board of
Trustees cast in person at a meeting called for that purpose. If the
Distribution Contract is terminated (or not renewed) with respect to one or more
Funds or classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

                                       47

     The Trust offers ten classes of shares: Class A, Class B, Class C, Class D,
Class J, Class K, Class R, the Institutional Class, the Administrative Class,
and the Advisor Class.

     Class A, Class B and Class C shares of the Trust are offered through firms
("participating brokers") which are members of the NASD, Inc. ("NASD"), and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers for the Distributor ("introducing brokers").

     Class D shares are generally offered to clients of financial service firms, such as broker-dealers or registered investment advisors, with which the
Distributor has an agreement for the use of PIMCO Funds: Pacific Investment
Management Series in particular investment products, programs or accounts for which a fee may be charged.

     Class J and Class K shares are offered only to non-U.S. investors outside the United States. Class J and Class K shares are offered through foreign broker dealers, banks and other financial institutions and are offered to non-U.S.
investors as well as through various non-U.S. investment products, programs or accounts for which a fee may be charged by investment intermediaries in addition to those described in the Prospectuses and SAI.

     Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other accounts whereby the plan or the plan's financial service firm has an agreement with the Distributor or the Administrator to utilize Class R shares in certain investment products or programs (collectively, "retirement plans"). In addition, Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts
(either at the plan level or at the level of the financial service firm). Class
R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs,
SIMPLE IRAs, or individual 403(b) plans, or through the PIMCO CollegeAccess 529
Plan. Financial service firms may provide or arrange for the provision of some or all of the shareholder servicing, account maintenance and other services required by retirement plan accounts and their plan participants, for which fees or expenses may be charged in addition to those described in the Prospectus and
SAI.

     Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals.
(Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customer's investment in the Funds.) Administrative Class shares are offered primarily through employee benefit plans alliances, broker-dealers, and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to Administrative Class shareholders.

     Advisor Class shares are offered primarily through broker-dealers and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to Advisor Class shareholders.

     The Trust has adopted a Fourth Amended and Restated Multi-Class Plan
("Multi-Class Plan") pursuant to Rule 18f-3 under the 1940 Act. Under the
Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

     Each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. In addition, each class may, at the Trustees' discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

Initial Sales Charge and Contingent Deferred Sales Charge

     As described in the Class A, B and C Prospectus under the caption
"Investment Options (Class A, B and C Shares)," Class A shares of the Trust
(except with respect to the Money Market Fund) are sold pursuant to an initial sales charge, which declines as the amount of purchase reaches certain defined levels. For the fiscal years ended March 31, 2003, March 31, 2002

                                       48

and March 31, 2001, the Distributor received an aggregate of $46,236,209,
$22,855,033 and $6,167,114, respectively, and retained $6,024,796, $3,066,255 and $949,986, respectively, in initial sales charges paid by Class A shareholders of the Trust.

     As described in the Class A, B and C Prospectus under the caption
"Investment Options (Class A, B and C Shares)," a contingent deferred sales charge is imposed upon certain redemptions of the Class A, Class B and Class C shares. No contingent deferred sales charge is currently imposed upon redemptions of Class D, Class R, Institutional Class, Advisor Class or
Administrative Class shares. Because contingent deferred sales charges are calculated on a fund-by-fund basis, shareholders should consider whether to exchange shares of one fund for shares of another fund prior to redeeming an investment if such an exchange would reduce the contingent deferred sales charge applicable to such redemptions.

     During the fiscal years ended March 31, 2003, March 31, 2002 and March 31,
2001, the Distributor received the following aggregate amounts in contingent deferred sales charges on Class A shares, Class B shares and Class C shares of the Funds:

                   Year Ended     Year Ended     Year Ended
                     3/31/03        3/31/02        3/31/01
                  ------------   ------------   ------------
Class A           $  1,347,854   $    801,591   $  1,295,898
Class B             13,158,086      6,489,465      5,221,113
Class C              3,475,948      1,185,520        508,383

     In certain cases described in the Class A, B and C Prospectus, the contingent deferred sales charge is waived on redemptions of Class A, Class B or
Class C shares for certain classes of individuals or entities on account of (i)
the fact that the Trust's sales-related expenses are lower for certain of such classes than for classes for which the contingent deferred sales charge is not waived, (ii) waiver of the contingent deferred sales charge with respect to certain of such classes is consistent with certain Internal Revenue Code policies concerning the favored tax treatment of accumulations, and (iii) with respect to certain of such classes, considerations of fairness, and competitive and administrative factors.

Distribution and Servicing Plans for Class A, Class B, Class C and Class R
Shares

     As stated in the text of the Class A, B and C Prospectus under the caption
"Management of the Trust--Distribution and Servicing (12b-1) Plans," and in the
Class R Prospectus under the caption "How to Buy and Sell Shares," Class A,
Class B, Class C and Class R shares of the Trust are continuously offered through participating brokers which are members of the NASD and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers.

     Pursuant to separate Distribution and Servicing Plans for Class A, Class B
and Class C shares (the "Retail Plans"), as well as Class R shares, as described in the Class A, B and C Prospectus and the Class R Prospectus, in connection with the distribution of Class B, Class C and Class R shares of the Trust, the
Distributor receives certain distribution fees from the Trust, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, the
Distributor receives certain servicing fees from the Trust. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class B, Class
C and Class R shares as to which no distribution and servicing fees were paid on account of such limitations. As described in the Class A, B and C Prospectus and the Class R Prospectus, the Distributor pays (i) all or a portion of the distribution fees it receives from the Trust to participating and introducing brokers, and (ii) all or a portion of the servicing fees it receives from the
Trust to participating and introducing brokers, certain banks and other financial intermediaries.

     The Distributor makes distribution and servicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries (including retirement plans, their service providers and their sponsors) in connection with the sale of Class B, Class C and Class R shares and servicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A shares. In the case of
Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class
A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B shares, participating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year's distribution and servicing fee is generally paid at the time of sale. Pursuant to a Distribution Contract with the Trust, with respect to each
Fund's Class A, Class B, Class C and Class R shares,

                                       49

the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing Prospectuses to persons other than current shareholders.

     The Retail Plans were adopted pursuant to Rule 12b-l under the 1940 Act and are of the type known as "compensation" plans. This means that, although the
Trustees of the Trust are expected to take into account the expenses of the
Distributor and its predecessors in their periodic review of the Retail Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor's expenses.

     The distribution fee applicable to Class B, Class C and Class R shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class B, Class C or Class R shares, respectively, including compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in distribution of Class B,
Class C or Class R shares, printing of Prospectuses and reports for other than existing Class B, Class C or Class R shareholders, advertising, and preparation, printing and distribution of sales literature. The servicing fee, applicable to
Class A, Class B, Class C and Class R shares of the Trust, may be spent by the
Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder accounts, including compensation to, and expenses
(including telephone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries (including retirement plans, their service providers and their sponsors who provide services to plan participants) who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund's shares, who forward communications from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders'
needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

     Many of the Distributor's sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A, Class B, Class C or Class R shares of any
Fund may indirectly support sales and servicing efforts relating to the other
Funds' shares of the same class. In reporting its expenses to the Trustees, the
Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund's shares, and allocates other expenses among the Funds based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

                                        Servicing      Distribution
Class A                                 Fee/(1)/         Fee/(1)/
===================================================================
Money Market Fund                            0.10%             N/A
-------------------------------------------------------------------
All other Funds                              0.25%             None
Class B/(2)/
-------------------------------------------------------------------
All Funds                                    0.25%             None
-------------------------------------------------------------------
Class C - Shares purchased on or after 7/1/91/(3)/
-------------------------------------------------------------------
Money Market Fund                            0.10%             0.00%
-------------------------------------------------------------------
Short Duration Municipal Income and
Short-Term Funds                             0.25%             0.30%
-------------------------------------------------------------------
California Intermediate Municipal
Bond, California Municipal Bond, Low
Duration, New York Municipal Bond,
Real Return, Municipal Bond and
StocksPLUS Funds                             0.25%             0.50%
-------------------------------------------------------------------
CommodityRealReturn Strategy,
International StocksPLUS TR Strategy
and RealEstateRealReturn Strategy Funds      0.25%             0.75%
-------------------------------------------------------------------
All other Funds                              0.25%             0.65%

                                       50

Class C - Shares purchased before 7/1/91
-------------------------------------------------------------------
Money Market Fund                            0.10%             0.00%
-------------------------------------------------------------------
All other Funds                              0.25%             None

(1)  Applies, in part, to Class A, Class B and Class C shares of the Trust issued to former shareholders of PIMCO Advisors Funds in connection with the reorganizations/mergers of series of PIMCO Advisors Funds as/with Funds of the Trust in a transaction which took place on January 17, 1997.

(2)  Payable only with respect to shares outstanding for one year or more.

(3)  Payable only with respect to shares outstanding for one year or more except in the case of shares for which no payment is made to the party at the time of sale.

     The Distributor, PIMCO and their affiliates may from time to time pay additional cash bonuses or other incentives or make other payments to selected participating brokers and other financial intermediaries in connection with the sale or servicing of Class A, Class B, Class C and Class R shares of the Funds.
These payments may be significant to the payors and the payees. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund and/or all of the Funds together or a particular class of shares, during a specified period of time. The Distributor and PIMCO currently expect that such additional payments will not exceed 0.50% of the amount of any sale. From time to time, the
Distributor, PIMCO and their affiliates may also make additional payments to one or more participating brokers and other financial intermediaries based upon factors such as the length of time the assets of such brokers' or intermediaries' clients have remained invested in the Funds and/or the amount of those assets. Incentives may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with financial intermediaries at seminars or informational meetings. The payments described in this paragraph are made from the Distributor's or PIMCO's (or their affiliates') own assets pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a Fund's shares or the amount a
Fund will receive as proceeds from such sales.

     Additionally, the Distributor, PIMCO and their affiliates may pay, out of their own assets and at no cost to the Funds, amounts to participating brokers and other intermediaries for providing bona fide shareholder services to shareholders holding Fund shares in nominee or street name. Services performed by such financial intermediaries may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations;
collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. For these services, the Distributor, PIMCO and their affiliates may pay annual per account charges that, as of the date of this Statement of Additional Information, range in the aggregate from $0 to $6 per account, although they may pay more than $6 per account. These charges may be significantly higher for arrangements in which multiple shareholders hold their shares through a single "omnibus" account held by a financial intermediary. The financial intermediary, which generally provides the services described above as well as sub-transfer agency and other services, may charge fees significantly in excess of $6 for each underlying shareholder account that holds its shares through the omnibus arrangement.

      If in any year the Distributor's expenses incurred in connection with the distribution of Class B, Class C and Class R shares and, for Class A, Class B,
Class C and Class R shares, in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Retail Plan with respect to such class of shares continues to be in effect in some later year when the distribution and/or servicing fees exceed the
Distributor's expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Retail Plan terminates.

     Each Retail Plan may be terminated with respect to any Fund to which the
Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution
Contract ("Disinterested Trustees") or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Retail
Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Retail Plan may be amended by vote of the Disinterested Trustees cast in person at a meeting called for the purpose. As long as the Retail Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such Disinterested Trustees.

     The Retail Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the
Disinterested Trustees and (ii) by the vote of a majority of the entire Board of
Trustees cast in person at a meeting called for that purpose.

     The Retail Plans went into effect for the Trust in January 1997 (December
2002 for Class R shares). If a Retail Plan is terminated (or not renewed) with respect to one or more Funds, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

     The Trustees believe that the Retail Plans will provide benefits to the
Trust. The Trustees believe that the Retail Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Retail Plans or under alternative distribution schemes.
Although the Funds' expenses are essentially fixed, the Trustees believe that the effect of the Retail Plans on sales and/or redemptions may benefit the Trust by reducing Fund expense ratios and/or by affording greater flexibility to
Portfolio Managers. From time to time, expenses of the Distributor incurred in connection with the sale of Class B, Class C and Class R shares of the Funds, and in connection with the servicing of Class B, Class C and Class R shareholders of the Funds and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The
Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to Class B, Class C and Class R shares.

                                       51

     As compensation for services rendered and borne by the Distributor in connection with personal services rendered to Class R shareholders of the Trust and the maintenance of Class R shareholder accounts (including in each case the accounts of plan participants where shares are held by a retirement plan or its financial service firm through an omnibus account), the Trust pays the
Distributor servicing fees up to the current rate of 0.25% and distribution fees up to the current rate of 0.25% (each calculated as a percentage of each Fund's average daily net assets attributable to Class R shares).

Payments Pursuant to Class A Plan

     For the fiscal years ended March 31, 2003, March 31, 2002 and March 31,
2001, the Trust paid the Distributor an aggregate of $27,499,697, $14,494,419 and $8,055,920, respectively, pursuant to the Distribution and Servicing Plan for Class A shares, of which the indicated amounts were attributable to the following Funds:

                                     Year Ended      Year Ended      Year Ended
Fund                                   3/31/03         3/31/02         3/31/01
---------------------------------   ------------    ------------    ------------
California Intermediate Municipal
Bond Fund                           $    115,595    $     55,208    $     68,463
California Municipal Bond Fund            11,606           7,486             252
CommodityRealReturn Strategy Fund          6,619             N/A             N/A
Convertible Fund                           7,623          14,260          15,351
Emerging Markets Bond Fund                89,044          10,672           1,331
European Convertible Fund                      9              25               9
Foreign Bond Fund                        392,567         243,819         167,687
Global Bond Fund II                       25,838           9,781           5,559
GNMA Fund                                161,199          33,949             N/A
High Yield Fund                        1,530,590         876,436         491,894
Long-Term U.S. Government Fund           347,359         257,041         131,419
Low Duration Fund                      3,474,114       1,214,265         620,464
Money Market Fund                         79,971          55,469          63,732
Municipal Bond Fund                      123,415          39,445          19,443
New York Municipal Bond Fund              17,126           3,050              51
Real Return Fund                       2,669,920         751,242         103,952
Short Duration Municipal Income
 Fund                                    265,567             N/A             N/A
Short-Term Fund                        2,063,992       1,050,486         204,603
StocksPLUS Fund                          221,686         270,436         367,939
Total Return Fund                     15,839,094       9,576,009       5,783,098
Total Return Mortgage Fund                48,675          15,675             576

     During the fiscal year ended March 31, 2003, the amounts collected pursuant to the Distribution and Servicing Plan for Class A shares were used as follows:
sales commissions and other compensation to sales personnel, $20,329,773;
preparing, printing and distributing sales material and advertising (including preparing, printing and distributing Prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $6,776,591.
These totals, if allocated among (i) compensation and (ii) sales materials and other expenses for each Fund, were as follows:

                                                       Sales
                                                      Material
                                                     and Other
Fund                                Compensation      Expenses         Total
---------------------------------   ------------    ------------    ------------
California Intermediate Municipal
Bond Fund                           $     82,466    $     27,489    $    109,955
California Municipal Fund                  8,331           2,777          11,108
CommodityRealReturn Strategy Fund         31,928          10,643          42,571
Convertible Fund                           2,081             694           2,775
Emerging Markets Bond Fund               128,109          42,703         170,812
European Convertible Fund                     14               5              19
Foreign Bond Fund                        298,048          99,349         397,397
Global Bond Fund II                       31,182          10,394          41,576
GNMA Fund                                133,813          44,604         178,417
High Yield Fund                        1,370,554         456,851       1,827,405
Long-Term U.S. Government Fund           223,174          74,391         297,565

                                       52

                                                       Sales
                                                      Material
                                                     and Other
Fund                                Compensation      Expenses         Total
---------------------------------   ------------    ------------    ------------
Low Duration Fund                      2,858,515         952,838       3,811,353
Money Market Fund                        114,142          38,047         152,189
Municipal Bond Fund                       94,120          31,373         125,493
New York Municipal Bond Fund              16,814           5,605          22,419
Real Return Fund                       2,138,208         712,736       2,850,944
Short-Term Fund                        1,333,994         444,665       1,778,659
StocksPLUS Fund                          114,260          38,087         152,347
Total Return Fund                     11,299,752       3,766,584      15,066,336
Total Return Mortgage Fund                48,234          16,078          64,312

Payments Pursuant to Class B Plan

     For the fiscal years ended March 31, 2003, March 31, 2002 and March 31,
2001, the Trust paid the Distributor an aggregate of $42,456,306, $24,609,833 and $15,793,100, respectively, pursuant to the Distribution and Servicing Plan for Class B shares, of which the indicated amounts were attributable to the following Funds:

                                     Year Ended      Year Ended      Year Ended
Fund                                   3/31/03         3/31/02         3/31/01
---------------------------------   ------------    ------------    ------------
CommodityReal Return Strategy
 Fund                               $      5,893             N/A             N/A
Convertible Fund                          50,947    $     59,733    $     48,249
Emerging Markets Bond Fund               201,751          38,985          12,778
Foreign Bond Fund                        415,553         316,086         258,249
Global Bond Fund II                       89,854          58,059          45,017
GNMA Fund                                424,583          41,071             N/A
High Yield Fund                        4,575,296       3,712,799       2,952,887
Long-Term U.S. Government Fund           948,476         643,477         385,053
Low Duration Fund                      3,555,084       1,305,471         766,462
Money Market Fund                        635,305         398,263         239,885
Municipal Bond Fund                      327,166         122,549          58,902
Real Return Fund                       6,961,748       2,113,937         250,760
Short-Term Fund                          185,247          86,041          66,389
StocksPLUS Fund                        1,419,501       2,205,080       3,235,886
Total Return Fund                     22,482,348      13,389,734       7,368,323
Total Return Mortgage Fund               119,381          33,675           1,667

     During the fiscal year ended March 31, 2003, the amounts collected pursuant to the Distribution and Servicing Plan for Class B shares were used as follows:
sales commissions and other compensation to sales personnel, $31,895,493;
preparing, printing and distributing sales material and advertising (including preparing, printing and distributing Prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $10,631,832.
These totals, if allocated among (i) compensation and (ii) sales materials and other expenses for each Fund, were as follows:

                                                       Sales
                                                      Material
                                                     and Other
Fund                                Compensation      Expenses         Total
---------------------------------   ------------    ------------    ------------
CommodityRealReturn Strategy Fund   $     34,365    $     11,455    $     45,820
Convertible Fund                          26,349           8,783          35,132
Emerging Markets Bond Fund               223,205          74,402         297,607
Foreign Bond Fund                        323,411         107,804         431,215
Global Bond Fund II                       80,096          26,699         106,795
GNMA Fund                                406,567         135,522         542,089
High Yield Fund                        3,405,309       1,135,103       4,540,412

                                       53

                                                       Sales
                                                      Material
                                                     and Other
Fund                                Compensation      Expenses         Total
---------------------------------   ------------    ------------    ------------
Long-Term U.S. Government Fund           680,123         226,708         906,831
Low Duration Fund                      3,210,989       1,070,330       4,281,319
Money Market Fund                        488,989         162,996         651,985
Municipal Bond Fund                      258,465          86,155         344,620
Real Return Fund                       6,032,508       2,010,836       8,043,344
Short-Term Fund                          165,710          55,237         220,947
StocksPLUS Fund                          688,865         229,622         918,487
Total Return Fund                     15,734,436       5,244,812      20,979,248
Total Return Mortgage Fund               109,192          36,397         145,589

Payments Pursuant to Class C Plan

     For the fiscal years ended March 31, 2003, March 31, 2002 and March 31,
2001, the Trust paid the Distributor an aggregate of $53,334,297, $26,882,400 and $15,860,701, respectively, pursuant to the Distribution and Servicing Plan for Class C shares, of which the indicated amounts were attributable to the following Funds:

                                     Year Ended      Year Ended      Year Ended
Fund                                  3/31/03         3/31/02         3/31/01
---------------------------------   ------------    ------------    ------------
CommodityRealReturn Strategy Fund   $      8,891             N/A             N/A
Convertible Fund                          49,544    $    116,667    $    125,211
Emerging Markets Bond Fund               238,283          28,699           5,161
Foreign Bond Fund                        648,281         413,771         312,825
Global Bond Fund II                      119,163          62,333          48,452
GNMA Fund                                561,682          55,321             N/A
High Yield Fund                        5,839,859       4,243,004       3,316,077
Long-Term U.S. Government Fund           586,444         404,818         248,741
Low Duration Fund                      5,931,168       1,688,011         834,108
Money Market Fund                        117,432          97,829          87,507
Municipal Bond Fund                      575,373         284,954         212,868
Real Return Fund                       7,910,631       2,092,955         271,991
Short Duration Municipal Income
Fund                                     105,981             N/A             N/A
Short-Term Fund                        1,817,686         656,575         105,798
StocksPLUS Fund                        1,021,340       1,492,602       2,018,908
Total Return Fund                     27,458,705      15,040,655       8,139,338
Total Return Mortgage Fund               228,239          53,437           5,566

     During the fiscal year ended March 31, 2003, the amounts collected pursuant to the Distribution and Servicing Plan for Class C shares were used as follows:
sales commissions and other compensation to sales personnel, $40,054,767;
preparing, printing and distributing sales material and advertising (including preparing, printing and distributing Prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $13,351,589.

                                       54

     These totals, if allocated among (i) compensation and (ii) sales materials and other expenses for each Fund, were as follows:

                                                       Sales
                                                      Material
                                                     and Other
Fund                                Compensation      Expenses         Total
---------------------------------   ------------    ------------    ------------
CommodityRealReturn Strategy Fund   $     46,097    $     15,366    $     61,463
Convertible Fund                          16,512           5,504          22,016
Emerging Markets Bond Fund               259,897          86,632         346,529
Foreign Bond Fund                        473,318         157,773         631,091
Global Bond Fund II                       91,855          30,618         122,473
GNMA Fund                                448,802         149,601         598,403
High Yield Fund                        4,159,969       1,386,656       5,546,625
Long-Term U.S. Government Fund           327,907         109,302         437,209
Low Duration Fund                      6,115,161       2,038,387       8,153,548
Money Market Fund                        637,238         212,413         849,651
Municipal Bond Fund                      463,158         154,386         617,544
Real Return Fund                       7,337,823       2,445,941       9,783,764
Short Duration Municipal Income          227,148          75,716         302,864
Short-Term Fund                        2,055,864         685,288       2,741,152
StocksPLUS Fund                          588,558         196,186         784,744
Total Return Fund                     16,585,950       5,528,650      22,114,600
Total Return Mortgage                    181,978          60,659         242,637

Payments Pursuant to Class R Plan

     For the fiscal year ended March 31, 2003, the initial fiscal year of Class
R, the Trust paid the Distributor an aggregate of $784, pursuant to the
Distribution and Servicing Plan for Class R shares, of which the indicated
amounts were attributable to the following Funds:

                                  Year Ended
Fund                               3/31/03
-----------------                ------------
Foreign Bond Fund                $         12
High Yield Fund                            12
Low Duration Fund                          12
Real Return Fund                           12
Short-Term Fund                            12
StocksPLUS Fund                            12
Total Return Fund                         712

     During the fiscal year ended March 31, 2003, the amounts collected pursuant to the Distribution and Servicing Plan for Class R shares were used as follows:
sales commissions and other compensation to sales personnel, $679; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing Prospectuses to non-shareholders), and other expenses
(including data processing, legal and operations), $196.

     These totals, if allocated among (i) compensation and (ii) sales materials and other expenses for each Fund, were as follows:

                                                    Sales
                                                   Material
                                                  and Other
Fund                             Compensation      Expenses         Total
-----------------                ------------    ------------    ------------
Foreign Bond Fund                $          3    $          1    $          4
High Yield Fund                             3               1               4
Low Duration Fund                           3               1               4
Real Return Fund                            3               1               4
Short-Term Fund                             3               1               4
StocksPLUS Fund                             3               1               4
Total Return Fund                         571             190             761

                                       55

     From time to time, expenses of principal underwriters incurred in connection with the distribution of Class B and Class C shares of the Funds, and in connection with the servicing of Class A, Class B, Class C and Class R shareholders of the Funds and the maintenance of Class A, Class B, Class C and
Class R shareholder accounts, may exceed the distribution and/or servicing fees collected by the Distributor. Class A, Class B and Class C Distribution and
Servicing Plans, which are similar to the Trust's current Plans, were in effect prior to January 17, 1997 in respect of the series of PAF that was the predecessor of the Global Bond Fund II. As of March 31, 2003, such expenses were approximately $72,517,544 in excess of payments under the Class A Plan,
$143,322,339 in excess of payments under the Class B Plan, $28,356,096 in excess of payments under the Class C Plan and $0.00 in excess of payments under the
Class R Plan.

     The allocation of such excess (on a pro rata basis) among the Funds listed below as of March 31, 2003 was as follows:

Fund                                               Class A         Class B         Class C        Class R
-------------------------------------------     ------------    ------------    ------------    ------------
CommodityRealReturn Strategy Fund               $    112,239    $    154,419    $     32,634             N/A
California Intermediate Municipal Bond Fund          289,896             N/A             N/A             N/A
California Municipal Fund                             29,286             N/A             N/A             N/A
Convertible Fund                                       7,316         118,401          11,690             N/A
Emerging Markets Bond Fund                           450,346       1,002,970         183,991             N/A
European Convertible Fund                                 50             N/A             N/A             N/A
Foreign Bond Fund                                  1,047,740       1,453,245         335,080             N/A
Global Bond Fund II                                  109,617         359,909          65,027             N/A
GNMA Fund                                            470,396       1,826,910         317,723             N/A
High Yield Fund                                    4,817,957      15,301,749       2,944,997             N/A
Long-Term U.S. Government Fund                       784,530       3,056,131         232,138             N/A
Low Duration Fund                                 10,048,638      14,428,574       4,329,150             N/A
Money Market Fund                                    401,249       2,197,273         451,124             N/A
Municipal Bond Fund                                  330,864       1,161,413         327,887             N/A
New York Municipal Bond Fund                          59,105             N/A             N/A             N/A
Real Return Fund                                   7,516,519      27,107,065       5,194,718             N/A
Short-Duration Municipal Income                    1,051,540             N/A         160,806             N/A
Short-Term Fund                                    4,689,438         744,616       1,455,423             N/A
StocksPLUS Fund                                      401,662       3,095,414         416,662             N/A
Total Return Fund                                 39,722,420      70,702,657      11,741,811             N/A
Total Return Mortgage Fund                           169,557         490,655         128,829             N/A

     The allocation of such excess (on a pro rata basis) among the Funds, calculated as a percentage of net assets of each Fund listed below as of March
31, 2003 was as follows:

Fund                                              Class A         Class B         Class C         Class R
-------------------------------------------     ------------    ------------    ------------    ------------
CommodityRealReturn Strategy Fund                       0.51%           2.66%           0.36%            N/A
California Intermediate Municipal Bond Fund             0.51%            N/A             N/A             N/A
California Municipal Fund                               0.51%            N/A             N/A             N/A
Convertible Fund                                        0.51%           2.66%           0.36%            N/A
Emerging Markets Bond Fund                              0.51%           2.66%           0.36%            N/A
European Convertible Fund                               0.51%            N/A             N/A             N/A
Foreign Bond Fund                                       0.51%           2.66%           0.36%            N/A
Global Bond Fund II                                     0.51%           2.66%           0.36%            N/A
GNMA Fund                                               0.51%           2.66%           0.36%            N/A
High Yield Fund                                         0.51%           2.66%           0.36%            N/A
Long-Term U.S. Government Fund                          0.51%           2.66%           0.36%            N/A
Low Duration Fund                                       0.51%           2.66%           0.36%            N/A
Money Market Fund                                       0.51%           2.66%           0.36%            N/A
Municipal Bond Fund                                     0.51%           2.66%           0.36%            N/A
New York Municipal Bond Fund                            0.51%            N/A             N/A             N/A
Real Return Fund                                        0.51%           2.66%           0.36%            N/A
Short Duration Municipal Income Fund                    0.51%            N/A            0.36%            N/A
Short-Term Fund                                         0.51%           2.66%           0.36%            N/A

                                       56

Fund                                              Class A         Class B         Class C         Class R
-------------------------------------------     ------------    ------------    ------------    ------------

StocksPLUS Fund                                         0.51%           2.66%           0.36%            N/A
Total Return Fund                                       0.51%           2.66%           0.36%            N/A
Total Return Mortgage Fund                              0.51%           2.66%           0.36%            N/A

Distribution and Administrative Services Plans for Administrative Class and
Advisor Class Shares

     The Trust has adopted separate Administrative Services Plans and
Administrative Distribution Plans (together, the "Administrative Plans") with respect to the Administrative Class and the Advisor Class shares of each Fund.
The Administrative Class and Advisor Class are each subject to their own
Administrative Plans.

     Under the terms of each class's Administrative Distribution Plan, the Trust is permitted to reimburse, out of the assets attributable to the respective
Administrative Class shares or Advisor Class shares of each Fund, in amounts up to 0.25% for each class, on an annual basis of the respective average daily net assets of that class, financial intermediaries for costs and expenses incurred in connection with the distribution and marketing of the Administrative Class shares and the Advisor Class shares and/or the provision of certain shareholder services to its customers that invest in Administrative Class shares and Advisor
Class shares of the Funds. Such services may include, but are not limited to, the following: providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for Prospectuses and statements of additional information; preparing, printing and delivering Prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares or Advisor Class shares; and assisting investors in completing application forms and selecting dividend and other account options.

     Under the terms of each class's Administrative Services Plan, the Trust is permitted to reimburse, out of the assets attributable to the respective
Administrative Class shares or Advisor Class shares of each Fund, in amounts up to 0.25% for each class on an annual basis of the respective average daily net assets of that class, financial intermediaries that provide certain administrative services for Administrative Class shareholders and Advisor Class shareholders of the Funds. Such services may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services;
providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders;
answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

     The same entity may be the recipient of fees under each class's
Administrative Distribution Plan and Administrative Services Plan, with respect to that particular class of shares, but may not receive fees under both plans of the same class, with respect to the same assets of either the Administrative
Class shares or the Advisor Class shares. Fees paid pursuant to either of the
Administrative Plans of a class may be paid for shareholder services and the maintenance of shareholder accounts, and therefore may constitute "service fees"
for purposes of applicable rules of the National Association of Securities
Dealers, Inc. Each of the Administrative Plans has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule, except that shareholders will not have the voting rights set forth in Rule 12b-1 with respect to the
Administrative Services Plans that they will have with respect to the
Administrative Distribution Plans.

     Each of the Administrative Plans provides that it may not be amended to materially increase the costs which Administrative Class or Advisor Class shareholders may bear under the Administrative Plans without the approval of a majority of the outstanding voting securities of the Administrative Class or
Advisor Class and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Plan
Trustees"), cast in person at a meeting called for the purpose of voting on the
Plan and any related amendments.

     Each of the Administrative Plans provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii)
the disinterested Trustees defined above. Each of the Administrative
Distribution Plans further provides that it may not take effect unless approved by the vote of a majority of the outstanding voting securities of the
Administrative Class or the Advisor Class, as applicable.

                                       57

     Each of the Administrative Plans provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the
Trustees and the disinterested Trustees defined above. Each of the
Administrative Plans provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to that Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

     Each of the Administrative Plans is a "reimbursement plan," which means that fees are payable to the relevant financial intermediary only to the extent necessary to reimburse expenses incurred pursuant to such plan. Each of the
Administrative Plans provides that expenses payable under the Administrative
Plans may be carried forward for reimbursement for up to twelve months beyond the date in which the expense is incurred, subject to the limit that not more that 0.25% of the respective average daily net assets of the Administrative
Class or the Advisor Class, as applicable, shares may be used in any month to pay expenses under that class's Administrative Plans. Each of the Administrative
Plans requires that the Administrative Class shares and the Advisor Class shares incur no interest or carrying charges.

     Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. "Service fees," defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that some, if not all, of the fees paid pursuant to both Administrative Plans will qualify as
"service fees" and therefore will not be limited by NASD rules.

Additional Information About Institutional, Administrative and Advisor Class
Shares

     Institutional Class, Administrative Class and Advisor Class shares of the
Trust may also be offered through brokers, other financial intermediaries and other entities, such as retirement or savings plans and their sponsors or service providers ("service agents"), that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class or Advisor Class shares. The
Distributor, PIMCO and their affiliates may pay, out of their own assets and at no cost to the Funds, amounts to service agents for providing bona fide shareholder services to shareholders holding Institutional, Administrative or
Advisor Class shares through such service agents. Such services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Service agents may impose additional or different conditions than the Trust on the purchase, redemption or exchanges of Trust shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection which purchases, sales and redemption of Trust shares in addition to any fees charged by the Trust. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. In addition, the Distributor, PIMCO and their affiliates may also make payments out of their own resources, at no cost to the Funds, to financial intermediaries for services which may be deemed to be primarily intended to result in the sale of Institutional, Administrative and Advisor
Class shares of the Funds. The payments described in this paragraph may be significant to the payors and the payees.

Payments Pursuant to the Administrative Plans for Administrative Class Shares

     For the fiscal years ended March 31, 2003, March 31, 2002 and March 31,
2001, the Trust paid qualified service providers an aggregate amount of
$35,599,137, $20,737,705 and $11,849,697, respectively, pursuant to the
Administrative Services Plan and the Administrative Distribution Plan. Such
payments were allocated among the Funds listed below as follows:

                                                 Year Ended      Year Ended      Year Ended
Fund                                              3/31/03         3/31/02          3/31/01
-------------------------------------------     ------------    ------------    ------------
All Asset Fund                                  $          6             N/A             N/A
California Intermediate Municipal Bond Fund            6,722    $      4,258    $      3,614
California Municipal Bond Fund                         2,270             N/A             N/A
CommodityRealReturn Strategy Fund                          3             N/A             N/A
Convertible Fund                                          19             460             629
Emerging Markets Bond Fund                            30,770          22,348          25,087
Foreign Bond Fund                                     68,902          46,404          18,800
Global Bond Fund                                      57,015           8,572           5,633
High Yield Fund                                    1,148,447       1,337,821       1,054,052
Investment Grade Corporate Bond Fund                      13             N/A             N/A
Long-Term U.S. Government Fund                       308,322         179,913         116,546
Low Duration Fund                                    790,037         543,855         345,320
Low Duration Fund II                                   2,374             224              92
Low Duration Fund III                                     45              30              26
Money Market Fund                                     34,682          38,733          21,069
Municipal Bond Fund                                  148,394          17,180          10,305
Real Return Fund                                     917,326         337,185          41,269
Short Duration Municipal Income Fund                     426             N/A             N/A
Short-Term Fund                                      731,458         162,223          16,697
StocksPLUS Fund                                      262,480         107,135          88,080
Total Return Fund                                 30,768,828      17,670,766       9,917,611
Total Return Fund II                                 287,154         231,438         156,989
Total Return Fund III                                  5,018          20,627          26,382
Total Return Mortgage Fund                            23,130           6,179             N/A

                                       58

     The remaining Funds did not make payments under either Administrative Plan.

Plan for Class D Shares

     As described under "Management of the Trust- Fund Administrator," the
Funds' Administration Agreement includes a plan (the "Class D Plan") adopted pursuant to Rule 12b-1 under the 1940 Act which provides for the payment of up to 0.25% of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

     Specifically, the Administration Agreement provides that the Administrator shall provide in respect of Class D shares (either directly or by procuring through other entities, including various financial services firms such as broker-dealers and registered investment advisors ("Service Organizations"))
some or all of the following services and facilities in connection with direct purchases by shareholders or in connection with products, programs or accounts offered by such Service Organizations ("Special Class D Services"): (i)
facilities for placing orders directly for the purchase of a Fund's shares and tendering a Fund's Class D shares for redemption; (ii) advertising with respect to a Fund's Class D shares; (iii) providing information about the Funds; (iv)
providing facilities to answer questions from prospective investors about the
Funds; (v) receiving and answering correspondence, including requests for
Prospectuses and statements of additional information; (vi) preparing, printing and delivering Prospectuses and shareholder reports to prospective shareholders;
(vii) assisting investors in applying to purchase Class D shares and selecting dividend and other account options; and (viii) shareholder services provided by a Service Organization that may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts;
issuing confirmations for transactions by shareholders; performing similar account administrative services; providing such shareholder communications and recordkeeping services as may be required for any program for which the Service
Organization is a sponsor that relies on Rule 3a-4 under the 1940 Act; and
providing such other similar services as may reasonably be requested to the extent the Service Organization is permitted to do so under applicable statutes, rules, or regulations.

     The Administrator has entered into an agreement with the Distributor under which the distributor is compensated for providing or procuring certain of the
Class D Services at the rate of 0.25% per annum of all assets attributable to
Class D shares sold through the Distributor. A financial intermediary may be paid for its services directly or indirectly by the Funds, PIMCO, the
Distributor or their affiliates in amounts normally not to exceed an annual rate of 0.35% of a Fund's average daily net assets attributable to its Class D shares and purchased through such financial intermediary for its clients. The Trust and the Administrator understand that some or all of the Special Class D Services pursuant to the Administration Agreement may be deemed to represent services primarily intended to result in the sale of Class D shares. The Administration
Agreement includes the Class D Plan to account for this possibility. The
Administration Agreement provides that any portion of the fees paid thereunder in respect of Class D shares representing reimbursement for the Administrator's and the Distributor's expenditures and internally allocated expenses in respect of Class D Services of any Fund shall not exceed the rate of 0.25% per annum of the average daily net assets of such Fund attributable to Class D shares. In addition to the other payments described in this paragraph, the Distributor,
PIMCO and their affiliates may also make payments out of their own resources, at no cost to the Funds, to financial intermediaries for services which may be deemed to be primarily intended to result in the sale of Class D shares of the
Funds. The payments described in this paragraph may be significant to the payors and the payees.

     In accordance with Rule 12b-1 under the 1940 Act, the Class D Plan may not be amended to increase materially the costs which Class D shareholders may bear under the Plan without approval of a majority of the outstanding Class D shares, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those
Trustees ("disinterested Class D Plan Trustees") who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments. The Class D Plan may not take effect until approved by a vote of a majority of both (i) the Trustees of the Trust and (ii)
the disinterested Class D Plan Trustees. In addition, the Class D Plan may not take effect unless it is approved by the vote of a majority of the outstanding
Class D shares and it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested
Class D Plan Trustees.

                                       59

     With respect to the Class D Plan, the Administration Agreement requires the
Administrator to present reports as to out-of-pocket expenditures and internal expenses allocations of the Administrator and the Distributor at least quarterly and in a manner that permits the disinterested Class D Plan Trustees to determine that portion of the Class D administrative fees paid thereunder which represents reimbursements in respect of Special Class D Services.

     Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. "Service fees," defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that most, if not all, of the fees paid pursuant to the Class D Plan will qualify as "service fees" and therefore will not be limited by NASD rules.

Payments Pursuant to Class D Plan

     For the fiscal year ended March 31, 2003, March 31, 2002 and March 31,
2001, the Trust paid $6,232,187, $2,302,640 and $612,076, respectively, pursuant to the Class D Plan, of which the indicated amounts were attributable to the following operational Funds:

                                                Year Ended     Year Ended      Year Ended
Fund                                              3/31/03       3/31/02         3/31/01
-------------------------------------------     ----------    ------------    ------------
California Intermediate Municipal Bond Fund     $     8494    $      1,884    $        124
California Municipal Bond Fund                          45              28              17
CommodityRealReturn Strategy Fund                      956             N/A             N/A
Convertible Fund                                        15              19              23
Emerging Markets Bond Fund                          77,544          11,375              26
Foreign Bond Fund                                  237,732          96,639          39,752
GNMA Fund                                           10,748             439             N/A
High Yield Fund                                    368,722         161,769          66,440
Low Duration Fund                                  611,876         137,440          36,164
Municipal Bond Fund                                 48,708           7,739           2,082
New York Municipal Bond Fund                         1,055             254              49
Real Return Fund                                 1,621,445         641,758          77,474
Short Duration Municipal Income Fund                10,171              80              25
Short-Term Fund                                    280,593          95,941          13,325
StocksPLUS Fund                                      4,555           6,472           7,701
Total Return Fund                                2,745,592       1,111,975         366,874
Total Return Mortgage Fund                         200,033          25,929           1,233

Distribution and Servicing Plan for Class J and Class K Shares

     Class J and Class K each has a separate distribution and servicing plan
(the "Class J-K Plans"). Distribution fees paid pursuant to the Class J-K Plans may only be paid in connection with services provided with respect to Class J and Class K shares.

     As stated in the Prospectus relating to Class J and Class K shares under the caption "Service and Distribution Fees," the Distributor pays (i) all or a portion of the distribution fees it receives from the Trust to participating and introducing brokers, and (ii) all or a portion of the servicing fees it receives from the Trust to participating and introducing brokers, certain banks and other financial intermediaries.

     Each Class J-K Plan may be terminated with respect to any Fund to which the
Class J-K Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the
Distribution Contract ("Disinterested Trustees") or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Pursuant to
Rule 12b-1, any change in either Class J-K Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Class J-K Plan may be amended by vote of the
Disinterested Trustees cast in person at a meeting called for the purpose. As long as the Class J-K Plans are in effect, selection and

                                       60

nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such Disinterested Trustees.

     The Class J-K Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the
Disinterested Trustees and (ii) by the vote of a majority of the entire Board of
Trustees cast in person at a meeting called for that purpose.

     If a Class J-K Plan is terminated (or not renewed) with respect to one or more Funds, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

     The Trustees believe that the Class J-K Plans will provide benefits to the
Trust. The Trustees believe that the Class J-K Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Class J-K Plans or under alternative distribution schemes. Although the Funds' expenses are essentially fixed, the Trustees believe that the effect of the Class J-K Plans on sales and/or redemptions may benefit the Trust by reducing Fund expense ratios and/or by affording greater flexibility to Portfolio Managers. From time to time, expenses of the
Distributor incurred in connection with the sale of Class J and Class K shares of the Funds, and in connection with the servicing of Class J and Class K shareholders of the Funds and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The
Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to Class J and Class K shares.

Purchases, Exchanges and Redemptions

     Purchases, exchanges and redemptions of Class A, Class B, Class C, Class D and Class R shares are discussed in the Class A, B and C, Class D and Class R
Prospectuses under the headings "Buying Shares," "Exchanging Shares," and
"Selling Shares," and in the Guide (with respect to Class A, B, C and R shares only), and that information is incorporated herein by reference. Purchases, exchanges and redemptions of Advisor Class shares are discussed in the Advisor
Class Prospectus under the headings "Purchasing Shares," "Exchange Privilege,"
and "Redeeming Shares," and that information is incorporated herein by reference. Purchases, exchanges and redemptions of Institutional and
Administrative Class shares and Class J and Class K shares are discussed in the
Institutional Prospectus under the headings "Purchasing Shares," "Exchange
Privilege," and "Redeeming Shares," and in the Guide (with respect to Class A,
B, C and R shares only), and in the Class J and Class K supplement thereto, and that information is incorporated herein by reference.

     Certain managed account clients of PIMCO may purchase shares of the Trust.
To avoid the imposition of duplicative fees, PIMCO may be required to make adjustments in the management fees charged separately by PIMCO to these clients to offset the generally higher level of management fees and expenses resulting from a client's investment in the Trust.

     Certain clients of PIMCO whose assets would be eligible for purchase by one or more of the Funds may purchase shares of the Trust with such assets. Assets so purchased by a Fund will be valued in accordance with procedures adopted by the Board of Trustees.

     Certain shares of the Funds are not qualified or registered for sale in all states and Class J and Class K shares are not qualified or registered for sale in the United States. Prospective investors should inquire as to whether shares of a particular Fund or class are available for offer and sale in their state of domicile or residence. Shares of a Fund may not be offered or sold in any state unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

     Independent financial intermediaries unaffiliated with PIMCO may perform shareholder servicing functions with respect to certain of their clients whose assets may be invested in the Funds. These services, normally provided by PIMCO directly to Trust shareholders, may include the provision of ongoing information concerning the Funds and their investment performance, responding to shareholder inquiries, assisting with purchases, redemptions and exchanges of Trust shares, and other services. PIMCO may pay fees to such entities for the provision of these services which PIMCO normally would perform, out of PIMCO's own resources.

     As described in the Class A, B and C, Class D and Class R Prospectuses
under the caption "Exchanging Shares," and in the Institutional and Advisor
Class Prospectuses under the caption "Exchange Privilege," and in the Guide
(with respect to Class A, B, C and R shares only), a shareholder may exchange shares of any Fund (except for the Liquid Assets

                                       61

Fund) for shares of any other Fund of the Trust or any series of PIMCO Funds:
Multi-Manager Series, within the same class on the basis of their respective net asset values. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in the Class C shares of one Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1%) exchanges his shares for Class C shares of another Fund, no sales charge would be imposed upon the exchange but the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder's investment in the first Fund as described in the Class A, B and C Prospectus under
"Alternative Purchase Arrangements."

     Orders for exchanges accepted prior to the close of regular trading on the
New York Stock Exchange on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the Exchange on any business day will be executed at the respective net asset values determined at the close of the next business day.

     An excessive number of exchanges may be disadvantageous to the Trust.
Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12-month period or in any calendar quarter. The Trust reserves the right to modify or discontinue the exchange privilege at any time.

     The Trust reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

     The Trust is committed to paying in cash all requests for redemptions by any shareholder of record of the Funds, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1%
of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may, in unusual circumstances, redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held in the Funds' portfolios.

     The Trust has adopted procedures under which it may make
redemptions-in-kind to shareholders who are affiliated persons of a Fund. Under these procedures, the Trust generally may satisfy a redemption request from an affiliated person in-kind, provided that: (1) the redemption-in-kind is effected at approximately the affiliated shareholder's proportionate share of the distributing Fund's current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (2) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund's net asset value; (3) the redemption-in-kind is consistent with the Fund's Prospectus and statement of additional information; and (4)
neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

     Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value
(which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least a specified amount, the minimums of which are currently set at $250 for Class A,
Class B and Class C shares, $2,000 for Class D shares, $50,000 for Class R shares, and $100,000 ($25,000,000 for the Liquid Assets Fund) for Institutional
Class, Administrative Class and Advisor Class shares ($10,000 with respect to
Institutional Class and Administrative Class accounts opened before January 1,
1995). The Prospectuses may set higher minimum account balances for one or more classes from time to time depending upon the Trust's current policy. An investor will be notified that the value of his account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least the specified amount before the redemption is processed. The Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees. The Trust may also charge periodic account fees for accounts that fall below minimum balances, as described in the
Prospectuses.

Request for Multiple Copies of Shareholder Documents

     To reduce expenses, it is intended that only one copy of the Funds'
Prospectuses and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-927-4648. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

                                       62

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

     Investment decisions for the Trust and for the other investment advisory clients of PIMCO are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Some securities considered for investments by the Funds may also be appropriate for other clients served by PIMCO. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by
PIMCO is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by PIMCO. PIMCO may aggregate orders for the Funds with simultaneous transactions entered into on behalf of other clients of PIMCO so long as price and transaction expenses are averaged either for that transaction or for the day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in
PIMCO's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services

     There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on
U.S. stock exchanges and other agency transactions involve the payment by the
Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

     PIMCO places all orders for the purchase and sale of portfolio securities, options and futures contracts for the relevant Fund and buys and sells such securities, options and futures for the Trust through a substantial number of brokers and dealers. In so doing, PIMCO uses its best efforts to obtain for the
Trust the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, PIMCO, having in mind the
Trust's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Changes in the aggregate amount of brokerage commissions paid by a Fund from year-to-year may be attributable to changes in the asset size of the Fund, the volume of portfolio transactions effected by the Fund, the types of instruments in which the Fund invests, or the rates negotiated by PIMCO on behalf of the Funds.

     For the fiscal years ended March 31, 2003, 2002 and 2001, the following amounts of brokerage commissions were paid by each operational Fund:

                                      Year Ended     Year Ended      Year Ended
Fund                                   3/31/03        3/31/02         3/31/01
-----------------------------------  ------------   ------------    ------------
All Asset Fund                       $         0             N/A             N/A
California Intermediate Municipal
Bond Fund                                  7,818             N/A    $      5,773
California Municipal Bond Fund             2,362             N/A           3,129
CommodityRealReturn Strategy Fund              0             N/A             N/A
Convertible Fund                          14,610    $     17,651          51,074
Emerging Markets Bond Fund                     0             N/A             N/A
European Convertible Fund                  1,429           1,323             N/A
Foreign Bond Fund                        205,672         119,155          62,546
Global Bond Fund                          75,999          45,116          32,198
Global Bond Fund II                       25,079          13,576          10,981
GNMA                                         918             N/A             N/A
High Yield Fund                          677,101          49,675          39,005
Investment Grade Corporate
Bond Fund                                  3,153             242             211

                                       63

                                      Year Ended     Year Ended      Year Ended
Fund                                   3/31/03        3/31/02         3/31/01
-----------------------------------  ------------   ------------    ------------
Long-Term U.S. Government Fund           381,090         238,861         569,363
Low Duration Fund                        156,404          12,343          88,565
Low Duration Fund II                       7,693              11           3,629
Low Duration Fund III                        564             N/A             626
Moderate Duration Fund                    55,216          36,520          26,455
Money Market Fund                              0             N/A             N/A
Municipal Bond Fund                       20,190             N/A           5,847
New York Municipal Bond Fund               1,218             N/A             429
Real Return Fund                          58,901           2,056          24,846
Real Return Fund II                            0             N/A             N/A
Real Return Asset Fund                       570             N/A             N/A
Short Duration Municipal
Income Fund                               14,400             N/A              53
Short-Term Fund                          356,984           3,672             875
StocksPLUS Fund                          106,015          73,094         251,648
StocksPLUS Total Return Fund               1,720             N/A             N/A
Total Return Fund                      4,428,430       7,318,948       4,371,226
Total Return Fund II                     270,744         344,783         230,995
Total Return Fund III                     87,138         114,811         146,733
Total Return Mortgage Fund                   825             N/A              40

     PIMCO places orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the
Funds, PIMCO will seek the best price and execution of the Funds' orders. In doing so, a Fund may pay higher commission rates than the lowest available when
PIMCO believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. PIMCO also may consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice,
PIMCO may receive research services from many broker-dealers with which PIMCO places the Trust's portfolio transactions. PIMCO may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a
Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to PIMCO in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Trust. The management fee paid by the Trust would not be reduced in the event that PIMCO and its affiliates received such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, PIMCO
may cause the Trust to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to PIMCO an amount of disclosed commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     As noted above, PIMCO may purchase new issues of securities for the Trust in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide PIMCO with research in addition to selling the securities (at the fixed public offering price) to the Trust or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Trust, other PIMCO clients, and PIMCO without incurring additional costs. These arrangements may not fall within the safe harbor of
Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.
As a general matter in these situations, the underwriter or

                                       64

selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

     Consistent with the Rules of the NASD and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, PIMCO may also consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the
Trust.

     PIMCO may place orders for the purchase and sale of portfolio securities with a broker-dealer that is affiliated to PIMCO where, in PIMCO's judgment, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

     Pursuant to applicable sections under the 1940 Act, a broker-dealer that is an affiliate of the Adviser or sub-adviser may receive and retain compensation for effecting portfolio transactions for a Fund if the commissions paid to such an affiliated broker-dealer by a Fund do not exceed one per centum of the purchase or sale price of such securities. The tables below describe the commissions, if any, paid by the Funds to affiliated brokers during the fiscal years ended March 31, 2003 and 2002.

                                 Fiscal Year Ended March 31, 2003
-------------------------------------------------------------------------------------------------
                                                                                      % of Fund's
                                                                       % of Fund's    Aggregate
                                                          Amount of     Aggregate      Dollar
                                         Affiliated       Brokerage     Brokerage     Amount of
Fund                                       Broker        Commission     Commission   Transactions
-------------------------------------------------------------------------------------------------
Foreign Bond Fund                       Deutsche Bank    $      7,643         3.72%         0.000%
-------------------------------------------------------------------------------------------------
Global Bond Fund II                     Deutsche Bank           1,595         6.36          0.000
-------------------------------------------------------------------------------------------------
High Yield Fund                         Deutsche Bank         113,200        16.72          0.001
-------------------------------------------------------------------------------------------------
Investment Grade Corporate Bond Fund    Deutsche Bank             613        19.42          0.000
-------------------------------------------------------------------------------------------------
Long-Term U.S. Government Fund          Deutsche Bank          37,425         9.82          0.001
-------------------------------------------------------------------------------------------------
Low Duration Fund                       Deutsche Bank           1,493         0.95          0.000
-------------------------------------------------------------------------------------------------
Low Duration Fund II                    Deutsche Bank              90         1.17          0.000
-------------------------------------------------------------------------------------------------
Moderate Duration Fund                  Deutsche Bank             675         1.22          0.000
-------------------------------------------------------------------------------------------------
Short-Term Fund                         Deutsche Bank           2,588         0.73          0.000
-------------------------------------------------------------------------------------------------
StocksPLUS Total Return Fund            Deutsche Bank               4         0.22          0.000
-------------------------------------------------------------------------------------------------
Total Return Fund II                    Deutsche Bank          37,330        13.79          0.000
-------------------------------------------------------------------------------------------------
Total Return Fund III                   Deutsche Bank           9,090        10.43          0.000
-------------------------------------------------------------------------------------------------

                                 Fiscal Year ended March 31, 2002
-------------------------------------------------------------------------------------------------
                                                                                      % of Fund's
                                                                       % of Fund's    Aggregate
                                                          Amount of     Aggregate      Dollar
                                         Affiliated       Brokerage     Brokerage     Amount of
Fund                                       Broker        Commission     Commission   Transactions
-------------------------------------------------------------------------------------------------
Foreign Bond Fund                       Deutsche Morgan  $     20,304        17.03%          0.00%
-------------------------------------------------------------------------------------------------
Global Bond Fund                        Deutsche Morgan         4,432         9.82           0.00
-------------------------------------------------------------------------------------------------
Global Bond Fund II                     Deutsche Morgan         1,264         9.31           0.00
-------------------------------------------------------------------------------------------------
High Yield Fund                         Deutsche Morgan        24,286        48.89           0.00
-------------------------------------------------------------------------------------------------
Long-Term U.S. Government Fund          Deutsche Morgan        68,953        28.86           0.00
-------------------------------------------------------------------------------------------------
Total Return Fund                       Deutsche Morgan        93,696         1.28           0.00
-------------------------------------------------------------------------------------------------
Total Return Fund II                    Deutsche Morgan         3,496         1.01           0.00
-------------------------------------------------------------------------------------------------
Total Return Fund III                   Deutsche Morgan         4,314         3.75           0.00
-------------------------------------------------------------------------------------------------
                                       65

                                 Fiscal Year ended March 31, 2001
-------------------------------------------------------------------------------------------------
                                                                                     % of Fund's
                                                                       % of Fund's    Aggregate
                                                          Amount of     Aggregate       Dollar
                                          Affiliated      Brokerage     Brokerage     Amount of
Fund                                        Broker        Commission    Commission   Transactions
-------------------------------------------------------------------------------------------------
Convertible Fund                        Deutsche Bank    $      1,250         2.44%          0.00%
-------------------------------------------------------------------------------------------------
Foreign Bond Fund                       Deutsche Bank          12,456        19.91           0.00
-------------------------------------------------------------------------------------------------
Global Bond Fund                        Deutsche Bank           4,873        15.13           0.00
-------------------------------------------------------------------------------------------------
Global Bond Fund II                     Deutsche Bank           1,390        12.65           0.00
-------------------------------------------------------------------------------------------------
Long-Term U.S. Government Fund          Deutsche Bank         141,661        28.88           0.00
-------------------------------------------------------------------------------------------------
Low Duration Fund                       Deutsche Bank             204         0.23           0.00
-------------------------------------------------------------------------------------------------
Moderate Duration Fund                  Deutsche Bank           3,451        13.04           0.00
-------------------------------------------------------------------------------------------------
Real Return Fund                        Deutsche Bank             850         3.42           0.00
-------------------------------------------------------------------------------------------------
Short-Term Fund                         Deutsche Bank             875          100           0.00
-------------------------------------------------------------------------------------------------
Total Return Fund                       Deutsche Bank         170,564         3.90           0.00
-------------------------------------------------------------------------------------------------
Total Return Fund II                    Deutsche Bank           1,113         0.48           0.00
-------------------------------------------------------------------------------------------------
Total Return Fund III                   Deutsche Bank           1,686         1.14           0.00
-------------------------------------------------------------------------------------------------

Portfolio Turnover

     A change in the securities held by a Fund is known as "portfolio turnover."
PIMCO manages the Funds without regard generally to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the
Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be.
Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates).

     The portfolio turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year. Portfolio turnover rates for each
Fund for which financial highlights for at least the past five fiscal years are provided in the Prospectuses are set forth under "Financial Highlights" in the applicable Prospectus.

     With respect to the All Asset and All Asset All Authority Funds, the
asset allocation sub-adviser to the Fund expects the portfolio turnover to be, on average, approximately 100% per year. In addition, the Funds indirectly bear the expenses associated with the portfolio turnover of the Underlying Funds, which may have fairly high portfolio turnover rates (i.e., in excess of 100%).
Shareholders in the All Asset and All Asset All Authority Funds may also bear expenses directly or indirectly through sales of securities held by the Fund and the Underlying Funds which result in realization of taxable capital gains. To the extent such gains relate to securities held for twelve months or less, such gains will be short-term taxable gains taxed at ordinary income tax rates when distributed to shareholders who are individuals.

                                       66

                                 NET ASSET VALUE

     Net Asset Value is determined as indicated under "How Fund Shares are
Priced" in the Prospectuses. Net asset value will not be determined on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's
Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day,
and Christmas Day.

     For all Funds other than Liquid Assets and Money Market Funds, portfolio securities and other assets for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, at the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. For Nasdaq traded securities, market value may also be determined on the basis of the Nasdaq Official Closing Price (NOCP) instead of the last reported sales price. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

     The Liquid Assets and Money Market Funds' securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the
Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

     The SEC's regulations require the Liquid Assets and Money Market Funds to adhere to certain conditions. The Trustees, as part of their responsibility within the overall duty of care owed to the shareholders, are required to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees' procedures include a requirement to periodically monitor, as appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two. The Trustees will take such steps as they consider appropriate, (e.g., selling securities to shorten the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. The
Fund also is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to limit its investments to instruments having remaining maturities of 397 days or less (except securities held subject to repurchase agreements having 397 days or less maturity) and to invest only in securities determined by PIMCO under procedures established by the Board of Trustees to be of high quality with minimal credit risks.

     Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class's "net asset value" per share. Under certain circumstances, the per share net asset value of the Class B and Class C shares of the Funds that do not declare regular income dividends on a daily basis may be lower than the per share net asset value of the Class A shares as a result of the daily expense accruals of the distribution fee applicable to the Class B and
Class C shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund's classes.

                                    TAXATION

     The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds. The discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of shares
(such as insurance companies, tax exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in

                                       67

more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

     Each Fund intends to qualify annually and elect to be treated as a regulated investment company under the Code. To qualify as a regulated investment company, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Test"); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute each taxable year the sum of
(i) at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities. To date, such regulations have not been issued. If a
Fund does not qualify as a regulated investment company in any year, then such
Fund will be subject to federal income tax on its net income and gains at regular corporate income tax rates (without a deduction for distributions to shareholders). In addition, the shareholders would also be taxed on distributions of earnings.

     As a regulated investment company, a Fund generally will not be subject to
U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the
Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least
98% of its ordinary income (not taking into account any capital gains or losses)
for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a
Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

     Each Municipal Fund must have at least 50% of its total assets invested in
Municipal Bonds at the end of each calendar quarter so that dividends derived from its net interest income on Municipal Bonds and so designated by the Fund will be "exempt-interest dividends," which are generally exempt from federal income tax when received by an investor. A portion of the distributions paid by a Municipal Fund may be subject to tax as ordinary income (including certain amounts attributable to bonds acquired at a market discount). In addition, any distributions of net short-term capital gains would be taxed as ordinary income and any distribution of capital gain dividends would be taxed as long-term capital gains. Certain exempt-interest dividends, as described in the Class A, B and C Prospectus, may increase alternative minimum taxable income for purposes of determining a shareholder's liability for the alternative minimum tax. In addition, exempt-interest dividends allocable to interest from certain "private activity bonds" will not be tax exempt for purposes of the regular income tax to shareholders who are "substantial users" of the facilities financed by such obligations or "related persons" of "substantial users." The tax-exempt portion of dividends paid for a calendar year constituting "exempt-interest dividends"
will be designated after the end of that year and will be based upon the ratio of net tax-exempt income to total net income earned by the Fund during the entire year. That ratio may be substantially different than the ratio of net tax-exempt income to total net income earned during a portion of the year. Thus, an investor who holds shares for only a part of the year may be allocated more or less tax-exempt interest dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net income actually earned by the Fund while the investor was a shareholder. All or a portion of interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Municipal Fund will not be

                                       68

deductible by the shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of the Fund's total distributions (not including distributions of the excess of net long-term capital gains over net short-term capital losses)
paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

     Shareholders of the Municipal Funds receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax exempt income (including exempt-interest dividends distributed by the Fund). The tax may be imposed on up to 50% of a recipient's benefits in cases where the sum of the recipient's adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient's benefits, exceeds a base amount. In addition, up to 85% of a recipient's benefits may be subject to tax if the sum of the recipient's adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient's benefits exceeds a higher base amount. Shareholders receiving social security or railroad retirement benefits should consult with their tax advisors.

     In years when a Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder's basis in the shares. Since certain of the Municipal Funds'
expenses attributable to earning tax-exempt income do not reduce such Fund's current earnings and profits, it is possible that distributions, if any, in excess of such Fund's net tax-exempt and taxable income will be treated as taxable dividends to the extent of such Fund's remaining earnings and profits
(i.e., the amount of such expenses).

Distributions

     Except for exempt-interest dividends paid by the Municipal Funds, all dividends and distributions of a Fund, whether received in shares or cash, generally are taxable and must be reported on each shareholder's federal income tax return. Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

     Although a portion of the dividends paid by the European StocksPLUS TR
Strategy, Far East (ex-Japan) StocksPLUS TR Strategy, International StocksPLUS
TR Strategy, Japanese StocksPLUS TR Strategy, StocksPLUS, StocksPLUS
Municipal-Backed, StocksPLUS Short Strategy and StocksPLUS Total Return Funds
may qualify for the deduction for dividends received by corporations and/or the reduced dividend rate for individuals, it is not expected that any such portion would be significant. Dividends paid by the other Funds generally are not expected to qualify for the deduction for dividends received by corporations and/or the reduced dividend rate for individuals. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held a Fund's shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund's investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

     The All Asset and All Asset All Authority Funds will not be able to offset gains realized by one Fund in which the Fund invests against losses realized by another Fund in which each Fund invests. The Funds' use of the fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders.

Sales of Shares

     Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

     Depending on the All Asset and All Asset All Authority Funds' percentage ownership in an Underlying Fund both before and after a redemption, each Fund's redemption of shares of such Underlying Fund may cause the Funds to be treated as not receiving capital gain income on the amount by which the distribution exceeds the Fund's tax basis in the shares of the Underlying Fund, but instead to be treated as receiving a dividend taxable as ordinary income on the full amount of the

                                       69

distribution. This could cause shareholders of the All Asset and All Asset All
Authority Funds to recognize higher amounts of ordinary income than if the shareholders had held the shares of the Underlying Funds directly. Redemptions of shares in an Underlying Fund could also cause additional distributable gains to shareholders.

Backup Withholding

     A Fund may be required to withhold up to 28% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

Options, Futures and Forward Contracts, and Swap Agreements

     Some of the options, futures contracts, forward contracts, and swap agreements used by the Funds may be "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40%
short-term capital gains or losses ("60/40") although certain foreign currency gains and losses from such contracts may be treated as ordinary in character.
Also, section 1256 contracts held by a Fund at the end of each taxable year
(and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

     Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in
"straddles" for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a
Fund which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

     Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the
Funds intend to account for such transactions in a manner they deem to be appropriate, the Internal Revenue Service might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. The Trust intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

     The qualifying income and diversification requirements applicable to a
Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.

Short Sales

     Certain Funds, particularly the StocksPLUS Short Strategy Fund, may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

                                       70

Passive Foreign Investment Companies

     Certain Funds may invest in the stock of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called
"excess distribution" with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to stockholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     A Fund may be eligible to elect alternative tax treatment with respect to
PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that would involve marking to market a Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income with respect to such shares in prior years. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

     Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Foreign Currency Transactions

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Taxation

     Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, PIMCO intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of the Emerging Markets Bond, European Convertible,
Foreign Bond, Global Bond or Global Bond II Funds' total assets at the close of their taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will
"pass-through" for that year.

                                       71

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Emerging Markets Bond, European Convertible, Foreign
Bond, Global Bond or Global Bond II Funds' income will flow through to shareholders of the Trust. With respect to such Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

     Although the All Asset and All Asset All Authority Funds may be entitled to a deduction for such taxes paid by an Underlying Fund in which each Fund invests, the All Asset and All Asset All Authority Funds will not be able to pass any such credit or deduction through to their own shareholders.

Original Issue Discount and Market Discount

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

     Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities.
Generally, the Fund will be required to include the acquisition discount, or
OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the
Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Constructive Sales

     Recently enacted rules may affect the timing and character of gain if a
Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the
Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the
Fund's holding period and the application of various loss deferral provisions of the Code.

Non-U.S. Shareholders

     Withholding of Income Tax on Dividends: Under U.S. federal tax law, dividends paid on shares beneficially held by a person who is a "foreign person"
within the meaning of the Internal Revenue Code of 1986, as amended, are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which may, in some cases, be reduced by an applicable tax treaty. However, if a beneficial holder who is a foreign person has a permanent establishment in

                                       72

the United States, and the shares held by such beneficial holder are effectively connected with such permanent establishment and, in addition, the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates. Distributions of long-term net realized capital gains will not be subject to withholding of U.S. federal income tax.

     Income Tax on Sale of a Fund's shares: Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses)
realized on the sale of such shares unless (i) the shares in question are effectively connected with a permanent establishment in the United States of the beneficial holder and such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

     State and Local Tax: A beneficial holder of shares who is a foreign person may be subject to state and local tax in addition to the federal tax on income referred above.

     Estate and Gift Taxes: Under existing law, upon the death of a beneficial holder of shares who is a foreign person, such shares will be deemed to be property situated within the United States and will be subject to U.S. federal estate tax. If at the time of death the deceased holder is a resident of a foreign country and not a citizen or resident of the United States, such tax will be imposed at graduated rates from 18% to 55% on the total value (less allowable deductions and allowable credits) of the decedent's property situated within the United States. In general, there is no gift tax on gifts of shares by a beneficial holder who is a foreign person.

     The availability of reduced U.S. taxation pursuant to any applicable treaties depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S. domestic tax law and such treaties.

Other Taxation

     Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state's income tax ("qualifying federal obligations"). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of a Fund's dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                                OTHER INFORMATION

Capitalization

     The Trust is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated March 31, 2000. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.0001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the
Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of Trust property for all loss and expense of any shareholder held

                                       73

personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Trust itself is unable to meet its obligations, and thus should be considered remote.

Portfolio Managers

The Trust, in its advertisements, may discuss the individual portfolio managers who manage the Funds. The following biographies supplement the information contained in the Prospectuses with regard to each Fund's portfolio manager(s).

     Robert D. Arnott is Chairman of First Quadrant, L.P., Chairman of Research
Affiliates, L.L.C. and Editor of the Financial Analysts Journal. In 2002, he
established Research Affiliates in order to offer products and services that were not consonant with the mission of First Quadrant, including subadvisory services, software and asset management models. He has since joined forces with
PIMCO, serving as one of the firm's subadvisors, to offer the first global asset allocation product to make active use of alternative markets, beyond conventional stocks, bonds and cash. Mr. Arnott has previously developed quantitative asset management products and teams as President of TSA Capital
Management (now TSA/Analytic) and as Vice President at The Boston Company (now
PanAgora). He has also served as Global Equity Strategist at Salomon (now
Salomon Smith Barney). He graduated summa cum laude from the University of
California in 1977 in economics, applied mathematics and computer science.

     John B. Brynjolfsson, CFA, is a Managing Director and Portfolio Manager at
PIMCO. He joined the firm and the fixed income management team in 1989. He is co-author of Inflation-Protection Bonds and co-editor of The Handbook of
Inflation-Indexed Bonds. Previously, Mr. Brynjolfsson has worked as a consultant for Charles River Associates and analyzed arbitrage opportunities for JP Morgan
Securities. He has over 17 years of investing experience. Mr. Brynjolfsson holds a bachelor's degree in physics and mathematics from Columbia College and a master's in finance and economics from the M.I.T. Sloan School of Management.

     Mohamed A. El-Erian is a Managing Director and a senior member of PIMCO's portfolio management and investment strategy group as well as head of the firm's emerging markets portfolio management team. He joined the firm in May 1999, after serving as Managing Director in charge of the emerging markets economic research team at Salomon Smith Barney/Citibank in London. He previously spent 15 years with the International Monetary Fund (IMF), leading policy work on debt and country issues. Dr. El-Erian has published widely on international economic topics and has appeared repeatedly on CNN, CNBC, Reuters and Bloomberg television. In March of 2000, he was voted one of the "Ten Most Important
Executives in LatAm Borrowing" in the poll conducted by Emerging Markets. He holds doctorate and master's degrees in economics from Oxford University, having completed his undergraduate degree at Cambridge University. He serves on several boards, including the Egyptian Center for Economic Studies (ECES), Emerging
Market Traders Association (EMTA) and the Emerging Markets Creditors Association
(EMCA). He is also a member of the Capital Markets Consultative Group.

     Yuri P. Garbuzov is a Senior Vice President and a financial engineer involved in the development of quantitative analytics. Mr. Garbuzov joined the firm in 1997, having previously been associated with the Institute of Physics at the Russian Academy of Sciences and the Harvard Project on Economic Reform in
Moscow. He has over five years of investment experience and holds a masters degree in physics from the Moscow Institute of Physics and Technology and an
M.B.A. from the University of Chicago's Graduate School of Business.

     William H. Gross, CFA, is a founder and Managing Director of PIMCO. He has
34 years of investment experience. Widely regarded as the world's foremost fixed income authority, he pioneered the total return approach to bond investing, which remains the backbone of all PIMCO portfolios. As of December 31, 2002, Mr.
Gross oversees over $300 billion in bond assets (over 1% of all such monies in the United States). Mr. Gross writes numerous articles on the bond market and is frequently quoted in the worldwide business press. He is also the author of the book Bill Gross on Investing. In December 1996, Mr. Gross was the first portfolio manager inducted into the FIASI's Hall of Fame due to PIMCO's performance and his own contribution to the advancement of fixed-income analysis and portfolio management. Mr. Gross and the PIMCO Bond Team have also been awarded Morningstar's "Fixed Income Manager of the Year" award twice, a feat unmatched by any other fund manager in any asset class at the time. He is also a member of Barron's All Century Mutual Fund Team (1/00), and he received the
Distinguished Service Award from the Bond Market Association in October of 2000.
A Chartered Financial Analyst and a member of the Los Angeles Society of
Financial Analysts, Mr. Gross received his B.A. from Duke University and an
M.B.A. from UCLA Graduate School of Business.

     David Hinman, CFA, is an Executive Vice President and Portfolio Manager
focusing on high-yield corporate bonds and co-managing high yield funds and structured-credit products. He joined PIMCO in 1995, having previously worked at
Merrill Lynch in New York where he underwrote high yield corporate bonds. Prior to that, he was a credit analyst with First

                                       74

Union Corporation. Mr. Hinman has over ten years of investment experience and holds a bachelor's degree in finance from the University of Alabama and an
M.B.A. in finance and accounting from the Wharton School of Business at the
University of Pennsylvania.

     Pasi Hamalainen is a Managing Director, Generalist Portfolio Manager and
member of the firm's investment committee. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach.
Mr. Hamalainen joined the firm in 1994, previously having held a fellowship at
The Wharton School. He has ten years of investment experience and holds bachelor's degrees in both electrical engineering and finance from the
University of Pennsylvania and a master's in finance from The Wharton School at the University of Pennsylvania.

     Mark T. Hudoff is an Executive Vice President and portfolio manager. Mr.
Hudoff joined the firm in 1996, previously having been associated with Bank
Credit Analyst Research Group where he worked as a fixed income strategist. He also has been associated with International City Managers Association,
Quantitative Risk Management Group and Martin Marietta Corporation as a
financial analyst. He has 16 years of investment experience and holds a bachelor's degree in economics from Arizona State University, and an MBA in finance from the University of Chicago School of Business.

     James M. Keller is a Managing Director, Portfolio Manager, and head of
PIMCO's Government Derivatives desks, specializing in treasuries and futures..
He joined the firm in 1996, having previously worked as a swaps trader at
Merrill Lynch. He has also been a member of the Chicago Board of Trade and the
Chicago Mercantile Exchange. He has over 15 years of investment experience and holds a bachelor's degree in aerospace engineering from the University of
Illinois and an M.B.A. in finance and policy from the University of Chicago's
Graduate School of Business.

     Raymond G. Kennedy, CFA, is a Managing Director, Portfolio Manager and
senior member of PIMCO's investment strategy group. He also manages high yield funds and oversees bank loan trading and collateralized debt obligations. Mr.
Kennedy has over 15 years of investment experience. He joined the firm in 1996, after serving as Private Placement Asset Manager at Prudential Insurance Company
of America, where he was responsible for investing and managing a portfolio of investment grade and high yield privately placed fixed income securities. Prior to that, he was a consultant for Andersen Consulting (now Accenture) in Los
Angeles and London. He holds a bachelor's degree from Stanford University and an
M.B.A. from the Anderson Graduate School of Management at the University of
California, Los Angeles. Mr. Kennedy is also a member of LSTA.

     Mark Kiesel is an Executive Vice President, Generalist Portfolio Manager
and a senior member of PIMCO's investment strategy and portfolio management group. He also heads the investment-grade corporate desk and manages corporate portfolios for the firm. Previously, Mr. Kiesel served as PIMCO's Head of Equity
Derivatives and as a Senior Credit Analyst. Mr. Kiesel joined the firm in 1996, after working in sales and trading at both Merrill Lynch and JP Morgan. He has nine years of investment experience and holds a bachelor's degree in economics from the University of Michigan and an M.B.A. in finance, economics and international business from the University of Chicago's Graduate School of
Business.

     Jeffrey Ludwig is a Senior Vice President. Prior to joining PIMCO, he served as Vice President for Credit Suisse First Boston, from 1999 to 2000, as a proprietary equity derivatives trader specializing in quantitative arbitrage strategies. From 1997 to 1999, he was Vice President of Delphi Structured
Finance Corporation. Mr. Ludwig holds a bachelor's degree in Aeronautics and
Astronautics and a master's degree and PhD in electrical engineering and computer science, all from the Massachusetts Institute of Technology.

     Sudi Mariappa is a Managing Director and Head of Global Portfolio
Management with responsibility for overseeing PIMCO's global portfolio management efforts. Prior to joining PIMCO, he served as Managing Director for
Merrill Lynch in Tokyo as manager of JGB and swap derivative trading. Mr.
Mariappa's prior experience also includes work at Sumitomo Finance International
PLC and Long-Term Capital Management. In addition, he spent nine years at
Salomon Brothers in San Francisco and Tokyo, serving as Director of Fixed Income
Arbitrage in Tokyo for the last four. He holds a B.S. degree in chemical engineering and an M.B.A., both from Cornell University.

     Mark V. McCray is an Executive Vice President and Portfolio Manager
responsible for PIMCO's municipal bond portfolios. He joined the firm in 2000 from Goldman, Sachs & Co. in New York, where he was Vice President and Co-Head of Municipal Bond Trading, with primary responsibility for the firm's proprietary municipal trading. Mr. McCray has fifteen years of investment experience and holds a bachelor's degree from Temple University and an M.B.A.
from the Wharton School at the University of Pennsylvania, with a concentration in finance, accounting and strategic management.

     Paul A. McCulley is Managing Director and is responsible for supervising all short-term investment strategies at PIMCO. Mr. McCulley recently returned to the firm, having previously worked at PIMCO from 1990 to 1992 as an account manager and monetary policy specialist. Before coming back to PIMCO, he served as a Managing Director and Head of both Economic Research for the Americas and
Fixed Income Strategy for the United States at Warburg Dillon Read. From 1996 to
1998, Paul was named to six seats on the Institutional Investor All-America
Fixed Income Research Team, including second and third in economics in 1997 and
1998. He has over 20 years of investment experience and holds a B.A. from
Grinnell College and an M.B.A. from Columbia University.

     W. Scott Simon is Managing Director, a senior member of PIMCO's portfolio management and investment strategy groups, and head of PIMCO's mortgage team. He joined the firm in 2000 from Bear Stearns & Co. in New York, where he was a
Senior Managing Director and co-head of MBS pass-through trading. He also managed overall department MBS risk, traded a proprietary MBS book, and authored the Daily MBS Commentary. Over the last 5 years, Mr. Simon was named seven times to positions on the Institutional Investor All-America Fixed Income Research
Team, including first place

                                       75

honors in MBS pass-throughs and overall MBS strategies. He has twenty years of investment experience and holds a B.A. and master's degrees in industrial engineering from Stanford University.

     Lee R. Thomas, III is a Managing Director and senior member of PIMCO's portfolio management and investment strategy groups. Mr. Thomas has over 20 years of experience in banking and money management. Previously, he was a member of Investcorp's Management Committee, where he was responsible for global securities and foreign exchange trading. Prior to that, he worked at Goldman,
Sachs & Co. as an Executive Director in the fixed income division of their
London office. Mr. Thomas earned his bachelor's degree and a Ph.D. in economics from Tulane University.

Performance Information

     From time to time the Trust may make available certain information about the performance of some or all of the classes of shares of some or all of the
Funds. Information about a Fund's performance is based on that Fund's (or its predecessor's) record to a recent date and is not intended to indicate future performance.

     The total return of classes of shares of all Funds may be included in advertisements or other written material. When a Fund's total return is advertised, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund (or its predecessor series of PIMCO Advisors Funds for the Global
Bond Fund II), as more fully described below. For periods prior to the initial offering date of a particular class of shares, total return presentations for the class will be based on the historical performance of an older class of the
Fund (if any) restated to reflect any different sales charges and/or operating expenses (such as different administrative fees and/or 12b-1/servicing fee charges) associated with the newer class. In certain cases, such a restatement will result in performance of the newer class which is higher than if the performance of the older class were not restated to reflect the different operating expenses of the newer class. In such cases, the Trust's advertisements will also, to the extent appropriate, show the lower performance figure reflecting the actual operating expenses incurred by the older class for periods prior to the initial offering date of the newer class. Total return for each class is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.

     The Funds may also provide current distribution information to its shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that period.

     Performance information is computed separately for each class of a Fund.
The Trust may, from time to time, include the yield and effective yield of the
Liquid Assets and Money Market Funds, and the yield and total return for each class of shares of all of the Funds in advertisements or information furnished to shareholders or prospective investors. Each Fund may from time to time include in advertisements the ranking of the Fund's performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical
Services as having the same investment objectives. Information provided to any newspaper or similar listing of the Fund's net asset values and public offering prices will separately present each class of shares. The Funds also may compute current distribution rates and use this information in their Prospectuses and statement of additional information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

Calculation of Yield

     Current yield for the Liquid Assets and Money Market Funds will be based on the change in the value of hypothetical investment (exclusive of capital changes) over a particular 7-day period less a pro-rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.
"Effective yield" for the Liquid Assets and Money Market Funds assume that all dividends received during an annual period have been reinvested. Calculation of
"effective yield" begins with

                                       76

the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

          Effective Yield = [(Base Period Return +1)/365/7/] - 1

     The effective yield of the Money Market Fund for the seven day period ended
March 31, 2003 was as follows: Institutional Class 0.95%, Administrative Class
0.75%, Class A 0.64%, Class B 0.05% and Class C 0.65%.

     Quotations of yield for the remaining Funds will be based on all investment income per share (as defined by the SEC) during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

          YIELD = 2[( a-b + 1)/6/-1]
                      ---
                      cd

     where  a = dividends and interest earned during the period,

            b = expenses accrued for the period (net of reimbursements),

            c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

            d = the maximum offering price per share on the last day of the period.

     For the one month period ended March 31, 2003, the SEC yield of the Funds was as follows (all numbers are annualized) (Advisor Class, Class J and Class K shares were not offered during the period listed):

                           SEC 30 Day Yield for Period
                              Ended March 31, 2003
                              --------------------

                                Institu       Adminis
                                -tional      -trative
Fund                             Class         Class       Class A     Class B     Class C    Class D   Class R
----------------------------    -------      --------      -------     -------     -------    -------   -------
All Asset Fund                     5.41%         5.18%         N/A         N/A         N/A        N/A       N/A
California Intermediate
Municipal Bond Fund                3.25          3.01         2.74%        N/A         N/A       2.89%      N/A
California Municipal
Bond Fund                          3.99          3.76         3.45         N/A         N/A       3.61       N/A
CommodityRealReturn
Strategy Fund                      7.23          6.93         6.28        5.86%       5.79       6.66       N/A
Convertible Fund                   4.44          4.22          N/A         N/A         N/A        N/A       N/A
Emerging Markets
Bond Fund                          6.59          6.34         5.88        5.44        5.42       6.18       N/A
European Convertible
Fund                               1.47           N/A          N/A         N/A         N/A        N/A       N/A
Foreign Bond Fund                  3.79          3.53         3.18        2.58        2.58       3.33      3.08%
Global Bond Fund                   3.93          3.68          N/A         N/A         N/A        N/A       N/A
Global Bond Fund II                3.04           N/A         2.53        1.91        1.90        N/A       N/A
GNMA                               2.06           N/A         1.55        0.88        0.88       1.63
High Yield Fund                    8.18          7.93         7.41        7.01        7.01       7.77      7.54
Investment Grade
Corporate Bond Fund                5.24          5.03          N/A         N/A         N/A        N/A       N/A
Long-Term U.S.
Government Fund                    4.12          3.87         3.55        2.96        2.96        N/A       N/A
Low Duration Fund                  2.55          2.30         2.01        1.33        1.58       2.23      1.82
Low Duration Fund II               3.18          2.94          N/A         N/A         N/A        N/A       N/A
Low Duration Fund III              3.01          2.79          N/A         N/A         N/A        N/A       N/A

                                       77

                                Institu       Adminis
                                -tional      -trative
Fund                             Class         Class       Class A     Class B     Class C    Class D   Class R
----------------------------    -------      --------      -------     -------     -------    -------   -------
Moderate Duration Fund             3.91           N/A          N/A         N/A         N/A        N/A       N/A
Money Market Fund                  0.93          0.69         0.63        0.05        0.64        N/A       N/A
Municipal Bond Fund                3.73          3.48         3.22        2.57        2.82       3.37       N/A
New York Municipal
Bond Fund                          3.38           N/A         2.85         N/A         N/A       2.98       N/A
Real Return Fund                   6.21          5.95         5.58        4.98        5.23       5.75      5.51
Real Return Fund II                5.30           N/A          N/A         N/A         N/A        N/A       N/A
Real Return Asset Fund             7.88           N/A          N/A         N/A         N/A        N/A       N/A
Short Duration Municipal
Income Fund                        1.92          1.67         1.42         N/A        1.15       1.49       N/A
Short-Term Fund                    2.05          1.80         1.57        0.87        1.31       1.76      1.35
StocksPLUS Fund                    1.71          1.47         1.28        0.58        0.82       1.32      1.07
StocksPLUS Total Return Fund       1.53           N/A          N/A         N/A         N/A        N/A       N/A
Total Return Fund                  3.58          3.33         2.97        2.36        2.36       3.26      2.91
Total Return Fund II               3.01          2.76          N/A         N/A         N/A        N/A       N/A
Total Return Fund III              4.06          3.82          N/A         N/A         N/A        N/A       N/A
Total Return
Mortgage Fund                      1.91          1.64         1.42        0.75        0.74       1.50       N/A

     The yield of each such Fund will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Trust allocated to the Fund or its classes of shares. These factors, possible differences in the methods used in calculating yield (and the tax exempt status of distributions for the Municipal Funds) should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund's various classes of shares. These yields do not take into account any applicable contingent deferred sales charges.

     The Municipal Funds may advertise a tax equivalent yield of each class of its shares, calculated as described above except that, for any given tax bracket, net investment income of each class will be calculated using as gross investment income an amount equal to the sum of (i) any taxable income of each class of the Fund plus (ii) the tax exempt income of each class of the Fund divided by the difference between 1 and the effective federal income tax rates for taxpayers in that tax bracket. For example, taxpayers with the marginal federal income tax rates indicated in the following table would have to earn the tax equivalent yields shown in order to realize an after-tax return equal to the corresponding tax-exempt yield shown.

                                                                  A tax-exempt yield of is
                                                              equivalent to a taxable yield of
   Taxable income           Taxable income        Marginal
   Filing Single        Married filing jointly   tax rate*    3%      4%     5%     6%      7%
---------------------   ----------------------   ---------   ----    ----   ----   ----   -----
Up to $7,000            Up to $14,000                   10%  3.33%   4.44%  5.56%  6.67%   7.78%
Over $7,000 but not     Over $14,000 but
 over $28,400            not over $56,800               15%  3.53%   4.71%  5.88%  7.06%   8.24%
Over $28,400 but not    Over $56,800 but
 over $68,800            not over $114,650              25%  4.00%   5.33%  6.67%  8.00%   9.33%
Over $68,800 but not    Over $114,650 but
 over $143,500           not over $174,700              28%  4.17%   5.56%  6.94%  8.33%   9.72%
Over $143,500 but not   Over $174,700 but
 over $311,950           not over $311,950              33%  4.48%   5.97%  7.46%  8.96%  10.45%
Over $311,950           Over $311,950                   35%  4.62%   6.15%  7.69%  9.23%  10.77%

----------
*  These marginal tax rates represent tax-equivalent yields taking Federal income tax into account only. Any potential impact at the state income tax level has not been included. Source: Marginal Tax Rates are from The Jobs &
   Growth Tax Relief Reconciliation Act of 2003.

                                       78

     As is shown in the above table, the advantage of tax-exempt investing becomes more advantageous to an investor as his or her marginal tax rate increases.

     The Trust, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. This would include any tax proposals and their effect on marginal tax rates and tax-equivalent yields. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Calculation of Total Return

     Quotations of average annual total return for a Fund or class will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, five and ten years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T
= the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below all total return figures reflect the deduction of a proportional share of Fund or class expenses on an annual basis, and assume that (i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and that the maximum contingent deferred sales charge, if any, is deducted at the times, in the amounts, and under the terms disclosed in the Prospectuses and (ii) all dividends and distributions are reinvested when paid. The Funds also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Quotations of total return may also be shown for other periods. Any such information would be accompanied by standardized total return information.

     The table below sets forth the average annual total return of each class of shares of the following Funds for the periods ended March 31, 2002. For periods prior to the "Inception Date" of a particular class of a Fund's shares, total return presentations for the class are based on the historical performance of
Institutional Class shares of the Fund (the oldest class) adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which are not paid by the Institutional Class) and administrative fee charges.

                                           Total Return for Periods Ended March 31, 2003*
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Since
                                                                                                  Inception     Inception  Inception
                                                                                         10        of Fund       Date of    Date of
Fund                                Class**                        1 Year    5 Years    Years    (Annualized)     Fund       Class
-----------------  ----------------------------------------------  -------   -------   -------   ------------   ---------  ---------
All Asset          Institutional Return Before Taxes                   N/A       N/A       N/A          23.47%   07/31/02   07/31/02
                   Institutional Return After Taxes on
                   Distributions++                                     N/A       N/A       N/A          21.74
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++             N/A       N/A       N/A          14.18
                   Administrative Return Before Taxes                  N/A       N/A       N/A          23.17               12/31/02
                   Class A Return Before Taxes                         N/A       N/A       N/A          14.48               04/30/03
                   Class A Return After Taxes on Distributions++       N/A       N/A       N/A          12.89
                   Class A Return After Taxes on Distributions
                   and Sale of Fund Shares++                           N/A       N/A       N/A           8.78
                   Class B Return Before Taxes                         N/A       N/A       N/A          21.78               04/30/03
                   Class C Return Before Taxes                         N/A       N/A       N/A          21.78               04/30/03
                   Class D Return Before Taxes                         N/A       N/A       N/A          22.68               04/30/03
                   Class D Return After Taxes on Distributions++       N/A       N/A       N/A          20.97
                   Class D Return After Taxes on Distributions
                   and Sale of Fund Shares++                           N/A       N/A       N/A          13.71
-----------------  ----------------------------------------------  -------   -------   -------   ------------   ---------  ---------
California         Institutional Return Before Taxes                  5.55%      N/A       N/A           6.52%   08/31/99   08/31/99
Intermediate       Institutional Return After Taxes on
Municipal Bond     Distributions++                                    5.41       N/A       N/A           6.04
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++            5.19       N/A       N/A           5.94
                   Administrative Return Before Taxes                 5.27       N/A       N/A           6.26               09/07/99
                   Class A Return Before Taxes                        1.98       N/A       N/A           5.23               10/19/99
                   Class A Return After Taxes on Distributions++      1.85       N/A       N/A           4.74
                   Class A Return After Taxes on Distributions
                   and Sale of Fund Shares++                          2.79       N/A       N/A           4.79
                   Class D Return Before Taxes                        5.16       N/A       N/A           6.13               01/31/00
                   Class D Return After Taxes on Distributions++      5.02       N/A       N/A           5.64
                   Class D Return After Taxes on Distributions
                   and Sale of Fund Shares++                          4.80       N/A       N/A           5.54
-----------------  ----------------------------------------------  -------   -------   -------   ------------   ---------  ---------

                                       79

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Since
                                                                                                  Inception     Inception  Inception
                                                                                         10        of Fund       Date of    Date of
Fund                                Class**                        1 Year    5 Years    Years    (Annualized)     Fund       Class
-----------------  ----------------------------------------------  -------   -------   -------   ------------   ---------  ---------
California         Institutional Return Before Taxes                  8.15%      N/A       N/A           8.60%   05/16/00   05/16/00
Municipal Bond     Institutional Return After Taxes on
                   Distributions++                                    8.13       N/A       N/A           7.54
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++            6.81       N/A       N/A           7.31
                   Administrative Return Before Taxes                 7.89       N/A       N/A           8.34               08/19/02
                   Class A Return Before Taxes                        4.51       N/A       N/A           7.04               07/31/00
                   Class A Return After Taxes on Distributions++      4.49       N/A       N/A           6.00
                   Class A Return After Taxes on Distributions
                   and Sale of Fund Shares++                          4.37       N/A       N/A           5.96
                   Class D Return Before Taxes                        7.76       N/A       N/A           8.23               07/31/00
                   Class D Return After Taxes on Distributions++      7.73       N/A       N/A           7.17
                   Class D Return After Taxes on Distributions
                   and Sale of Fund Shares++                          6.42       N/A       N/A           6.94
-----------------  ----------------------------------------------  -------   -------   -------   ------------   ---------  ---------
CommodityReal-     Institutional Return Before Taxes                   N/A       N/A       N/A          40.51%   06/28/02   06/28/02
Return Strategy    Institutional Return After Taxes on
                   Distributions++                                     N/A       N/A       N/A          35.51
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++             N/A       N/A       N/A          24.34
                   Administrative Return Before Taxes                  N/A       N/A       N/A          40.23               02/14/03
                   Class A Return Before Taxes                         N/A       N/A       N/A          29.91               11/29/02
                   Class A Return After Taxes on Distributions++       N/A       N/A       N/A          25.27
                   Class A Return After Taxes on Distributions
                   and Sale of Fund Shares++                           N/A       N/A       N/A          18.01
                   Class B Return Before Taxes                         N/A       N/A       N/A          31.98               11/29/02
                   Class C Return Before Taxes                         N/A       N/A       N/A          35.82               11/29/02
                   Class D Return Before Taxes                         N/A       N/A       N/A          40.11               11/29/02
                   Class D Return After Taxes on Distributions++       N/A       N/A       N/A          35.12
                   Class D Return After Taxes on Distributions
                   and Sale of Fund Shares++                           N/A       N/A       N/A          24.10
-----------------  ----------------------------------------------  -------   -------   -------   ------------   ---------  ---------
Convertible        Institutional Return Before Taxes                 -6.34%      N/A       N/A           3.16%   03/31/99   03/31/99
                   Institutional Return After Taxes on
                   Distributions++                                   -7.68       N/A       N/A           1.31
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++           -3.90       N/A       N/A           1.73
                   Administrative Return Before Taxes                -7.00       N/A       N/A           2.88               08/01/00
-----------------  ----------------------------------------------  -------   -------   -------   ------------   ---------  ---------
Emerging Markets   Institutional Return Before Taxes                 16.11%    14.03%      N/A          12.89%   07/31/97   07/31/97
Bond               Institutional Return After Taxes on
                   Distributions++                                   11.69      8.68       N/A           7.72
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++            9.61      8.32       N/A           7.49
                   Administrative Return Before Taxes                15.85     13.74       N/A          12.60               09/30/98
                   Class A Return Before Taxes                       10.44     12.52       N/A          11.52               07/31/97
                   Class A Return After Taxes on Distributions++      6.40      7.41       N/A           6.59
                   Class A Return After Taxes on Distributions
                   and Sale of Fund Shares++                          6.17      7.21       N/A           6.49
                   Class B Return Before Taxes                        9.79     12.46       N/A          11.47               07/31/97
                   Class C Return Before Taxes                       13.78     12.74                    11.61               07/31/97
                   Class D Return Before Taxes                       15.66     13.60       N/A          12.46               03/31/00
                   Class D Return After Taxes on Distributions++     11.42      8.43       N/A           7.48
                   Class D Return After Taxes on Distributions
                   and Sale of Fund Shares++                          9.36      8.08       N/A           7.25
-----------------  ----------------------------------------------  -------   -------   -------   ------------   ---------  ---------
European           Institutional Return Before Taxes                  9.98%      N/A       N/A           4.78%   11/30/00   11/30/00
Convertible        Institutional Return After Taxes on
                   Distributions++                                    9.09       N/A       N/A           3.31
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++            6.10       N/A       N/A           3.09
-----------------  ----------------------------------------------  -------   -------   -------   ------------   ---------  ---------
Foreign Bond       Institutional Return Before Taxes                  9.58%     7.24%     9.25%          9.47%   12/03/92   12/03/92
                   Institutional Return After Taxes on
                   Distributions++                                    6.99      4.31      5.68           5.94
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++            5.82      4.30      5.61           5.83
                   Administrative Return Before Taxes                 9.49      7.01      9.00           9.22               01/28/97
                   Class A Return Before Taxes                        4.19      5.78      8.27           8.50               01/20/97
                   Class A Return After Taxes on Distributions++      1.90      3.07      4.91           5.18
                   Class A Return After Taxes on Distributions
                   and Sale of Fund Shares++                          2.52      3.22      4.90           5.13
                   Class B Return Before Taxes                        3.36      5.66      8.21           8.45               01/20/97
                   Class C Return Before Taxes                        7.33      5.96      7.97           8.18               01/20/97
                   Class D Return Before Taxes                        9.13      6.78      8.78           9.00               04/08/98
                   Class D Return After Taxes on Distributions++      6.72      4.04      5.40           5.66
                   Class D Return After Taxes on Distributions
                   and Sale of Fund Shares++                          5.55      4.02      5.33           5.55
                   Class R Return Before Taxes                        8.81%     6.50      8.50           8.71               12/31/02
-----------------  ----------------------------------------------  -------   -------   -------   ------------   ---------  ---------

                                       80

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Since
                                                                                                  Inception     Inception  Inception
                                                                                         10        of Fund       Date of    Date of
Fund                                Class**                        1 Year    5 Years    Years    (Annualized)     Fund       Class
-----------------  ----------------------------------------------  -------   -------   -------   ------------   ---------  ---------
Global Bond        Institutional Return Before Taxes                 26.89%     6.46%      N/A           7.18%   11/23/93   11/23/93
                   Institutional Return After Taxes on
                   Distributions++                                   24.73      4.25       N/A           4.37
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++           16.39      4.03       N/A           4.32
                   Administrative Return Before Taxes                26.59      6.23       N/A         6.94                 08/01/96
-----------------  ----------------------------------------------  -------   -------   -------   ------------   ---------  ---------
GNMA               Institutional Return Before Taxes                  8.68%     8.14%      N/A           8.23%   07/31/97   07/31/97
                   Institutional Return After Taxes on
                   Distributions++                                    6.71      5.59       N/A           5.66
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++            5.34      5.25       N/A           5.32
                   Class A Return Before Taxes                        3.32      6.72       N/A           6.93               11/30/00
                   Class A Return After Taxes on Distributions++      1.64      4.37       N/A           4.55
                   Class A Return After Taxes on Distributions
                   and Sale of Fund Shares++                          2.05      4.18       N/A           4.34
                   Class B Return Before Taxes                        2.35      6.56       N/A           6.84               05/31/01
                   Class C Return Before Taxes                        6.35      6.88       N/A           6.98               05/31/01
                   Class D Return Before Taxes                        8.16      7.68       N/A           7.78               05/31/01
                   Class D Return After Taxes on Distributions++      6.40      5.32       N/A           5.39
                   Class D Return After Taxes on Distributions
                   and Sale of Fund Shares++                          5.02      4.98       N/A           5.05
-----------------  ----------------------------------------------  -------   -------   -------   ------------   ---------  ---------
High Yield         Institutional Return Before Taxes                  5.58%     3.26%     7.76%          8.20%   12/16/92   12/16/92
                   Institutional Return After Taxes on
                   Distributions++                                    2.13     -0.16      4.01           4.45
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++            3.26      0.88      4.36           4.73
                   Administrative Return Before Taxes                 5.33      3.01      7.50           7.94               01/16/95
                   Class A Return Before Taxes                        0.45      1.92      6.86           7.31               01/13/97
                   Class A Return After Taxes on Distributions++     -2.69     -1.31      3.29           3.74
                   Class A Return After Taxes on Distributions
                   and Sale of Fund Shares++                          0.12     -0.10      3.70           4.08
                   Class B Return Before Taxes                       -0.45      1.81      6.81           7.25               01/13/97
                   Class C Return Before Taxes                        3.43      2.09      6.57           7.00               01/13/97
                   Class D Return Before Taxes                        5.18      2.86      7.36           7.79               04/08/98
                   Class D Return After Taxes on Distributions++      1.89     -0.40      3.77           4.21
                   Class D Return After Taxes on Distributions
                   and Sale of Fund Shares++                          3.02      0.64      4.12           4.49
                   Class R Return Before Taxes                        4.92      2.60      7.07           7.51               12/31/02
-----------------  ----------------------------------------------  -------   -------   -------   ------------   ---------  ---------
Investment Grade   Institutional Return Before Taxes                 13.87%      N/A       N/A          11.99%   04/28/00   04/28/00
Corporate Bond     Institutional Return After Taxes on
                   Distributions++                                    9.91       N/A       N/A           7.97
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++            8.37       N/A       N/A           7.66
                   Administrative Return Before Taxes                13.59       N/A       N/A          11.72               09/30/02
-----------------  ----------------------------------------------  -------   -------   -------   ------------   ---------  ---------
Long-Term U.S.     Institutional Return Before Taxes                 21.74%     9.48%     9.56%         11.36%   07/01/91   07/01/91
Government         Institutional Return After Taxes on
                   Distributions++                                   18.59      6.34      5.91           7.57
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++           14.02      6.12      5.88           7.42
                   Administrative Return Before Taxes                21.44      9.20      9.30          11.09               09/23/97
                   Class A Return Before Taxes                       15.80      8.05      8.64          10.51               01/20/97
                   Class A Return After Taxes on Distributions++     12.98      5.12      5.18           6.90
                   Class A Return After Taxes on Distributions
                   and Sale of Fund Shares++                         10.36      5.05      5.21           6.79
                   Class B Return Before Taxes                       15.35      7.94      8.57          10.45               01/20/97
                   Class C Return Before Taxes                       19.35      8.24      8.34          10.13               01/20/97
-----------------  ----------------------------------------------  -------   -------   -------   ------------   ---------  ---------
Low Duration       Institutional Return Before Taxes                  8.07%     6.65%     6.64%          7.77%   05/11/87   05/11/87
                   Institutional Return After Taxes on
                   Distributions++                                    5.99      4.12      4.00           5.04
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++            4.94      4.05      3.97           5.00
                   Administrative Return Before Taxes                 7.81      6.38      6.37           7.50               12/31/94
                   Class A Return Before Taxes                        4.34      5.50      5.82           7.06               01/13/97
                   Class A Return After Taxes on Distributions++      2.51      3.20      3.39           4.53
                   Class A Return After Taxes on Distributions
                   and Sale of Fund Shares++                          2.66      3.24      3.41           4.51
                   Class B Return Before Taxes                        1.76      5.03      5.58           6.92               01/13/97
                   Class C Return Before Taxes                        6.03      5.62      5.62           6.74               01/13/97
                   Class D Return Before Taxes                        7.73      6.31      6.30           7.43               04/08/98
                   Class D Return After Taxes on Distributions++      5.78      3.92      3.80           4.83
                   Class D Return After Taxes on Distributions
                   and Sale of Fund Shares++                          4.74      3.85      3.77           4.79
                   Class R Return Before Taxes                        7.30      5.88      5.88           7.00               12/31/02
-----------------  ----------------------------------------------  -------   -------   -------   ------------   ---------  ---------

                                       81

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Since
                                                                                                  Inception     Inception  Inception
                                                                                         10        of Fund       Date of    Date of
Fund                                 Class**                        1 Year   5 Years    Years    (Annualized)     Fund       Class
-----------------  ----------------------------------------------  -------   -------   -------   ------------   ---------  ---------
Low Duration II    Institutional Return Before Taxes                  7.53%     6.42%     6.19%          6.48%   11/01/91   11/01/91
                   Institutional Return After Taxes on
                   Distributions++                                    5.65      3.92      3.65           3.98
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++            4.66      3.90      3.67           3.97
                   Administrative Return Before Taxes                 7.26      6.15      5.92           6.22               02/02/98
-----------------  ----------------------------------------------  -------   -------   -------   ------------   ---------  ---------
Low Duration III   Institutional Return Before Taxes                  8.83%     6.64%      N/A           6.67%   12/31/96   12/31/96
                   Institutional Return After Taxes on
                   Distributions++                                    6.42      4.17                     4.18
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++            5.44      4.09       N/A           4.10
                   Administrative Return Before Taxes                 8.57      6.38       N/A           6.41               03/19/99
-----------------  ----------------------------------------------  -------   -------   -------   ------------   ---------  ---------
Moderate Duration  Institutional Return Before Taxes                 11.75%     7.83%      N/A           7.78%   12/31/96   12/31/96
                   Institutional Return After Taxes on
                   Distributions++                                    8.90      5.03       N/A           5.02
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++            7.21      4.89       N/A           4.87
-----------------  ----------------------------------------------  -------   -------   -------   ------------   ---------  ---------
Money Market       Institutional Return Before Taxes                  1.34%     4.14%     4.47%          4.43%   03/01/91   03/01/91
                   Institutional Return After Taxes on
                   Distributions++                                    0.82      2.49      2.68           2.72
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++            0.82      2.49      2.68           2.72
                   Administrative Return Before Taxes                 1.08      3.90      4.22           4.18               01/24/95
                   Class A Return Before Taxes                        1.08      3.86      4.19           4.16               01/13/97
                   Class A Return After Taxes on Distributions++      0.66      2.32      2.52           2.55
                   Class A Return After Taxes on Distributions
                   and Sale of Fund Shares++                          0.66      2.32      2.52           2.55
                   Class B Return Before Taxes                        0.25      2.99      3.57           3.62               01/13/97
                   Class C Return Before Taxes                        1.08      3.88      4.21           4.17               01/13/97
-----------------  ----------------------------------------------  -------   -------   -------   ------------   ---------  ---------
Municipal Bond     Institutional Return Before Taxes                  6.48%     5.55%      N/A           5.44%   12/31/97   12/31/97
                   Institutional Return After Taxes on
                   Distributions++                                    6.38      5.46       N/A           5.36
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++            5.81      5.37       N/A           5.28
                   Administrative Return Before Taxes                 6.22      5.29       N/A           5.18               09/30/98
                   Class A Return Before Taxes                        2.90      4.53       N/A           4.46               04/01/98
                   Class A Return After Taxes on Distributions++      2.81      4.45       N/A           4.37
                   Class A Return After Taxes on Distributions
                   and Sale of Fund Shares++                          3.41      4.46       N/A           4.40
                   Class B Return Before Taxes                        0.29      4.05       N/A           4.12               04/01/98
                   Class C Return Before Taxes                        4.55      4.65       N/A           4.54               04/01/98
                   Class D Return Before Taxes                        6.10      5.17       N/A           5.06               04/08/98
                   Class D Return After Taxes on Distributions++      6.01      5.09       N/A           4.98
                   Class D Return After Taxes on Distributions
                   and Sale of Fund Shares++                          5.43      5.00       N/A           4.91
-----------------  ----------------------------------------------  -------   -------   -------   ------------   ---------  ---------
New York           Institutional Return Before Taxes                  8.79%      N/A       N/A           8.31%   08/31/99   08/31/99
Municipal Bond     Institutional Return After Taxes on
                   Distributions++                                    8.54       N/A       N/A           7.71
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++            7.30       N/A       N/A           7.37
                   Class A Return Before Taxes                        5.11       N/A       N/A           7.00               10/19/99
                   Class A Return After Taxes on Distributions++      4.87       N/A       N/A           6.41
                   Class A Return After Taxes on Distributions
                   and Sale of Fund Shares++                          4.83       N/A       N/A           6.21
                   Class D Return Before Taxes                        8.35       N/A       N/A           7.92               01/31/00
                   Class D Return After Taxes on Distributions++      8.10       N/A       N/A           7.32
                   Class D Return After Taxes on Distributions
                   and Sale of Fund Shares++                          6.87       N/A       N/A           6.98
-----------------  ----------------------------------------------  -------   -------   -------   ------------   ---------  ---------
Real Return        Institutional Return Before Taxes                 17.99%    10.26%      N/A           9.07%   01/29/97   01/29/97
                   Institutional Return After Taxes on
                   Distributions++                                   15.35      7.47       N/A           6.34
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++           11.05      6.87       N/A           5.92
                   Administrative Return Before Taxes                17.67      9.97       N/A           8.78               04/28/00
                   Class A Return Before Taxes                       13.94      9.13       N/A           8.08               01/29/97
                   Class A Return After Taxes on Distributions++     11.58      6.55       N/A           5.55
                   Class A Return After Taxes on Distributions
                   and Sale of Fund Shares++                          8.57      6.04       N/A           5.20
                   Class B Return Before Taxes                       11.59      8.70       N/A           7.81               01/29/97
                   Class C Return Before Taxes                       15.88      9.26       N/A           8.07               01/29/97
                   Class D Return Before Taxes                       17.47      9.81       N/A           8.62               04/08/98
                   Class D Return After Taxes on Distributions++     15.04      7.20       N/A           6.08
                   Class D Return After Taxes on Distributions
                   and Sale of Fund Shares++                         10.74      6.60       N/A           5.65
                   Class R Return Before Taxes                       17.18      9.50       N/A           8.31               12/31/02
-----------------  ----------------------------------------------  -------   -------   -------   ------------   ---------  ---------

                                       82

                                                                                                    Since
                                                                                                  Inception     Inception  Inception
                                                                                         10        of Fund       Date of    Date of
Fund                                 Class**                        1 Year   5 Years    Years    (Annualized)      Fund      Class
-----------------  ----------------------------------------------   ------   -------   -------   ------------   ---------  ---------
Real Return II     Institutional Return Before Taxes                 18.14%      N/A       N/A          16.36%   02/28/02   02/28/02
                   Institutional Return After Taxes on
                   Distributions++                                   14.88       N/A       N/A          13.22
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++           11.00       N/A       N/A          11.49
-----------------  ----------------------------------------------   ------   -------   -------   ------------   ---------  ---------
Real Return Asset  Institutional Return Before Taxes                 24.35%      N/A       N/A          13.28%   11/12/01   11/12/01
                   Institutional Return After Taxes on
                   Distributions++                                   21.57                              11.27
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++           14.81       N/A       N/A           9.61
-----------------  ----------------------------------------------   ------   -------   -------   ------------   ---------  ---------
Short-Duration     Institutional Return Before Taxes                  2.52%      N/A       N/A           4.25%   08/31/99   08/31/99
 Municipal Income  Institutional Return After Taxes on
                   Distributions++                                    2.52       N/A       N/A           4.20
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++            2.56       N/A       N/A           4.12
                   Administrative Return Before Taxes                 2.27       N/A       N/A           3.99               10/22/02
                   Class A Return Before Taxes                        0.01       N/A       N/A           3.25               03/28/02
                   Class A Return After Taxes on Distributions++      0.01       N/A       N/A           3.21
                   Class A Return After Taxes on Distributions
                   and Sale of Fund Shares++                          0.83       N/A       N/A           3.23
                   Class C Return Before Taxes                        0.77       N/A       N/A           3.18               03/28/02
                   Class D Return Before Taxes                        2.10       N/A       N/A           3.82               01/31/00
                   Class D Return After Taxes on Distributions++      2.10       N/A       N/A           3.78
                   Class D Return After Taxes on Distributions
                   and Sale of Fund Shares++                          2.14       N/A       N/A           3.70
-----------------  ----------------------------------------------   ------   -------   -------   ------------   ---------  ---------
Short-Term         Institutional Return Before Taxes                  3.60%     5.23%     5.68%          6.16%   10/07/87   10/07/87
                   Institutional Return After Taxes on
                   Distributions++                                    2.39      3.14      3.42           3.95
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++            2.24      3.14      3.41           3.94
                   Administrative Return Before Taxes                 3.34      4.97      5.42           5.90               02/01/96
                   Class A Return Before Taxes                        1.11      4.38      5.05           5.60               01/20/97
                   Class A Return After Taxes on Distributions++      0.09      2.47      2.96           3.55
                   Class A Return After Taxes on Distributions
                   and Sale of Fund Shares++                          0.71      2.55      2.98           3.56
                   Class B Return Before Taxes                       -2.58      3.69      4.73           5.38               01/20/97
                   Class C Return Before Taxes                        1.87      4.49      4.95           5.42               01/20/97
                   Class D Return Before Taxes                        3.30      4.92      5.37           5.84               04/08/98
                   Class D Return After Taxes on Distributions++      2.21      2.95      3.23           3.75
                   Class D Return After Taxes on Distributions
                   and Sale of Fund Shares++                          2.05      2.95      3.22           3.74
                   Class R Return Before Taxes                        3.03      4.69      5.15           5.63               12/31/02
-----------------  ----------------------------------------------   ------   -------   -------   ------------   ---------  ---------
StocksPLUS         Institutional Return Before Taxes                -22.42%    -2.90%      N/A           9.83%   05/14/93   05/14/93
                   Institutional Return After Taxes on
                   Distributions++                                  -22.89     -5.72       N/A           5.37
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++          -13.76     -2.91       N/A           6.31
                   Administrative Return Before Taxes               -22.66     -3.30       N/A           9.45               01/07/97
                   Class A Return Before Taxes                      -25.13     -3.99       N/A           8.98               01/20/97
                   Class A Return After Taxes on Distributions++    -25.57     -6.71       N/A           4.63
                   Class A Return After Taxes on Distributions
                   and Sale of Fund Shares++                        -15.43     -3.69       N/A           5.66
                   Class B Return Before Taxes                      -27.10     -4.35       N/A           8.74               01/20/97
                   Class C Return Before Taxes                      -23.90     -3.87       N/A           8.78               01/20/97
                   Class D Return Before Taxes                      -22.71     -3.49       N/A           9.27               04/08/98
                   Class D Return After Taxes on Distributions++    -23.16     -6.22       N/A           4.90
                   Class D Return After Taxes on Distributions
                   and Sale of Fund Shares++                        -13.94     -3.30       N/A           5.91
                   Class R Return Before Taxes                      -22.91     -3.52       N/A           9.12               12/31/02
-----------------  ----------------------------------------------   ------   -------   -------   ------------   ---------  ---------
StocksPLUS Total   Institutional Return Before Taxes                   N/A       N/A       N/A         -10.23%   06/28/02   06/28/02
Return             Institutional Return After Taxes on
                   Distributions++                                     N/A       N/A       N/A         -10.75
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++             N/A       N/A       N/A          -6.26
-----------------  ----------------------------------------------   ------   -------   -------   ------------   ---------  ---------

                                       83

                                                                                                     Since
                                                                                                  Inception     Inception  Inception
                                                                                         10        of Fund       Date of    Date of
Fund                                 Class**                        1 Year   5 Years    Years    (Annualized)      Fund      Class
-----------------  ----------------------------------------------   ------   -------   -------   ------------   ---------  ---------
Total Return       Institutional Return Before Taxes                 11.76%     8.26%     8.02%          9.33%   05/11/87   05/11/87
                   Institutional Return After Taxes on
                   Distributions++                                    8.77      5.22      4.88           6.19
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++            7.33      5.14      4.87           6.12
                   Administrative Return Before Taxes                11.47      7.99      7.75           9.06               09/07/94
                   Class A Return Before Taxes                        6.24      6.77      7.03           8.52               01/13/97
                   Class A Return After Taxes on Distributions++      3.58      3.96      4.10           5.57
                   Class A Return After Taxes on Distributions
                   and Sale of Fund Shares++                          3.94      4.04      4.16           5.52
                   Class B Return Before Taxes                        5.42      6.64      6.97           8.48               01/13/97
                   Class C Return Before Taxes                        9.41      6.95      6.74           8.04               01/13/97
                   Class D Return Before Taxes                       11.41      7.92      7.69           9.00               04/08/98
                   Class D Return After Taxes on Distributions++      8.55      5.02      4.68           5.98
                   Class D Return After Taxes on Distributions
                   and Sale of Fund Shares++                          7.12      4.94      4.67           5.91
                   Class R Return Before Taxes                       10.98      7.49      7.25           8.56               12/31/02
-----------------  ----------------------------------------------   ------   -------   -------   ------------   ---------  ---------
Total Return II    Institutional Return Before Taxes                 11.23%     7.93%     7.68%          8.09%   12/30/91   12/30/91
                   Institutional Return After Taxes on
                   Distributions++                                    8.16      5.01      4.74           5.18
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++            7.15      4.96      4.73           5.12
                   Administrative Return Before Taxes                10.96      7.67      7.41           7.82               11/30/94
-----------------  ----------------------------------------------   ------   -------   -------   ------------   ---------  ---------
Total Return III   Institutional Return Before Taxes                 12.20%     8.04%     8.00%          8.95%   05/01/91   05/01/91
                   Institutional Return After Taxes on
                   Distributions++                                    8.97      5.01      4.82           5.53
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++            7.55      4.97      4.83           5.56
                   Administrative Return Before Taxes                11.93      7.75      7.71           8.67               04/11/97
-----------------  ----------------------------------------------   ------   -------   -------   ------------   ---------  ---------
Total Return       Institutional Return Before Taxes                  9.48%     8.08%      N/A           8.33%   07/31/97   07/31/97
Mortgage           Institutional Return After Taxes on
                   Distributions++                                    7.32      5.27       N/A           5.54
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++            5.82      5.07       N/A           5.30
                   Administrative Return Before Taxes                 9.22      7.82       N/A           8.07               12/13/01
                   Class A Return Before Taxes                        4.11      6.67       N/A           7.03               07/31/00
                   Class A Return After Taxes on Distributions++      2.22      4.06       N/A           4.43
                   Class A Return After Taxes on Distributions
                   and Sale of Fund Shares++                          2.54      4.02       N/A           4.32
                   Class B Return Before Taxes                        3.27      6.55       N/A           6.97               07/31/00
                   Class C Return Before Taxes                        7.23      6.85       N/A           7.10               07/31/00
                   Class D Return Before Taxes                        9.05      7.66       N/A           7.90               04/08/98
                   Class D Return After Taxes on Distributions++      7.07      5.01       N/A           5.28
                   Class D Return After Taxes on Distributions
                   and Sale of Fund Shares++                          5.57      4.82       N/A           5.04
-----------------  ----------------------------------------------   ------   -------   -------   ------------   ---------  ---------

     ++ After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for
     Institutional Class, Class A and Class D shares only. After-tax returns for
     Administrative Class, Advisor Class, Class B, Class C and Class R shares will vary.
     * Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any)
     applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, Class B and Class C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A,
     B and C Prospectus.
     ** For all Funds listed above, Class A, Class B, Class C, Class D, Class R,
     Administrative Class and Advisor Class total return presentations for periods prior to the Inception Date of that class reflect the prior performance of Institutional Class shares of the Fund (the oldest class)
     adjusted to reflect the actual sales charges (none in the case of Class D,
     Class R, Administrative Class and Advisor Class) of the newer class. The adjusted performance also reflects the higher Fund operating expenses associated with Class A, Class B, Class C, Class D, Class R, Administrative
     Class and Advisor Class shares. These include (i) 12b-1 distribution and servicing fees, which are not paid by the Institutional Class but are paid by Class B and Class C (at a maximum rate of 1.00% per annum) and Class A, the Administrative Class and the Advisor Class (at a maximum rate of 0.25%
     per annum), Class R (at a maximum rate of 0.50% per annum) and may be paid by

                                       84

     Class D (at a maximum of 0.25% per annum), and (ii) administration fee charges associated with Class A, Class B and Class C shares (at a maximum differential of 0.22% per annum) and Class D shares (at a maximum differential of 0.45% per annum) and Class R shares (at a maximum differential of 0.25% per annum) and Advisor Class shares (at a maximum differential of 0.10% per annum).

     The table below sets forth the average annual total return of certain classes of shares of the Global Bond Fund II (which was a series of PIMCO
Advisors Funds ("PAF") prior to its reorganization as a Fund of the Trust on
January 17, 1997) for the periods ended March 31, 2003. Accordingly, "Inception
Date of Fund" refers to the inception date of the PAF predecessor series. Since
Class A shares were offered since the inception of Global Bond Fund II, total return presentations for periods prior to the Inception Date of the
Institutional Class are based on the historical performance of Class A shares, adjusted to reflect that the Institutional Class does not have a sales charge, and the different operating expenses associated with the Institutional Class, such as 12b-1 distribution and servicing fees and administration fee charges.

                 Total Return for Periods Ended March 31, 2003*
                                                                                                    Since
                                                                                                  Inception     Inception  Inception
                                                                                         10        of Fund       Date of    Date of
Fund                                 Class**                        1 Year   5 Years    Years    (Annualized)      Fund      Class
-----------------  ----------------------------------------------   ------   -------   -------   ------------   ---------  ---------
Global Bond II     Institutional Return Before Taxes                 11.70%     7.24%      N/A           9.03    10/02/95   02/25/98
                   Institutional Return After Taxes
                   on Distributions++                                 9.95      4.53       N/A           5.53
                   Institutional Return After Taxes
                   on Distributions and Sale of Fund
                   Shares++                                           7.13      4.42       N/A           5.49
                   Class A Return Before Taxes                        6.24      5.83       N/A           7.94               10/02/95
                   Class A Return After Taxes on
                   Distributions++                                    4.74      3.32       N/A           4.64
                   Class A Return After Taxes on
                   Distributions and Sale of Fund
                   Shares++                                           3.79      3.38       N/A           4.69
                   Class B Return Before Taxes                        5.42      5.70       N/A           7.83               10/02/95
                   Class C Return Before Taxes                        9.42      6.01       N/A           7.78               10/02/95
-----------------  ----------------------------------------------   ------   -------   -------   ------------   ---------  ---------

     ++ After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for
     Institutional Class and Class A shares only. After-tax returns for Advisor
     Class, Class B, Class C and Class R shares will vary.
     * Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any)
     applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, Class B and Class C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A,
     B and C Prospectus.
     ** Institutional Class total return presentations for periods prior to the
     Inception Date of that class reflect the prior performance of Class A shares of the former PAF series, adjusted to reflect the fact that there are no sales charges on Institutional Class shares of the Fund. The adjusted performance also reflects any different operating expenses associated with Institutional Class shares. These include (i) 12b-1 distribution and servicing fees, which are not paid by the Institutional
     Class but are paid by Class A (at a maximum rate of 0.25% per annum), and
     (ii) administration fee charges, which are lower for Institutional class shares (at a differential of 0.15% per annum).
     Note also that, prior to January 17, 1997, Class A, Class B and Class C shares of the Global Bond Fund II were subject to a variable level of expenses for such services as legal, audit, custody and transfer agency services. As described in the Class A, B and C Prospectus, for periods subsequent to January 17, 1997, Class A, Class B and Class C shares of the
     Trust are subject to a fee structure which essentially fixes these expenses
     (along with other administrative expenses) under a single administrative fee based on the average daily net assets of the Fund attributable to Class
     A, Class B and Class C shares. Under the current fee structure, the Global
     Bond Fund II is expected to have lower total Fund operating expenses than its predecessor had under the fee structure for PAF (prior to January 17,
     1997). All other things being

                                       85

     equal, the higher expenses of PAF would have adversely affected total return performance for the Fund after January 17, 1997.

     The method of adjustment used in the table above for periods prior to the
     Inception Date of Institutional Class shares of the Global Bond Fund II resulted in performance for the period shown which is higher than if the historical Class A performance were not adjusted to reflect the lower operating expenses of the newer class. The following table shows the lower performance figures that would be obtained if the performance for the
     Institutional Class was calculated by tacking to the Institutional Class'
     actual performance the actual performance of Class A shares (with their higher operating expenses) for periods prior to the initial offering date of the newer class (i.e. the total return presentations below are based, for periods prior to the inception date of the Institutional Class, on the historical performance of Class A shares adjusted to reflect the current sales charges associated with Class A shares, but not reflecting lower operating expenses associated with the Institutional Class, such as lower administrative fee charges and/or distribution and servicing fee charges).

                  Total Return for Periods Ended March 31, 2003
         (with no adjustment for operating expenses of the Institutional
                 Class for periods prior to its Inception Date)
----------------------------------------------------------------------------
                                                             Since Inception
                                                                 of Fund
     Fund           Class      1 Year   5 Years   10 Years     (Annualized)
----------------------------------------------------------------------------
Global Bond II  Institutional   11.70%     7.24%       n/a              8.90%
----------------------------------------------------------------------------

     Current distribution information for a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by Fund net asset value per share on the last day of the period and annualized according to the following formula:

     DIVIDEND YIELD = (((a/b)*365)/c)

     where  a = actual dividends distributed for the calendar month in question,

            b = number of days of dividend declaration in the month in question, and

            c = net asset value (NAV) calculated on the last business day of the month in question.

     The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a Fund has declared and paid to shareholders as of the end of a specified period rather than the
Fund's actual net investment income for that same period. Distribution rates will exclude net realized short-term capital gains. The rate of current distributions for a Fund should be evaluated in light of these differences and in light of the Fund's total return figures, which will always accompany any calculation of the rate of current distributions.

     For the month ended March 31, 2003, the current distribution rates
(annualized) for the Funds were as follows (Advisor Class, Class J and Class K shares were not offered during the period listed):

                               Distribution Rate
                               -----------------

                                   Institutional  Administrative
Fund                                   Class           Class       Class A   Class B   Class C   Class D   Class R
---------------------------------  -------------  --------------   -------   -------   -------   -------   -------
All Asset Fund                               N/A             N/A       N/A       N/A       N/A       N/A       N/A
California Intermediate Municipal
 Bond Fund                                  4.46%           4.21%     4.03%      N/A       N/A      4.10%      N/A
California Municipal Bond Fund              4.77            4.53      4.34       N/A       N/A      4.39       N/A

                                       86

                                   Institutional  Administrative
Fund                                   Class           Class       Class A   Class B   Class C   Class D   Class R
---------------------------------  -------------  --------------   -------   -------   -------   -------   -------
CommodityRealReturn Strategy Fund            N/A             N/A       N/A       N/A       N/A       N/A       N/A
Convertible Fund                             N/A             N/A       N/A       N/A       N/A       N/A       N/A
Emerging Markets Bond Fund                  6.98            6.73      6.56      5.82%     5.82%     6.58%      N/A
European Convertible Fund                    N/A             N/A       N/A       N/A       N/A       N/A       N/A
Foreign Bond Fund                           3.78            3.51      3.31      2.57      2.57      3.33      3.07%
Global Bond Fund                            2.71            2.39       N/A       N/A       N/A       N/A       N/A
Global Bond Fund II                         2.95             N/A      2.52      1.79      1.78       N/A       N/A
GNMA Fund                                   2.63             N/A      2.21      1.46      1.46      2.22       N/A
High Yield Fund                             7.78            7.52      7.36      6.63      6.62      7.38      7.15
Investment Grade Corporate
 Bond Fund                                  6.20            6.00       N/A       N/A       N/A       N/A       N/A
Long-Term U.S. Govt. Fund                   4.07            3.82      3.65      2.90      2.86       N/A       N/A
Low Duration Fund                           2.96            2.71      2.49      1.74      1.85      2.64       N/A
Low Duration Fund II                        3.58            3.33       N/A       N/A       N/A       N/A       N/A
Low Duration Fund III                       3.43            3.20       N/A       N/A       N/A       N/A       N/A
Moderate Duration Fund                      4.15             N/A       N/A       N/A       N/A       N/A       N/A
Money Market Fund                           0.92            0.68      0.63      0.05      0.63       N/A       N/A
Municipal Bond Fund                         4.07            3.82      3.66      2.90      3.16      3.71       N/A
New York Municipal Bond Fund                3.98             N/A      3.54       N/A       N/A      3.59       N/A
Real Return Fund                            5.81            5.55      5.34      4.58      4.82      5.36      5.07
Real Return Fund II                         5.56             N/A       N/A       N/A       N/A       N/A       N/A
Real Return Asset Fund                      1.86             N/A       N/A       N/A       N/A       N/A       N/A
Short Duration Municipal Fund               2.56            2.31      2.08       N/A      1.77      2.14       N/A
Short-Term Fund                             2.24            1.97      1.79      1.05      1.48      1.94      1.53
StocksPLUS Fund                              N/A             N/A       N/A       N/A       N/A       N/A       N/A
StocksPLUS Total Return Fund                 N/A             N/A       N/A       N/A       N/A       N/A       N/A
Total Return Fund                           3.80            3.55      3.33      2.57      2.56      3.48      3.12
Total Return Fund II                        3.38            3.13       N/A       N/A       N/A       N/A       N/A
Total Return Fund III                       4.31            4.08       N/A       N/A       N/A       N/A       N/A
Total Return Mortgage Fund                  2.73            2.60      2.44      1.69      1.69      2.45       N/A

     Performance information for a Fund may also be compared to various unmanaged indexes, such as the Standard & Poor's 500 Index, the Dow Jones
Industrial Average, the Lehman Brothers Aggregate Bond Index, the Lehman
Brothers Mortgage Index, the Merrill Lynch 1 to 3 Year Treasury Index, the
Lehman Brothers Intermediate Government/Corporate Bond Index, the Lehman U.S.
High Yield Index, indexes prepared by Lipper Analytical Services, Inc., the J.P.
Morgan Global Index (Unhedged), the J.P. Morgan Emerging Markets Bond Index
Global, the Salomon Brothers 3-Month Treasury Bill Index, and the J.P. Morgan
Non U.S. Index (Hedged). Unmanaged indexes (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses.
PIMCO may report to shareholders or to the public in advertisements concerning the performance of PIMCO as adviser to clients other than the Trust, or on the comparative performance or standing of PIMCO in relation to other money managers. PIMCO also may provide current or prospective private account clients, in connection with standardized performance information for the Funds, performance information for the Funds gross of fees and expenses for the purpose of assisting such clients in evaluating similar performance information provided by other investment managers or institutions. Comparative information may be compiled or provided by independent ratings services or by news organizations.
Any performance information, whether related to the Funds or to PIMCO, should be considered in light of the Funds' investment objectives and policies, characteristics and quality of the Funds, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

     Advertisements and information relating to the Global Bond Fund II may use data comparing the total returns of the top foreign bond market as compared to the total return of the U.S. bond market for a particular year. For instance, the following table sets forth the total return of the top foreign bond market compared to the total return for the U.S. bond market for the years 1987 through
2001. Performance is shown in U.S. dollar terms, hedged for currency rate changes and is no way indicative of the performance of the Global Bond Fund II.

                                       87

       Top Foreign
Year    Performer                      U.S.
----   -----------                    -----
1986         +13.1%   Japan           +15.7%
1987         +12.8    UK               +1.9
1988         +15.0    France           +7.0
1989         +10.0    Canada          +14.4
1990         +11.0    Australia        +8.6
1991         +20.0    Australia       +15.3
1992         +10.5    UK               +7.2
1993         +20.0    Italy           +11.0
1994          -0.9    Japan            -3.4
1995         +21.0    Netherlands     +18.3
1996         +18.8    Spain            +2.7
1997         +13.5    UK               +9.6
1998         +17.4    UK               +8.7
1999         +10.4    Japan            -2.4
2000         +14.0    Australia       +13.5
2001          +6.7    United States    +6.7
2002         +35.1    Switzerland     +11.6

     Source: Salomon Brothers World Government Bond Index 1986-2002.

     The Trust may use, in its advertisements and other information, data concerning the projected cost of a college education in future years based on
2001/2002 costs of college and an assumed rate of increase for such costs.
Source: College Board. For example, the table below sets forth 1/4 the projected cost - using a national average - of four years of college at an out-of-state public college and a private college assuming a steady increase in both cases of
4% per year. In presenting this information, the Trust is making no prediction regarding what will be the actual growth rate in the cost of a college education, which may be greater or less than 4% per year and may vary significantly from year to year. The Trust makes no representation that an investment in any of the Funds will grow at or above the rate of growth of the cost of a college education.

Potential College Cost Table

Start     Public      Private     Start     Public       Private
Year      College     College     Year      College      College
-----   ----------   ----------   -----   ----------   ----------
2003    $   19,586   $   28,743    2013   $   28,992   $   42,606
2004    $   20,369   $   29,934    2014   $   30,152   $   44,310
2005    $   21,184   $   31,132    2015   $   31,358   $   46,083
2006    $   22,032   $   32,377    2016   $   32,612   $   47,942
2007    $   22,913   $   33,672    2017   $   33,917   $   49,843
2008    $   23,829   $   35,019    2018   $   35,274   $   51,837
2009    $   24,783   $   36,420    2019   $   36,685   $   53,910
2010    $   25,774   $   37,877    2020   $   38,152   $   56,067
2011    $   26,805   $   39,392    2021   $   39,678   $   60,642
2012    $   27,877   $   40,967

Costs assume a steady increase in the annual cost of college of 4% per year from a 2001-02 base year amount. Actual rates of increase may be more or less than 4%
and may vary.

     In its advertisements and other materials, the Trust may compare the returns over periods of time of investments in stocks, bonds and treasury bills to each other and to the general rate of inflation. For example, the average annual return of each during the 25 years from 1977 to 2002 was:

                                       88

          *Stocks:                  14.30%
           Bonds:                    8.88%
           T-Bills:                  6.89%
           Inflation:                5.21%

     *Returns of unmanaged indexes do not reflect past or future performance of any of the Funds of PIMCO Funds: Pacific Investment Management Series. Stocks
are represented by Ibbotson's Large Company Total Return Index. Bonds are
represented by Ibbotson's Long-term Corporate Bond Index. T-bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. These are all unmanaged indices, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions. Source: Ibbotson, Roger G., and Rex A.
Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks,
Bonds, Bills and Inflation 2003 Yearbook, Ibbotson Associates, Chicago. All
rights reserved.

     The Trust may also compare the relative historic returns and range of returns for an investment in each of common stocks, bonds and treasury bills to a portfolio that blends all three investments. For example, over the 20 years from 1981-2001, the average annual return of stocks comprising the Ibbotson's
Large Company Stock Total Return Index ranged from -11.8% to 37.4% while the annual return of a hypothetical portfolio comprised 40% of such common stocks,
40% of bonds comprising the Ibbotson's Long-term Corporate bond Index and 20% of
Treasury bills comprising the Ibbotson's Treasury Bill Index (a "mixed portfolio") would have ranged from -1.0% to 28.2% over the same period. The average annual returns of each investment for each of the years from 1981 through 2002 is set forth in the following table.

                                                     Mixed
Year   Stocks     Bonds    T-Bills    Inflation    Portfolio
----   ------    ------    -------    ---------    ---------
1981    -4.91%    -1.24%     14.71%        8.94%        0.48%
1982    21.41%    42.56%     10.54%        3.87%       27.70%
1983    22.51%     6.26%      8.80%        3.80%       13.27%
1984     6.27%    16.86%      9.85%        3.95%       11.22%
1985    32.16%    30.97%      7.72%        3.77%       26.44%
1986    18.47%    19.85%      6.16%        1.13%       16.56%
1987     5.23%    -0.27%      5.47%        4.41%        3.08%
1988    16.81%    10.70%      6.35%        4.42%       12.27%
1989    31.49%    16.23%      8.37%        4.65%       20.76%
1990    -3.17%     6.78%      7.81%        6.11%        3.01%
1991    30.55%    19.89%      5.60%        3.06%       21.30%
1992     7.67%     9.39%      3.51%        2.90%        7.53%
1993     9.99%    13.19%      2.90%        2.75%        9.85%
1994     1.31%    -5.76%      3.90%        2.67%       -1.00%
1995    37.43%    27.20%      5.60%        2.54%       26.97%
1996    23.07%     1.40%      5.21%        3.32%       10.83%
1997    33.36%    12.95%      5.26%        1.70%       19.58%
1998    28.58%    10.76%      4.86%        1.61%       16.71%
1999    21.04%    -7.45%      4.68%        2.68%        6.37%
2000    -9.11%    12.87%      5.89%        3.39%        2.68%
2001   -11.88%    10.65%      3.83%        1.55%        0.27%
2002    22.10%    16.33%      1.65%        2.69%        1.98%

*Returns of unmanaged indexes do not reflect past or future performance of any of the Funds of PIMCO Funds: Pacific Investment Management Series. Stocks are
represented by Ibbotson's Large Company Stock Total Return Index. Bonds are
represented by Ibbotson's Long-term Corporate Bond Index. T-bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. These are all unmanaged indices, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions. Source: Ibbotson, Roger G., and Rex A.
Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks,
Bonds, Bills and Inflation 2003 Yearbook, Ibbotson Associates, Chicago. All
rights reserved.

     The Trust may use in its advertisement and other materials examples designed to demonstrate the effect of compounding when an investment is maintained over several or many years. For example, the following table shows the

                                       89

annual and total contributions necessary to accumulate $200,000 of savings
(assuming a fixed rate of return) over various periods of time:

Investment      Annual          Total            Total
  Period     Contribution    Contribution        Saved
----------   ------------    ------------    ------------
30 Years     $      1,979    $     59,370    $    200,000
25 Years     $      2,955    $     73,875    $    200,000
20 Years     $      4,559    $     91,180    $    200,000
15 Years     $      7,438    $    111,570    $    200,000
10 Years     $     13,529    $    135,290    $    200,000

This hypothetical example assumes a fixed 7% return compounded annually and a guaranteed return of principal. The example is intended to show the benefits of a long-term, regular investment program, and is in no way representative of any past or future performance of a PIMCO Fund. There can be no guarantee that you will be able to find an investment that would provide such a return at the times you invest and an investor in any of the PIMCO Funds should be aware that certain of the PIMCO Funds have experienced periods of negative growth in the past and may again in the future.

     The Trust may set forth in its advertisements and other materials information regarding the relative reliance in recent years on personal savings for retirement income versus reliance on Social Security benefits and company sponsored retirement plans. For example, the following table offers such information for 2001:

         % of Income for Individuals
       Aged 65 Years and Older in 2001*
       --------------------------------

              Social Security
Year         and Pension Plans      Other
----         -----------------      -----
2001                57%              43%

     * Other includes personal savings, earnings and other undisclosed sources of income. Source: Social Security Administration.

     Articles or reports which include information relating to performance, rankings and other characteristics of the Funds may appear in various national publications and services including, but not limited to: The Wall Street
Journal, Barron's, Pensions and Investments, Forbes, Smart Money, Mutual Fund
Magazine, The New York Times, Kiplinger's Personal Finance, Fortune, Money
Magazine, Morningstar's Mutual Fund Values, CDA Investment Technologies and The
Donoghue Organization. Some or all of these publications or reports may publish their own rankings or performance reviews of mutual funds, including the Funds, and may provide information relating to PIMCO, including descriptions of assets under management and client base, and opinions of the author(s) regarding the skills of personnel and employees of PIMCO who have portfolio management responsibility. From time to time, the Trust may include references to or reprints of such publications or reports in its advertisements and other information relating to the Funds.

     From time to time, the Trust may set forth in its advertisements and other materials information about the growth of a certain dollar-amount invested in one or more of the Funds over a specified period of time and may use charts and graphs to display that growth.

     From time to time, the Trust may set forth in its advertisements and other materials the names of and additional information regarding investment analysts employed by PIMCO who assist with portfolio management and research activities on behalf of the Funds.

     Ibbotson Associates ("Ibbotson") has analyzed the risk and returns of the
Funds and relevant benchmark market indexes in a variety of market conditions.
Based on its independent research and analysis, Ibbotson has developed model portfolios of the Funds and series of PIMCO Funds: Multi-Manager Series ("MMS")
which indicate how, in Ibbotson's opinion, a hypothetical investor with a 5+
year investment horizon might allocate his or her assets among the Funds and series of MMS. Ibbotson bases its model portfolios on five levels of investor risk tolerance which it developed and defines as ranging from "Very
Conservative" (low volatility; emphasis on capital preservation, with some growth potential) to "Very Aggressive" (high volatility; emphasis on long-term growth potential). However, neither Ibbotson nor the Trust offers

                                       90

Ibbotson's model portfolios as investments. Moreover, neither the Trust, PIMCO nor Ibbotson represent or guarantee that investors who allocate their assets according to Ibbotson's models will achieve their desired investment results.

Voting Rights

     Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than ten percent of the outstanding shares of the Trust. In the event that such a request was made, the
Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

     The Trust's shares do not have cumulative voting rights, so that the holder of more than 50% of the outstanding shares may elect the entire Board of
Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. To avoid potential conflicts of interest, the All Asset and
All Asset All Authority Funds will vote shares of each Underlying Fund which they own in proportion to the votes of all other shareholders in the Underlying
Fund.

                                       91

Control Persons and Principal Holders of Securities

As of January 1, 2004 the following persons owned of record or beneficially 5%
or more of the noted class of shares of the Funds:

                                                                                                       Shares            Percent
                                                                                                 Beneficially Owned      of Class
                                                                                                 ------------------     ----------
     All Asset Fund
     --------------
     Institutional Class
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
     101 Montgomery St, San Francisco CA 94104                                                     21,333,465.104       *   38.70%
     Northern Trust Custodian FBO Lifeway Christian Resources Master Retirement Fund,
     P.O. Box 92956, Chicago, IL 60675                                                              4,116,345.618            7.47%
**   NFS For Exclusive Benefit of Our Customer, 200 Liberty ST, New York 10281-1003                 2,927,491.882            5.31%

     Administrative Class
     IBT As Trustee Pension Plan for Hourly Employees of the Gallo Glass Company,
     200 Claredon ST FL 14, Boston MA 02116-5021                                                      557,830.852       *   77.22%
     IBT As TTEE of Valley Vintners Inc Wholesale Wine Division Retirement Income Plan,
     200 Claredon St FL 14, Boston MA 02116-5021                                                       47,634.539            6.59%

     Class A
**   MLPF&S For The Sole Benefit of its Customers Attn Fund Admn, 4800 Deer Lake
     Dr E FL 3, Jasonville Fl 32246-6484                                                            2,683,526.622           21.97%

     Class B
**   MLPF&S For The Sole Benefit of its Customers Attn Fund Admn, 4800 Deer Lake
     Dr E FL 3, Jasonville Fl 32246-6484                                                              290,136.195            7.99%

     Class C
**   MLPF&S For The Sole Benefit of its Customers Attn Fund Admn, 4800 Deer Lake
     Dr E FL 3, Jasonville Fl 32246-6484                                                            2,352,339.268           23.51%

     Class D
**   Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Fund,
     101 Montgomery St, San Francisco CA 94104                                                        507,192.649           20.39%

     All Asset All Authority Fund
     ----------------------------
     Institutional Class
     The Brent R. Harris and Elizabeth E. Harris as Co-Trustees of the Harris Family
     Trust of 1997, 3410 Hermosa Ave, Hermosa Beach CA 90254-2028                                     256,062.377       *   32.62%
     James F Muzzy & Pamela B Muzzy, Muzzy Family Trust, 2546 Rivera Drive
     Laguna Beach CA 92651-1029                                                                       195,694.716           24.93%
     Truax Harris Energy LLC Larry Petrjanos, PO Box 607, Wilsonville OR 97070-0607                    73,473.285            9.36%
     David L Harris Susan J Harris, 9720 SW 18th PL, Portland OR 97219-6463                            49,196.237            6.27%
     John A Foster 260 Prior LN Atherton CA 94027-3015                                                 49,054.095            6.25%

     California Intermediate Municipal Bond Fund
     -------------------------------------------
     Institutional Class
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
     101 Montgomery St, San Francisco CA 94104                                                      2,389,850.817       *   32.70%
     James F Muzzy & Pamela B Muzzy TTEE Muzzy Family Trust, 2546
     Riviera Drive, Laguna Beach CA 92651                                                             676,742.602            9.26%
**   Bear Stearns Securities Corp, 1 Metrotech Ctr N, Brooklyn NY 11201                               470,019.405            6.43%
     First Ship Holdings B LLC, Attn: Constance M Goodyear, 940
     Green St, San Francisco, CA 94133                                                                409,018.762            5.60%
     National Investor Services FBO, 55 Water ST, 32nd FL, New York NY 10041-0028                     398,342.907            5.45%
     William C Powers, 2012 The Strand Manhattan Beach CA 90266-4559                                  392,298.478            5.37%
     Leo B and Florence Helzel Living Trust, 5550 Redwood Rd, Oakland CA 94619                        377,964.705            5.17%
     John S L Loftus And Loreen Loftus, CO-TTEES of the John S Loftus & Loreen C Loftus FAM TR,
     1356 Galaxy Dr, Newport Beach CA 92660-4919                                                      370,378.284            5.07%

     Administrative Class
**   Bear Stearns Securities Corp, 1 Metrotech Ctr N, Brooklyn NY 11201                               122,559.476       *   58.00%
     Daniel L Dworsky & Assoc Inc., Pledge Collateral A/C FBO
     Wells Fargo, 1901 Avenue of the Stars STE 175, Los Angeles CA 90067-6000                          30,626.723           14.49%
     Bear Stearns Securities Corp, 1 Metrotech Ctr N, Brooklyn NY 11201                                12,256.558            5.80%
     Bear Stearns Securities Corp, 1 Metrotech Ctr N, Brooklyn NY 11201                                12,226.420            5.79%
     Bear Stearns Securities Corp, 1 Metrotech Ctr N, Brooklyn NY 11201                                11,193.957            5.30%

     Class A
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                                            571,222.385           12.47%
**   Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor,
     333 West 34th St, New York, NY 10001                                                             479,826.287           10.48%
**   Wells Fargo Investment LLC, 608 Second Avenue South 8th FL, Minneapolis, MN 55402                229,397.339            5.01%

                                       92

                                                                                                       Shares            Percent
                                                                                                 Beneficially Owned      of Class
                                                                                                 ------------------     ----------
     Class D
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
     101 Montgomery St, San Francisco CA 94104                                                        222,568.791       *   58.51%
**   Wells Fargo Bank MN NA FBO Sharpsteen, Patricia S., PO Box 1533, Minneapolis MN 55480            150,000.000       *   39.43%

     California Municipal Bond Fund
     ------------------------------
     Institutional Class
     James F Muzzy & Pamela B Muzzy TTEE Muzzy Family Trust, 2546 Riviera Drive,
     Laguna Beach CA 92651                                                                            566,586.045       *   55.86%
     Chris and Sheri Dialynas Family Living Trust, 15 Pelican Hill
     Circle, Newport Coast CA 92657                                                                   155,976.438           15.38%
     Ian & Helen Smith Revocable Trust, 840 Newport Center Dr Ste 300,Newport Beach CA 92660-6322     129,591.682           12.78%
     Brian Stern/Debbi Stern JT Wros, 840 Newport Center Dr Ste 300, Newport Beach CA 92660-6322       69,453.799            6.85%
     Jason Solomon Stern Revocable TR, Attn Jason Stern, 2241 Liane Ln, Santa Ana CA 92705-3394        60,468.771            5.96%

     Administrative Class
     Allianz Dresdner Asset Management of America LP, 888 San Clemente                                  1,026.976       *  100.00%

     Class A
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E
     Fl 3, Jacksonville FL 32246                                                                       60,873.965           10.92%
     Dain Rauscher Inc FBO Leroy H. Huemoeller & Lois I Huemoeller
     Co-TTEEs Leroy & Lois Huemoeller Lvg Trust,                                                       51,163.624            9.18%
**   Pershing LLC, PO Box 2052, Jersey City, NJ 07303-9998                                             39,026.567            7.00%

     Class D
**   National Investor Services FBO it's Customers, 55 Water Street, 32nd Floor, New York, NY 10041       977.458       *  100.00%

     CommodityRealReturn Strategy Fund
     ---------------------------------
     Institutional Class
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
     101 Montgomery St, San Francisco CA 94104                                                     26,664,078.687       *   54.24%
     Wake Forest University Attn: Louis Morrell PO Box 7354 Winston Salem NC 27109-7354             2,976,560.915            6.06%
**   All Asset Portfolio Attn Shareholder Services, 840 Newport Center Dr STE 300,
     Newport Beach CA 92660-6322                                                                    2,636,672.846            5.36%

     Class A
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                                          2,783,717.333           13.52%
**   Citigroup Global Markets, Inc. Attn Cindy Tempesta 7th FL, 333 West 34th St,
     New York NY 0001-2483                                                                          1,823,183.944            8.86%

     Class B
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                                            635,168.723           16.72%
**   Citigroup Global Markets, Inc. Attn Cindy Tempesta 7th FL, 333 West 34th St,
     New York NY 0001-2483                                                                            446,946.384           11.77%
**   Morgan Stanley, Attn: Mutual Fund Operations, 3 Harborside Plaza,
     6th Floor, Jersey City, NJ 07311                                                                 433,733.546           11.42%

     Class C
**   Citigroup Global Markets, Inc. Attn Cindy Tempesta 7th FL, 333
     West 34th St, New York NY 0001-2483                                                            2,872,148.063           17.38%
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E
     Fl 3, Jacksonville FL 32246                                                                    2,567,320.710           15.53%

     Class D
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive
     Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104                                 6,350,158.911       *   44.62%
**   National Investor Services, 55 Water Street, 32nd Floor, New York NY 10041-3299                  817,251.943            5.74%

                                       93

                                                                                                       Shares            Percent
                                                                                                 Beneficially Owned      of Class
                                                                                                 ------------------     ----------
     Convertible Fund
     ----------------
     Institutional Class
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
     101 Montgomery St, San Francisco CA 94104                                                        257,910.280           16.51%
     Northern Trust Co FBO Lockheed Martin Master Ret Trust, P.O. Box 92923, Chicago, IL 60675        153,335.865            9.82%
     Kamehameha Schools C/O Bank of New York, 1 Wall St #25, new York NY 10286                        128,429.813            8.22%
     Bank of New York For Shell Point Village, Attn Randy Deen, 10161
     Centurion Pkwy, Jacksonville FL 32256-0530                                                       125,779.690            8.05%
     Northern Trust Custodian Lifeway Christian Resources Master
     Retirement Fund PO Box 92956 Chicago IL 60675                                                     87,817.017            5.62%

     Administrative Class
     Allianz Dresdner Asset Management of America LP, 888 San Clemente
     Drive Suite 100, Newport Beach CA 92660                                                              830.991       *  100.00%

     Diversified Income Class
     ------------------------
     Institutional Class
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive
     Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104                                14,768,788.428       *   49.10%
     The Nature ConservancyAttn Director of Investments 4245 Fairfax Dr,
     Arlington VA 22203-1637                                                                        4,765,455.732           15.84%
**   Trust Company of Illinois Attn Doug G Eyles 45 S Park Blvd, glen Ellyn IL 60137-6280           3,359,300.830           11.17%

     Class A
     Raymond James & Assoc Inc FBO Calligan, 880 Carillon Pkwy, ST Petersburg FL 33716                 75,840.383            7.61%
     Raymond James & Assoc Inc FBO Calligan, 880 Carillon Pkwy, ST Petersburg FL 33716                 75,840.383            7.61%

     Class B
**   Pershing LLC, P.O. Box 2052, Jersey City, NJ 07030-9998                                           19,187.149            9.54%
     Morgan Stanley, 3 Harborside Plaza 6th Fl, Jersey City NJ 07311                                   12,016.445            5.97%
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E                                 10,221.190            5.08%
     Fl 3, Jacksonville FL 32246

     Class C
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246     96,211.445           11.12%

     Class D
**   Pershing LLC, PO Box 2052, Jersey City, NJ 07303-9998                                             53,888.789           19.93%
     NFSC FEBO Leslie Carol Meehan TTEE, 15147 Old Ranch Rd, Los Gatos CA 95033-8506                   47,846.890           17.69%
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive
     Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104                                    45,504.847           16.83%
     NFSC FEBO Rod Sekimoto TTEE, 1120 S Bascom Ave, San Jose CA 95128                                 24,160.436            8.93%

     Emerging Markets Bond Fund
     --------------------------
     Institutional Class
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
     101 Montgomery St, San Francisco CA 94104                                                     10,411,948.598           16.80%
**   All Asset Portfolio, Attn: Shareholder Services, 840 Newport
     Center Drive, Newport Beach, CA 92660                                                          7,147,715.107           11.54%
**   Bost & Co., Attn: Mutual Fund OPS-TC, P.O. Box 3198, Pittsburgh, PA 15230                      4,847,028.624            7.82%
**   NFS For Exclusive Benefit of Our Customer, 200 Liberty St, New York NY 10281-1003              4,485,820.055            7.24%
**   FTC & Co Attn Datalynx House Account, PO Box 173736, Denver Co 80217-3736                      3,561,989.497            5.75%
     Keybank NA TTEE FBO Parker PIMCO Emerging, P.O. Box 94871, Cleveland OH 44101-4871             3,219,350.707            5.20%

                                       94

                                                                                                       Shares            Percent
                                                                                                 Beneficially Owned      of Class
                                                                                                 ------------------     ----------
     Administrative Class
**   FTC & Co Attn Datalynx House Account, PO Box 173736, Denver Co 80217-3736                        947,108.797       *   46.34%
**   Trust Company of America for the benefit of our customers, Attn:
     Institutional Trading, P.O. Box 6503, Englewood, CO 80155                                        319,056.348           15.61%
**   National Investors Services FBO 55 Water Street, 32nd floor, New York NY 10041-0028              266,000.649           13.02%
**   NFS For Exclusive Benefit of Our Customer, 200 Liberty St., New York NY 10281-1003               115,996.475            5.68%

     Class A
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                                          2,359,814.082           11.52%
**   Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor,
     333 West 34th Street, New York, NY 10001                                                       1,103,543.992            5.39%

     Class B
**   Morgan Stanley, Attn: Mutual Fund Operations, 3 Harborside Plaza,
     6th Floor, Jersey City, NJ 07311                                                                 755,855.422           12.12%
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                                            497,306.942            7.98%
**   Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor,
     333 West 34th Street, New York, NY 10001                                                         376,706.766            6.04%

     Class C
**   Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor,
     333 West 34th Street, New York, NY 10001                                                       1,731,435.164           14.90%
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E
     Fl 3, Jacksonville FL 32246                                                                    1,650,701.710           14.21%

     Class D
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
     101 Montgomery St, San Francisco CA 94104                                                      8,156,134.006       *   53.01%

     European Convertible Fund
     -------------------------
     Institutional Class
**   All Asset Portfolio, Attn: Shareholder Services, 840 Newport Center
     Drive, Newport Beach, CA 92660                                                                 5,701,329.780       *   98.24%

     European StocksPLUS TR Strategy
     -------------------------------
     Institutional Class
     Allianz Dresdner Asset Management of America L.P. Attn: Donna
     Franklin, 888 San Clemente Dr STE 100, Newport Beach CA 92660-6367                               319,021.315       *   86.58%
**   All Asset All Authority Fund Portfolio Attn Shareholder Services,
     840 Newport Center Drive STE 300, Newport Beach CA 92660-6322                                     49,445.047           13.42%

     Far East StocksPLUS TR Strategy
     -------------------------------
     Institutional Class
     Allianz Dresdner Asset Management of America L.P. Attn: Donna
     Franklin, 888 San Clemente Dr STE 100, Newport Beach CA 92660-6367                               300,138.229       *   95.75%

     Foreign Bond Fund
     -----------------
     Institutional Class
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive
     Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104                                31,476,454.585       *   36.12%
     State Street Bank & Trust Cust FBO Northrop Grumman Pension Master
     Trust, 1 Enterprise Dr. #SWB6C, North Quincy MA 02171-2126                                     9,832,904.144           11.28%
**   LPL FBO LPL Customers Attn Mutual Fund Operations PO Box 509046, San Diego CA 92150-9046       8,305,084.947            9.53%
**   NFS for Exclusive Benefit  of Our Customer, 200 Liberty St, New York NY 10281-1003             7,892,876.270            9.06%
     Lumina Foundation For Education Inc., Attn Nathan Fischer PO Box 1806,
     Indianapolis IN 46206-1806                                                                     4,376,833.411            5.02%

     Administrative Class
**   NFS for Exclusive Benefit  of Our Customer, 200 Liberty St, New York NY 10281-1003             1,702,686.907       *   37.98%
**   Manufacturers Life Ins Co (USA), Attn: Laura Ross Seg Funds/Acct,
     US Srs Seg Funds/Accounting, 200 Bloor Street East, Toronto, ON Canada M4W 1E5                   873,810.543           19.49%
**   Hubco, Regions Financial Corp, Attn: Trust Ops, 14th Floor, P.O.
     Box 830688, Birmingham, AL 35283                                                                 806,667.166           18.00%
**   Trust Company of America Attn Institutional Trading, PO Box 6503, Englewood CO 80155-6503        244,432.706            5.45%

                                       95

                                                                                                       Shares            Percent
                                                                                                 Beneficially Owned      of Class
                                                                                                 ------------------     ----------
     Class A
**   Prudential Securities Inc., Special custody Account FBO Plan
     Participants, 1 New York Plaza 8th Floor, New York NY 10292-2008                               1,189,248.939            5.11%

     Class B
**   Morgan Stanley, Attn: Mutual Fund Operations, 3 Harborside Plaza,
     6th Floor, Jersey City, NJ 07311                                                                 548,789.856            9.94%
**   Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor,
     333 West 34th Street, New York, NY 10001                                                         333,679.412            6.05%
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E
     Fl 3, Jacksonville FL 32246                                                                      297,873.859            5.40%

     Class C
**   Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor,
     333 West 34th Street, New York, NY 10001                                                         953,845.483            8.80%
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E
     Fl 3, Jacksonville FL 32246                                                                      674,401.433            6.22%
**   Morgan Stanley, Attn: Mutual Fund Operations, 3 Harborside Plaza,
     6th Floor, Jersey City, NJ 07311                                                                 580,728.125            5.36%

     Class D
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive
     Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104                                 9,014,024.834       *   59.45%

     Class R
**   UMBSC&CO FBO Sonberk P/S - S. Frankel, P.O. Box 419260, Kansas City, MO 641416260                  3,891.504       *   39.90%
**   NFSC Wireless Retail Exec Opt Plan National Trust Management
     Services TTEE, 19 Culper St Warrenton VA 20186                                                     2,891.384       *   29.65%
     NFSC FBO Thomas C Cassilly, 5158 Remington Drive Brentwood TN 37027                                2,789.006       *   28.60%

     Global Bond Fund
     ----------------
     Institutional Class
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive
     Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104                                14,306,982.202           22.81%
     Blue Cross Blue Shield of Mass - Managed Care Landmark Center
     Treasury, 401 Park Dr, Boston MA 02215                                                        10,713,681.749           17.08%
     Blue Cross Blue Shield of Mass Inc Indemnity Landmark Center
     Treasury, 401 Park Dr, Boston MA 02215                                                         7,774,904.926           12.40%
     Regents of the University of Minnesota, 1300 S 2nd St Rm 205D,Minneapolis MN 55454             4,786,436.274            7.63%
     Tufts Associated Health Maintenance Organization Inc, 333 Wyman Street,
     Waltham, MA 02451                                                                              4,598,583.235            7.33%

     Administrative Class
**   NFS For Exclusive Benefit of Our Customer, 200 Liberty St., New York NY 10284-1003             3,534,326.009       *   82.88%
**   Fidelity Management Trust Co as Trustee for Stevedoring Services of
     America, 82 Devonshire St. #Z1M, Boston MA 02109-3605                                            690,025.447           16.18%

     Global Bond Fund II
     -------------------
     Institutional Class
     State Street Bank & Trust as TTEE for Goldman Sachs 401k Plan, 105
     Rosemont Rd, Westwood, MA 02090                                                                4,853,744.537       *   51.62%
**   Mac & Co, Mutual Fund Operations, PO Box 3198, Pittsburgh PA 15230                             1,287,504.298           13.69%
     Citigroup Private Bank FBO Weil Gotshal & Mangespartners Pension,
     120 Broadway 2nd Fl/Zone 2, New York NY 10271-002                                                970,538.776           10.32%
     Mac & Co, (GMP Employers Retiree Trust) Mutual Fund Operations, PO
     Box 3198, Pittsburgh PA 15230                                                                    890,881.410            9.47%
     Citigroup Private Bank FBO WGM Employees Pension Plan, 120 Broadway
     2nd Fl/Zone 2, New York NY 10271-002                                                             507,041.155            5.39%

     Class A
     Memphis Light, Gas & Water Division Post Retirement Benefits Trust
     Fund, 220 South Main Street, Memphis, TN 38103                                                   353,051.034           12.06%
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E
     Fl 3, Jacksonville FL 32246                                                                      243,274.216            8.31%
     Charles Lee TTEE, Herbert Trust FBO University of Memphis, 367
     Administration Bldg, The University of Memphis, Memphis TN 38152-3370                            225,920.702            7.72%

                                       96

                                                                                                       Shares            Percent
                                                                                                 Beneficially Owned      of Class
                                                                                                 ------------------     ----------
     Class B
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E
     Fl 3, Jacksonville FL 32246                                                                      232,791.218           17.27%
**   Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor,
     333 West 34th Street, New York, NY 10001                                                         108,877.747            8.08%

     Class C
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E
     Fl 3, Jacksonville FL 32246                                                                      257,918.623           12.76%
**   Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor,
     333 West 34th Street, New York, NY 10001                                                         156,931.131            7.77%

     GNMA Fund
     ---------
     Institutional Class
**   All Asset Portfolio, Attn: Shareholder Services, 840 Newport Center
     Drive, Newport Beach, CA 92660                                                                 3,343,486.249       *   33.85%
     Bank of Namibia, Attn: Mr. Festus Hangula, P.O. Box 2882 Windhoek,
     71 R Mugabe Ave, Windhoek Namibia 9000                                                         3,267,737.179       *   33.08%
**   NFS for Exclusive Benefit of Our Customer, 200 Liberty St., New York NY 10281-1003               879,105.242            8.90%
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive
     Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104                                   857,303.246            8.68%

     Class A
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E
     Fl 3, Jacksonville FL 32246                                                                      396,227.948            6.86%
**   Morgan Stanley, Attn: Mutual Fund Operations, 3 Harborside Plaza,  6th Floor,
     Jersey City, NJ 07311                                                                            321,411.592            5.56%

     Class B
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E
     Fl 3, Jacksonville FL 32246                                                                      467,400.740            8.87%

     Class C
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E
     Fl 3, Jacksonville FL 32246                                                                      585,750.902            9.43%
**   Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor,
     333 West 34th Street, New York, NY 10001                                                         460,387.783            7.41%

     Class D
**   Wells Fargo Bank MN, NA FBO Wallace, PO Box 1533 Minneapolis MN 55480                             97,246.140           14.32%
**   Pershing LLC, PO Box 2052, Jersey City, NJ 07303-9998                                             73,394.495           10.81%
**   National Investor Services FBO, 55 Water Street, 32nd Floor, New York NY 10041-3299               56,797.847            8.36%

     High Yield Fund
     ---------------
     Institutional Class
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive                                86,488,222.209           24.12%
     Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104
**   NFS for Exclusive Benefit of Our Customer, 200 Liberty St., New York NY 10281-1003            24,697,581.539            6.89%
**   Mac & Co, Mutual Fund Operations, PO Box 3198, Pittsburgh PA 15230                            20,488,611.017            5.71%

     Administrative Class
**   NFS for Exclusive Benefit of Our Customer, 200 Liberty St., New  York NY 10281-1003           62,775,839.403       *   78.48%

     Class A
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E
     Fl 3, Jacksonville FL 32246                                                                   19,189,442.896           13.57%

                                       97

                                                                                                       Shares            Percent
                                                                                                 Beneficially Owned      of Class
                                                                                                 ------------------     ----------
     Class B
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E
     Fl 3, Jacksonville FL 32246                                                                   14,330,736.960           17.47%
**   Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor,
     333 West 34th Street, New York, NY 10001                                                       7,004,569.460            8.54%
**   Morgan Stanley, Attn: Mutual Fund Operations, 3 Harborside Plaza,
     6th Floor, Jersey City, NJ 07311                                                               6,813,478.569            8.30%

     Class C
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E
     Fl 3, Jacksonville FL 32246                                                                   20,999,840.900           16.47%

**   Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor,
     333 West 34th Street, New York, NY 10001                                                      12,949,195.581           10.16%

     Class D
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive
     Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104                                34,273,668.771       *   68.55%
**   Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor,
     333 West 34th Street, New York, NY 10001                                                       3,597,780.617            7.20%

     Class R
     Circle Trust Co Cust for Gold Banc Corp Inc Employees 401K Plan,
     Metro Center, One Station Place, Stamford CT 06902                                                62,402.943       *   84.70%
     MCB Trust Services Cust. FBO Yoder Oil Company, Inc., 700 17th
     Street, Suite 300, Denver, CO 80202                                                                9,870.546           13.40%

     International StocksPLUS TR Strategy Fund
     -----------------------------------------
     Institutional Class
**   All Asset Portfolio, Attn: Shareholder Services, 840 Newport
     Center Drive, Newport Beach, CA 92660                                                          1,577,040.922       *   83.71%
     Allianz Dresdner Asset Management of America L.P. Attn: Donna
     Franklin, 888 San Clemente Dr STE 100, Newport Beach CA 92660-6367                               306,813.009           16.29%

     Class A
     PIMCO Advisors LP, Attn Vinh Nguyen, 888 San Clemente Dr STE 100, Newport Beach CA 92660           1,021.709       *  100.00%

     Class B
     PIMCO Advisors LP, Attn Vinh Nguyen, 888 San Clemente Dr STE 100, Newport Beach CA 92660           1,020.479       *  100.00%

     Class C
     Marlene E Granger, 14830 Flay Ave N, Hugo MN 55038-9303                                            1,151.563           21.98%
     PIMCO Advisors LP, Attn Vinh Nguyen, 888 San Clemente Dr STE 100, Newport Beach CA 92660           1,021.387           19.49%
     BSDT Cust Roller IRA FBO Andrew M Doroschak, 4490 Eastwood Drive, Minnetonka MN 55345              1,004.188           19.17%
     BSDT Cust IRA FBO Charlene M Strand, 8910 60 1/2 Ave, Minneapolis MN 55428-3065                      575.281           10.98%
     Anne Jill Nelson-Debord, 2630 Se Main ST, Portland OR 97214-2950                                     495.819            9.46%
     BSDT Cust Rollover IRA FBO Michael G Quick, 24 Queen Ave S., Minneapolis MN 55405 MN 55405           330.300            6.30%
     Robert T Karas, 1121 Bliss Lane Cir, Bloomington MN 55431-4203                                       297.492            5.68%

     Class D
     PIMCO Advisors LP, Attn Vinh Nguyen, 888 San Clemente Dr STE 100, Newport Beach CA 92660           1,021.974       *   77.07%
**   Charles Schwab & Co Inc, Special Custody Accounts FBO Customers
     Attn Mutual Funds, 101 Montgomery St, San Francisco CA 94104-4122                                    304.018           22.93%

     Investment Grade Corporate Bond Fund
     ------------------------------------
     Institutional Class
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive
     Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104                                 2,186,289.923       *   73.11%
     Segel Partnership II LP, 1038 Raffles Lane, Bryn Mawr, PA 19010                                  234,822.331            7.85%
     Maril & Co c/o Marshall & Ilsley Trust Co, 1000 N Water St, Milwaukee, WI 53202                  182,146.719            6.09%

     Long-Term US Government Fund
     ----------------------------
     Institutional Class
**   NFS for Exclusive Benefit of Our Customer, 200 Liberty St., New York NY 10281-1003             7,643,154.373       *   28.78%
**   Wendel & Co C/O The Bank of New York Attn: Mutual Funds/Reorg Dept
     Wall Street STA, New York NY 10286-001                                                         3,806,064.810           14.33%
     Mea-Messa-Mea Financial Services Staff Ret Plan & Trust, 1216
     Kendale Blvd, East Lansing MI 48823                                                            3,773,397.436           14.21%
     Northern Trust Company FBO Allianz DC Plan - Master Trust, PO Box 92956, Chicago IL 60675      3,396,549.155           12.79%
     Svg Program for EE of Certain EMPLRAT US Dept of Energy
     Fac-Oakridge Tn, 104 Union Valley Road MS 8267, Oakridge TN 37830-8044                         1,764,805.969            6.65%
     Mac & Co., Mutual Fund Operations, P.O. Box 3198, Pittsburgh PA 15230-3198                     1,463,912.772            5.51%

     Administrative Class
     NFS for Exclusive Benefit of Our Customer, 200 Liberty St., New York NY 10281-1003            10,793,489.498       *   77.22%
     WTC TTEE FBO Key Corp 401k Savings Plan c/o Mutual Funds, P.O. Box 8880,
     Wilmington, DE 19899                                                                           1,813,827.743           12.98%
     State Street Bank & Trust Co TTEE FBO Southern California Edison
     Stock Savings Plus Plan, PO Box 351, Boston MA 02101                                             816,998.141            5.84%

     Class A
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E
     Fl 3, Jacksonville FL 32246                                                                      832,116.876            6.52%

     Class B
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E
     Fl 3, Jacksonville FL 32246                                                                    1,217,834.399           15.09%
**   Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor,
     333 West 34th Street, New York, NY 10001                                                         869,794.559           10.78%
**   Morgan Stanley, Attn: Mutual Fund Operations, 3 Harborside Plaza,
     6th Floor, Jersey City, NJ 07311                                                                 655,486.280            8.12%

                                       98

                                                                                                       Shares            Percent
                                                                                                 Beneficially Owned      of Class
                                                                                                 ------------------     ----------
     Class C
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                                          1,084,379.910           23.87%
**   Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor,
     333 West 34th Street, New York, NY 10001                                                         340,188.954            7.49%

     Low Duration Fund
     -----------------
     Institutional Class
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
     101 Montgomery St, San Francisco CA 94104                                                    130,655,153.256           14.51%
**   MLTC of America FBO Dupont Savings & Investment Plan, 300 Davidson Ave, Somerset NJ 08873     62,183,552.886            6.91%

     Administrative Class
**   NFS for Exclusive Benefit of Our Customer, 200 Liberty St., New York NY 10281-1003            16,807,733.614       *   39.15%
**   Pershing LLC, Attn: Mutual Funds, P.O. Box 2052, Jersey City, NJ  07303                        9,355,564.728           21.79%
     BNY Western Trust Co TTEE FBO McClatchy Newspapers Restated Def Comp & Inv Plan,
     550 Kearny St #600, San Francisco CA 94108                                                     2,971,834.152            6.92%

     Class A
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                                         29,851,457.977           14.11%
**   Morgan Stanley, Attn: Mutual Fund Operations, 3 Harborside Plaza, 6th Floor,
     Jersey City, NJ 07311                                                                         29,662,180.648           14.02%

     Class B
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                                         11,244,260.882           19.44%
**   Morgan Stanley, Attn: Mutual Fund Operations, 3 Harborside Plaza, 6th Floor,
     Jersey City, NJ 07311                                                                          4,936,613.995            8.54%
**   Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor,
     333 West 34th Street, New York, NY 10001                                                       3,792,610.403            6.56%

     Class C
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                                         33,019,917.319       *   25.40%
**   Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor,
     333 West 34th Street, New York, NY 10001                                                       9,011,016.207            6.93%

     Class D
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
     101 Montgomery St, San Francisco CA 94104                                                     35,905,200.534       *   60.16%

     Class R
     Security Trust NA TTEE FBO Carollo Engineers PC 401K PSP, 2390 East
     Camelback RD STE 240, Phoenix AZ 85016-3474                                                      518,916.704       *   82.77%
     Security Trust Company Cust FBO Goods Store Inc PSP Plan, 2390 East
     Camelback Rd STE 24, Phoenix AZ 85016-3474                                                        81,235.964           12.96%

     Low Duration Fund II
     --------------------
     Institutional Class
**   Mac & Co., Mutual Fund OPS-TC, P.O. Box 3198, Pittsburgh PA 15230-3198                         7,571,637.752           10.39%
     Winchester Medical Center (Operating Account), PO Boc 1334, 1840
     Amherst St, Winchester VA 22601-2808                                                           5,982,278.012            8.21%
     Marshall & Ilsley Trust Co FBO SRP Nuc Decomm TR C/O Marshall &
     Ilsley Trust Co, 1000 N Water St, Milwaukee WI 53202                                           5,391,567.259            7.40%
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive
     Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104                                 5,199,632.252            7.14%
     Montefiore Medical Center, 111 E210th St, Brox NY 10467-2490                                   4,813,935.158            6.61%
     Trulin and Co. c/o JPMorgan Chase Bank, P.O. Box 31412, Rochester NY 14603-1412                4,692,179.193            6.44%

                                       99

                                                                                                       Shares            Percent
                                                                                                 Beneficially Owned      of Class
                                                                                                 ------------------     ----------
     Administrative Class
**   NFS for Exclusive Benefit of Our Customer, 200 Liberty St., New York NY 10281-1003               125,181.491       *   80.95%
**   Pershing LLC, Attn: Mutual Funds, P.O. Box 2052, Jersey City, NJ 10281                            27,794.002           17.97%

     Low Duration Fund III
     ---------------------
     Institutional Class
     Northern TR Co Cust FBO St Mary's, PO Box 92956, Chicago IL 60675                              2,826,117.628           28.37%
     Sisters of St Joseph, 3427 Gull Rd, PO Box 13, Nazareth MI 49074                               2,690,474.235           27.01%
**   Post & Co C/O The Bank of New York, One Wall Street 6th Floor, New York NY 1005-2500             989,316.796            9.93%

     Administrative Class
     Pacific Investment Management Company, 888 San Clement Dr, Suite 100, Newport Beach, CA 92660      1,276.860           90.24%
**   National Investors Services Corp for Exclusive Benefit of our Customers, 55 Water St 32nd Fl
     New York NY 10041                                                                                    138.061            9.76%

     Moderate Duration Fund
     ----------------------
     Institutional Class
     The Northern Trust Co as TTEE FBO Accenture PS and 401K Trust Plan - DV,
     PO Box 92977, Chicago IL 60675                                                                 9,356,793.004            6.48%
**   Mac & Co, Mutual Fund Operations, PO Box 3198, Pittsburgh PA 15230                             8,870,591.759            6.14%
     Comerica Bank FBO Pipefitters, 597 Pension, P.O. Box 75000, Detroit, MI 48275                  7,442,131.800            5.15%
**   Wendel & Co C/O The Bank of New York, PO Box 1066 Wall St Station, New York NY 10268-1066      7,346,805.281            5.09%

     Money Market
     ------------
     Institutional Class
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
     101 Montgomery St, San Francisco CA 94104                                                     58,236,032.850       *   32.37%
     Northern Trust Custodian FBO Saint John's Hospital and Health Center Foundation acct,
     PO Box 92956, Chicago IL 60675                                                                22,504,839.280           12.51%
     Wells Fargo Bank MN FBO Marin Community Fdn, PO Box 1533, Minneapolis MN 55480                18,407,560.790           10.23%
     The Glenstone Foundation, 8404 Parham Ct., McLean VA 22102-1533                               10,694,652.520            5.95%
     Digital Domain Inc Attn: Yvette Macaluso, 300 Rose Ave., Venice CA  90291-2628                10,557,172.720            5.87%

     Administrative Class
     Security Trust FBO Cooperative of Puget Sound 403B Group Custodian Account,
     2390 E Camelback Rd Suite 240, Phoenix AZ 85016                                                2,266,920.100       *   80.80%
     Lorraine E Long Living Trust/Lorraine E Long & CJ Voigt & Nancy O'Malley TTEEs,
     24729 Meadow Ln, Harrison TWP, MI 48045                                                          279,037.230            9.95%
     Security Trust Company NA as TTEE FBO Rieter Automotive North
     America Inc Employee Retirement Pl, 2390 E Camelback Rd Suite 240, Phoenix AZ 85016              225,619.220            8.04%

                                       100

                                                                                                       Shares            Percent
                                                                                                 Beneficially Owned      of Class
                                                                                                 ------------------     ----------
     Class A
**   Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor,
     333 West 34th Street, New York, NY 10001                                                       5,656,682.910            7.48%
     Urbach Kahn & Werlin Advisors Inc Admin FBO First Union Litigation Escrow Fund,
     Attn Tony Fazzone, 66 State St, Albany NY 12207-2595                                           4,811,670.080        6.36%

     Class B
**   Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor,
     333 West 34th Street, New York, NY 10001                                                       5,627,660.800        9.30%
**   Morgan Stanley, Attn: Mutual Fund Operations, 3 Harborside Plaza,
     6th Floor, Jersey City, NJ 07311                                                               5,310,442.720        8.78%

     Class C
**   Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor,
     333 West 34th Street, New York, NY 10001                                                       9,363,434.880        11.09%

     Municipal Bond Fund
     -------------------
     Institutional Class
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
     101 Montgomery St, San Francisco CA 94104                                                      4,827,219.627    *   35.69%
     BYRA & Co c/o Wachovia Bank Attn Wachovi Bank, 123 S Broad St # 4903,
     Philadelphia PA 19109-1029                                                                     2,136,862.179        15.80%
     Northern Trust Co as Trustee FBO Alsam Trust - LS Skaggs, P.O. Box 92956,
     Chicago, IL 60675                                                                              1,129,975.237        8.35%
     Frederick Henry Prince 1932 Trust, 10 S Wacher Dr St 2575, Chicago IL 60606                      964,705.130          7.13%

     Administrative Class
**   NFS for Exclusive Benefit of Our Customer, 200 Liberty St., New York NY 10281-1003             1,937,856.481    *   98.40%

     Class A
**   Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor, 333 West 34th Street,
     New York, NY 10001                                                                               553,243.196          9.28%
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                                            386,176.919          6.48%

     Class B
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                                            896,422.734          19.77%
**   Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor, 333 West 34th Street,
     New York, NY 10001                                                                               334,761.824          7.38%

     Class C
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                                          1,349,175.351        17.13%
**   Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor, 333 West 34th Street,
     New York, NY 10001                                                                               601,912.425          7.64%

     Class D
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
     101 Montgomery St, San Francisco CA 94104                                                      1,039,473.732    *   61.95%

     New York Municipal Bond Fund
     ----------------------------
     Institutional Class
**   Holdon C/O Sky Trust, PO Box 419, Findlay OH 45839-0419                                           60,669.492       *   31.14%
     Lazard Freres and Co LLC, 30 Rockefeller Plz Fl 60, New York NY 10112                             33,882.436           17.39%
**   BALSA & Co C/O Chase Manhattan Bank, 16 HCB 040, PO Box 2558, Houston TX 77252                    32,527.881           16.70%
     LPL FBO LPL Customers Attn Mutual Fund Operations, PO Box 509046, San Diego CA 92150-9046         29,920.750           15.36%
     LPL FBO LPL Customers Attn Mutual Fund Operations, PO Box 509046, San Diego CA 92150-9046         29,920.750           15.36%
**   National Investor Services, 55 Water Street, 32nd FL, New York NY  10041-0028                     18,337.729           9.41%
     Ursula T Frisch 2000 Trust, 200 Central Park S Apt 8N, New York NY 10019                          18,072.546           9.28%

                                       101

                                                                                                       Shares            Percent
                                                                                                 Beneficially Owned      of Class
                                                                                                 ------------------     ----------

     Class A
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                                             80,380.092            5.72%

     Class D
**   National Investors Services Corp for Benefit of our Customers, 55 Water St 32nd Fl,
     New York NY 10041                                                                                 71,070.755       *   33.13%
**   NFSC for Exclusive Benefit of Peter A. Bakst/Anna J. Bakst, 158
     Mercer St. # 10M, New York NY 10012                                                               48,647.625           22.67%

     Real Estate Real Return Strategy Fund
     -------------------------------------
     Class A
     First Clearing, LLC William Ord, 1528 Wethersfiled Dr, Allentown PA 18104-1946                     9,842.180           16.28%
     First Clearing, LLC Mary Beth TAUS, 3226 S 4th St., Whitehall PA 18052                             8,857.353           14.65%
     A G Edwards & Sons Inc FBO Stephen Bjorklund, One North Jefferson, St Louis MO 63103-2287          5,334.767            8.83%
     First Clearing , LLC John D Macdonald and Kathleen K Macdonald, 553 Kevin Dr.,
     Bethlehem PA 18017-2449                                                                            5,003.643            8.28%

     Class B
     First Clearing, LLC Linda F Mackavage Trust, 46 E Muirfield Drive Apt # E,
     Reading PA 19607-3356                                                                              3,290.806       *   40.73%
     BSDT Cust Rollover IRA FBO Paul A Wanner, 214 Intervilla Ave., West Lawn PA 19609-1612             1,464.105           18.12%
     PIMCO Advisors LP, Attn Vinh Nguyen, 888 San Clemente Dr STE 100, Newport Beach CA 92660           1,072.701           13.28%
     Mesirow Financial Inc., Delaware Charer GTY Trust TR Richard J Dick IRA,
     350 North Clark Street, Chicago IL 60610-4796                                                      1,044.922           12.93%
     First Clearing, LLC John T O'Connell IRA, 841 Bridge St Cata Sauqua PA 18032                         888.133           10.99%

     Class C
     A G Edwards & Sons Inc C/F Steven E. Riggs IRA Account 1438 SW 57th Street,
     Cape Coral FL 33914-8016                                                                           1,605.499            8.82%
     BSDT Cust Rollover IRA FBO Rita R Hartzell, 23 Drumheller Dr, Reading PA 19606-0000                1,455.140            7.99%
     Raymond James & Assoc Inc. FBO Vande Laan IRA, 880 Carillon 880 Carillon Pkwy,
     St Petersburg FL 33716                                                                             1,271.950            6.99%
     Daniel R Higgins, 2550 Stag Run Blvd., # 534, Clearwater FL 33765-0000                             1,231.708            6.77%
     Robert W Baird & Co Inc., 777 East Wisconsin Avenue, Milwaukee WI 53202-5391                       1,204.202            6.61%
     PIMCO Advisors LP, Attn Vinh Nguyen, 888 San Clemente Dr STE 100, Newport Beach CA 92660           1,073.329            5.90%
     BSDT Cust Rollover IRA FBO Winifred F Padden 9613 Becke CT, Fredricksburg VA 22408-0000              988.318            5.43%

     Class D
     PIMCO Advisors LP, Attn Vinh Nguyen, 888 San Clemente Dr STE 100, Newport Beach CA 92660           1,073.243       *   58.72%
     E*Trade Clearing LLC Ruth A Napier PO Box 989030, West Sacramento, CA 95798-9030                     302.607           16.56%
     E*Trade Clearing LLC Anthony T Jones PO Box 989030, West Sacramento, CA 95798-9030                   302.607           16.56%
     E*Trade Clearing LLC Norma J. Martin, PO Box 989030, West Sacramento, CA 95798-9030                  149.338            8.17%

     Real Return Bond
     ----------------
     Institutional Class
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
     101 Montgomery St, San Francisco CA 94104                                                     93,088,018.179       *   38.14%
**   NFS For Exclusive Benefit of Our Customer, 200 Liberty St., New York NY 10281-1003            40,605,688.593           16.64%
**   All Asset Portfolio, 840 Newport Center Drive, Suite 300, Newport Beach CA 92660              22,599,804.762            9.26%

     Administrative Class
**   NFS For Exclusive Benefit of Our Customer, 200 Liberty St., New York NY 10281-1003            30,580,915.642       *   52.57%
**   Manufacturers Life Ins Co (USA), Attn: Laura Ross Seg Funds/Acct/US
     Srs Seg Funds/Accounting, 200 Bloor St East, Toronto, Ontario, Canada M4W 1E5                 21,713,851.722       *   37.33%

     Class A
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                                         16,195,585.711           10.02%

     Class B
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                                         18,250,139.732           17.65%
**   Morgan Stanley, Attn: Mutual Fund Operations, 3 Harborside Plaza, 6th Floor,
     Jersey City, NJ 07311                                                                          8,654,848.725            8.37%
**   Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor, 333 West 34th Street,
     New York, NY 10001                                                                             6,228,340.349            6.02%

     Class C
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                                         38,762,786.467       *   25.24%
**   Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor, 333 West 34th Street,
     New York, NY 10001                                                                            13,122,711.876            8.54%

     Class D
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
     101 Montgomery St, San Francisco CA 94104                                                     37,707,817.774       *   53.72%

     Class R
     ABN AMRO Trust Svcs Co, Lowes Cineplex 401K, 161 N Clark St 10RTR, Chicago IL 60601              199,757.299       *   50.41%
     UMB Bank N/A Fiduciary For Tax Deferred A/C's 1 Security Benefit Place, Topeka KS 66636-0001      32,110.723            8.10%
     OFI Trust Co TTEE, Henna Chevrolet LP Employees Savings Plan, FBO 401K Plan
     Participant 8805N 1H 35, Austin TX 78753                                                          29,225.845            7.37%

                                      102

                                                                                                       Shares            Percent
                                                                                                 Beneficially Owned      of Class
                                                                                                 ------------------     ----------
     Real Return II
     --------------
     Institutional Class
     Reliance Trust Co FBO Clayton County , PO Box 48449, Atlanta GA 30362-1449                     3,869,918.043       *   82.75%
     Wabank & Co., PO Box 648, Waukesha WI 53187-0648                                                 444,776.896            9.51%

     Real Return Asset Fund
     ----------------------
     Institutional Class
**   All Asset Portfolio, 840 Newport Center Drive, Suite 300, Newport Beach CA 92660              18,231,099.110       *   82.26%

**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
     101 Montgomery St, San Francisco CA 94104                                                      1,396,292.799            6.30%
     The Brent R Harris and Elizabeth Harris As Co-Trustees of the Harris Family Trust of 1997,
     3410 Hermosa Ave., Hermosa Beach CA 90254-2028                                                 1,299,403.853            5.86%

     Short-Duration Municipal Income Fund
     ------------------------------------
     Institutional Class
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
     101 Montgomery St, San Francisco CA 94104                                                      3,888,668.317       *   41.48%
**   National Investor Services for the Benefit of Our Customers, 55 Water Street,
     32nd Floor, New York NY 10041-0028                                                             1,186,405.102           12.76%
     Montrose Chemical Corporation of California (Operating Acct) 600 Erickson Ave NE #380,
     Bainbridge Island WA 98110-2836                                                                  785,854.617            8.45%
     William S and Nancy E Thompson Revocable Trust, 2431 Riviera Dr, Laguna Beach, CA 92651          765,269.774            8.23%
**   NFS For Exclusive Benefit of Our Customer, 200 Liberty St., New York NY 10281-1003               588,852.045            6.34%
**   LPL FBO LPL Customers Attn Mutual Fund Operations, PO Box 509046, San Diego CA 92150-9046        541,283.566            5.82%
**   Merrill Lynch Pierce Fenner & Smith Inc for the Sole Benefit of it's Customers,
     4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246                                     500,525.188            5.38%

     Administrative Class
     Brian R Morrow 2311 Roscomare RD Apt 19, Los Angeles CA 90077-1848                                52,599.430       *   55.32%
     Leroy Misuraca TTEE/Leroy Misuraca Living Trust, 700 E Ocean Blvd Unit 3104,
     Long Beach CA 90802-5041                                                                          42,481.757       *   44.68%

     Class A
**   Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor, 333 West 34th Street,
     New York, NY 10001                                                                             2,071,956.719            8.93%

     Class C
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                                          1,439,212.090           21.24%

**   Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor, 333 West 34th Street,
     New York, NY 10001                                                                               464,983.862            6.86%

     Class D
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
     101 Montgomery St, San Francisco CA 94104                                                        621,484.022           19.21%
     NFSC FEBO Skywest Inc Attn: Mike Kraupp 444 S River Rd St George UT 84790                      2,156,853.143       *   66.68%

     Short-Term Fund
     ---------------
     Institutional Class

**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
     101 Montgomery St, San Francisco CA 94104                                                     33,221,418.116           13.77%
**   Banc of America Securities LLC, 200 N College St Fl 3 Charlotte NC 28255-0001                 13,515,744.004            5.60%

     Administrative Class
**   NFS For Exclusive Benefit of Our Customer, 200 Liberty St., New York NY 10281-1003            37,783,528.245       *   90.87%

                                       103

                                                                                                       Shares            Percent
                                                                                                 Beneficially Owned      of Class
                                                                                                 ------------------     ----------
     Class A
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                                          9,216,718.620           10.59%

     Class B
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                                            850,468.118           24.08%
**   Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor, 333 West 34th Street,
     New York, NY 10001                                                                               268,412.709            7.60%

     Class C
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                                         12,291,224.373       *   28.94%

     Class D
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
     101 Montgomery St, San Francisco CA 94104                                                     14,865,658.829       *   66.27%

     Class R
     Circle Trust Company Cust FBO Intermodal Sales Corp 401K Plan,
     Metro Center One Station Place Stamford Ct 06902                                                   2,704.546       *   58.99%
     PIMCO Advisors LP Attn Vinh Nguyen, 888 San Clemente Dr Ste 100,
     Newport Beach CA 92660                                                                             1,014.721           22.13%
     Circle Trust Company Cust for Rocky Top Pharmacy, Inc. 401K PSP & Trust,
     Metro Center One Station Place Stamford Ct 06902                                                     865.295           18.87%

     StocksPLUS Fund
     ---------------
     Institutional Class
**   All Asset Portfolio Attn Shareholder Services 840 Newport Center Dr Ste 300,
     Newport Beach CA 92660-6322                                                                    7,136,501.803           12.85%
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
     101 Montgomery St, San Francisco CA 94104                                                      6,058,041.851           10.91%
     Northern TR Co as TTEE FBO Safeway Inc Munti Emp Retirement Plan, P.O. Box 92956,
     Chicago, IL 60675                                                                              3,479,841.946            6.27%
     Girl Scouts of the USA Enhanced Index Separate Account of Mutual of
     America Life Insurance Co, 320 Park Ave, New York , NY 10022                                   2,895,620.164            5.22%
**   Pacific Mutual Life Insurance Co Employee's Retirement Plan Trust,
     700 Newport Center Drive Newport Beach CA 92660-6397                                           2,816,712.075            5.07%

     Administrative Class
**   NFS For Exclusive Benefit of Our Customer, 200 Liberty St., New York NY 10281-1003            42,430,011.599       *   86.54%
     The Colorado County Officials and EE Ret Assoc, 4949 S Syracuse St Suite 400,
     Denver Co 802                                                                                  6,190,718.162           12.63%

     Class A
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                                          2,757,705.960           22.68%
     Security Trust Company NA Corp TTEE FBO IBEW Local 332 Pension Plan Part B,
     2390 East Camelback Rd, Ste 240, Phoenix, AZ 85016                                               667,655.761            5.49%

     Class B
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                                          2,290,328.995           14.64%
**   Morgan Stanley, Attn: Mutual Fund Operations, 3 Harborside Plaza, 6th Floor,
     Jersey City, NJ 07311                                                                          1,228,465.984            7.85%
**   Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor,
     333 West 34th Street, New York, NY 10001                                                         796,126.710            5.09%

     Class C
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                                          1,401,438.705            8.73%
**   Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor, 333 West
     34th Street, New York, NY 10001                                                                1,245,395.300            7.75%

     Class D
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
     101 Montgomery St, San Francisco CA 94104                                                        210,795.575           24.72%

                                       104

                                                                                                       Shares            Percent
                                                                                                 Beneficially Owned      of Class
                                                                                                 ------------------     ----------
     Class R
**   PIMCO Advisors LP Attn Vinh Nguyen, 888 San Clemente Dr Ste 100, Newport Beach CA 92660            1,318.173       *  100.00%

     StocksPLUS Short Strategy
     -------------------------
     Institutional Class
     The Brent Harris and Elizabeth E Harris As CO Trustees of the Harris Family Trust of 1997,
     3410 Hermosa Beach CA 90254-2028                                                                 263,671.309       *   76.70%
     PIMCO Partners Attn: Dick Well, 840 Newport Center Dr Ste 300, Newport Beach CA 92660-6322        69,673.849           20.27%

     StocksPLUS Total Return Fund
     ----------------------------
     Institutional Class
**   All Asset Portfolio, 840 Newport Center Drive, Suite 300, Newport Beach CA 92660-6310         10,786,461.549       *   96.04%

     Class A
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                                            368,905.189           24.00%
     Wachovia Securities, LLC FBO James A Krikman III, 4 Masar Rd Boonton NJ 07005-8900               180,216.209           11.73%

     Class B
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                                             54,774.995            9.77%

     Class C
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                                            180,659.554           15.31%

     Class D
     Scottrade Inc Richard W Henes TR, PO Box 31759 St Louis MO 63131-0759                             26,210.286       *   87.55%

                                       105

                                                                                                       Shares            Percent
                                                                                                 Beneficially Owned      of Class
                                                                                                 ------------------     ----------
     Total Return Fund
     -----------------
     Institutional Class

**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
     101 Montgomery St, San Francisco CA 94104                                                    336,846,463.022            8.56%
**   NFS For Exclusive Benefit of Our Customer, 200 Liberty St., New York NY 10281-1003           236,731,084.497             6.01%

     Administrative Class
**   NFS For Exclusive Benefit of Our Customer, 200 Liberty St., New York NY 10281-1003           452,166,807.794       *   30.13%
**   Nikko Cordial Securities Inc Tokyo Dia Bldg No 5, Sinkawa 1-Chome
     28-23, Chuo-Ku Tokyo Japan 104-8271                                                          238,863,260.235           15.92%
**   Manufacturers Life Ins Co (USA), US SRS Seg Funds/Accounting, 200
     Bloor St East, Toronot ON, Canada M4W 1E5                                                    101,392,121.343            6.76%

     Class A
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                                        219,203,548.406       *   27.92%

     Class B
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                                         47,770,514.156           20.17%
**   Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor, 333 West
     34th Street, New York, NY 10001                                                               18,694,110.833            7.89%
**   Morgan Stanley, Attn: Mutual Fund Operations, 3 Harborside Plaza, 6th Floor,
     Jersey City, NJ 07311                                                                         16,103,247.660            6.80%

     Class C
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                                         80,257,367.877       *   27.24%
**   Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor, 333 West
     34th Street, New York, NY 10001                                                               22,657,481.933            7.69%

     Class D
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
     101 Montgomery St, San Francisco CA 94104                                                     92,761,184.451       *   58.22%
**   Citigroup Global Markets, Inc., 333 West 34th Street, New York, NY 10001                       8,138,600.384            5.11%

     Class R
**   American Express Trust Co FBO American Express Trust Retirement &
     Services Plans C/O Kristina Lieser , 996 AXP Financial Center, Minneapolis MN 55474              602,303.671       *   31.56%
     First Trust Corp TTEE Piedmont Healthcare for Women PSP, P.O. Box 48529, Atlanta, GA 30362       212,749.084           11.15%
     Sam Marullo TTEE IBEW Local 527 Annuity Trust Fund Dtd 09/05/78 FBO
     Strategies Account, 6227 Broadway, Galveston, TX 77551                                           131,652.733            6.90%
     Reliance Trust Co Cust FBO Ward & Smith PA, P.O. Box 48529, Atlanta, GA 30362                    107,807.928            5.65%

     Total Return Fund II
     --------------------
     Institutional Class
**   NFS For Exclusive Benefit of Our Customer, 200 Liberty St., New York NY 10281-1003            13,259,078.250            6.04%

     Administrative Class
     Structural Iron Workers Local 1 Annuity Plan - Investors Bank & Trust Trading Acct,
     7700 Industrial Dr, Forest Park IL 60130                                                       2,261,129.510           21.06%
**   NFS For Exclusive Benefit of Our Customer, 200 Liberty St., New York NY 10281-1003             1,851,660.899           17.24%
     T Rowe Price Trust Co FBO Western Digital, PO Box 17215, Baltimore MD 21297                    1,073,731.285           10.00%
     Celanese Americas Retirement Savings Plan, 86 Morris Ave., Summit NJ 07901-3915                1,072,594.176            9.99%
**   Wells Fargo Bak MN NA FBO Retirement Plan Services, PO Box 1533 Minneapolis MN 55480-1533        579,834.181            5.40%

                                       106

                                                                                                       Shares            Percent
                                                                                                 Beneficially Owned      of Class
                                                                                                 ------------------     ----------
     Total Return Fund III
     ---------------------
     Institutional Class
     The Roman Catholic Archbishop of Los Angeles - A Corp Sole, 3424 Wilshire Blvd,
     Los Angeles CA 90010                                                                           7,433,735.716            5.64%
     Bon Secours Health Systems Inc Pension Master Trust, Director Treasury Services,
     1505 Marriottsville Rd, Marriottsvl, MD 21104                                                  7,318,980.426            5.56%

     Administrative Class
**   NFS For Exclusive Benefit of Our Customer, 200 Liberty St., New York NY 10281-1003               357,089.392       *   72.24%
     Security Trust Company as Trustee FBO Keller & Heckman Employee 401K Plan & Trust,                34,396.198            6.96%
     2390 E Camelback Rd, Suite 240, Phoenix, AZ 85016 Pershing LLC,
**   Attn : Mutual Funds, P.O. Box 2052, Jersey City, NJ 07303                                         32,496.512            6.57%
**   DBTCO RS, Trust Operations, PO Box 747, Dubuge IA 52004                                           31,139.316            6.30%

     Total Return Mortgage Fund
     --------------------------
     Institutional Class
**   Bank of Namibia, Attn: Mr. Festus Hangula, P.O. Box 2882 Windhoek, 71 R Mugabe Ave,
     Windhoek Namibia 9000                                                                          2,400,499.519       *   39.69%
**   FOX & Co, PO Box 976, New York NY 10268                                                        1,664,256.174       *   27.51%
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
     101 Montgomery St, San Francisco CA 94104                                                        759,779.156           12.56%

     Administrative Class
     Apostles of the Sacred Heart of Jesus - Manor Attn Sister Anne D'alessio,
     265 Benham St, Hamden CT 06514                                                                   562,346.710       *   39.82%
     Apostles of the Sacred Heart of Jesus Attn Sister Anne D'alessio,
     265 Benham St, Hamden CT 06514                                                                   555,913.511       *   39.37%
     Istituto Delle Apostle Del Sacro Cuore, C/O Apostles of the Sacred
     Heart of Jesus, 265 Benham St, Hamden CT 06514                                                   247,856.978           17.55%

     Class A
     CNA Trust Corp TTEE FBO JRB Omnibus, P.O. Box 5024, Costa Mesa, CA 92628                         384,777.350           12.91%
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                                            282,220.156            9.47%

     Class B
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                                            272,133.922           15.65%

     Class C
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                                            486,616.958           17.20%

     Class D
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
     101 Montgomery St, San Francisco CA 94104                                                      6,027,750.259       *   62.71%

                                       107

* Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to "control" the Funds, as that term is defined in the 1940 Act.
** Shares are believed to be held only as nominee.

                                      108

The Reorganization of the PIMCO Money Market and Total Return II Funds

     On November 1, 1995, the Money Market Fund and the PIMCO Managed Bond and
Income Fund, two former series of PIMCO Funds: Equity Advisors Series, were reorganized as series of the Trust, and were renamed Money Market Fund and Total
Return Fund II, respectively. All information presented for these Funds prior to this date represents their operational history as series of PIMCO Funds: Equity
Advisors Series. In connection with the Reorganization, the Funds changed their fiscal year end from October 31 to March 31.

The Reorganization of the PIMCO Global Bond Fund II

     On January 17, 1997, the Global Income Fund, a former series of PIMCO
Advisors Funds, was reorganized as a series of the Trust, and was renamed the
Global Bond Fund II. All information presented for this Fund prior to that date represents its operational history as a series of PIMCO Advisors Funds. In connection with the Reorganization, the Fund changed its fiscal year end from
September 30 to March 31.

Trademark Rights

     The CommodityRealReturn Strategy Fund has trade name and trademark rights to the designation "CommodityRealReturn Strategy." The RealEstateRealReturn
Strategy Fund has trade name and trademark rights to the designation
"RealEstateRealReturn Strategy." The European StocksPLUS TR Strategy, Far East
(Ex-Japan) StocksPLUS TR Strategy, International StocksPLUS TR Strategy,
Japanese StocksPLUS TR Strategy, StocksPLUS, StocksPLUS Short Strategy and
StocksPLUS Total Return Funds have trade name and trademark rights to the designation "StocksPLUS."

Code of Ethics

     The Trust and PIMCO have each adopted a Code of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds.

Custodian, Transfer Agent and Dividend Disbursing Agent

     State Street Bank and Trust Company ("State Street"), 801 Pennsylvania,
Kansas City, Missouri 64105 serves as custodian for assets of all Funds. Under the custody agreement, State Street may hold the foreign securities at its principal office at 225 Franklin Street, Boston. Massachusetts 02110, and at
State Street's branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

     Pursuant to rules adopted under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Trust assets. The Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust. No assurance can be given that the Trustees' appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

     Boston Financial Data Services - Midwest, 330 W. 9th Street, 5th Floor,
Kansas City, Missouri 64105 serves as transfer agent and dividend disbursing agent for the Institutional Class, Advisor Class, Administrative Class, Class J,
and Class K shares of the Funds. PFPC Inc., P.O. Box 9688, Providence, Rhode
Island 02940-9688 serves as transfer agent and dividend disbursing agent for the
Class A, Class B, Class C, Class D and Class R shares of the Funds.

Independent Accountants

     PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105, serves as independent public accountants for all Funds. PricewaterhouseCoopers LLP provides audit services, tax return review and assistance and consultation in connection with review of SEC filings. Prior to November 1, 1995, Deloitte &
Touche LLP served as independent accountants for the Money Market and Total
Return II Funds. See "The Reorganization of the PIMCO Money Market and Total
Return II Funds" for additional information.

                                       109

Counsel

     Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trust, and also act as counsel to the Trust.

Registration Statement

     This Statement of Additional Information and the Prospectuses do not
contain all of the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

     Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

     Financial statements for the Trust as of March 31, 2003 for its fiscal year then ended, including notes thereto, and the reports of PricewaterhouseCoopers
LLP thereon dated May 27, 2003, are incorporated by reference from the Trust's
2003 Annual Reports. A copy of the Reports delivered with this Statement of
Additional Information should be retained for future reference.

     With respect to the StocksPLUS Short Strategy Fund's Institutional Class
shares, the unaudited financial statements for the period July 23, 2003 to
September 30, 2003 are as follows:

                                      110

Financial Highlights (unaudited)
StocksPLUS Short Strategy Fund (Institutional Class)

Selected Per Share Data for the Period Ended:                    07/23/2003 -
                                                                 09/30/2003 +
                                                                 --------------

Net asset value beginning of period                              $   10.00
-------------------------------------------------------------    --------------
Net investment income                                    a            0.01
-------------------------------------------------------------    --------------
Net realized/unrealized gain on investments              a            0.15
-------------------------------------------------------------    --------------
Total income from investment operations                               0.16
-------------------------------------------------------------    --------------
Dividends from net investment income                                 (0.01)
-------------------------------------------------------------    --------------
Distributions from net realized capital gains                         0.00
-------------------------------------------------------------    --------------
Total distributions                                                  (0.01)
-------------------------------------------------------------    --------------
Net asset value end of period                                    $   10.15
-------------------------------------------------------------    --------------
Total return                                                          1.47%
-------------------------------------------------------------    --------------
Net assets end of period (000s)                                  $   2,671
-------------------------------------------------------------    --------------
Ratio of expenses to average net assets                               0.74% *b
-------------------------------------------------------------    --------------
Ratio of net investment income to average net assets                  0.67% *
-------------------------------------------------------------    --------------
Portfolio turnover rate                                                 40%
-------------------------------------------------------------    --------------

+   Unaudited.
*   Annualized.
a   Per share amounts based on average number of shares outstanding during the period.
b   The ratio of expenses to average net assets excluding interest expense is
    0.71%.

                                       111

Statement of Assets and Liabilities
StocksPLUS Short Strategy Fund
September 30, 2003 (Unaudited)

Amounts in thousands, except per share amounts
                                                                 --------------

Assets:
Investments, at value                                            $       2,627
-------------------------------------------------------------    --------------
Interest and dividends receivable                                            6
-------------------------------------------------------------    --------------
Variation margin receivable                                                 40
-------------------------------------------------------------    --------------
                                                                         2,673
=============================================================    ==============

Liabilities:
Accrued investment advisory fee                                              1
-------------------------------------------------------------    --------------
Accrued administration fee                                                   1
-------------------------------------------------------------    --------------
                                                                             2
=============================================================    ==============

Net Assets                                                       $       2,671
=============================================================    ==============

Net Assets Consist of:
Paid in capital                                                  $       2,631
-------------------------------------------------------------    --------------
Undistributed net investment income                                          2
-------------------------------------------------------------    --------------
Accumulated undistributed net realized (loss)                             (106)
-------------------------------------------------------------    --------------
Net unrealized appreciation                                                144
-------------------------------------------------------------    --------------
                                                                 $       2,671
=============================================================    ==============

Net Assets:
Institutional Class                                              $       2,671
-------------------------------------------------------------    --------------

Shares Issued and Outstanding:
Institutional Class                                                        263
-------------------------------------------------------------    --------------

Net Asset Value and Redemption Price Per Share
  (Net Assets Per Share Outstanding)
Institutional Class                                              $       10.15
-------------------------------------------------------------    --------------
Cost of Investments Owned                                        $       2,622
=============================================================    ==============

                                       112

Statement of Operations
StocksPLUS Short Strategy Fund

Amounts in thousands
                                                            -------------------
                                                                    Period from
                                                               July 23, 2003 to
                                                             September 30, 2003
                                                                    (Unaudited)

Investment Income:
Interest                                                    $                 7
-------------------------------------------------------     --------------------
    Total Income                                                              7
-------------------------------------------------------     --------------------

Expenses:
Investment advisory fees                                                      2
-------------------------------------------------------     --------------------
Administration fees                                                           1
-------------------------------------------------------     --------------------
    Total Expenses                                                            3
-------------------------------------------------------     --------------------

Net Investment Income                                                         4
=======================================================     ====================

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments                                           (1)
-------------------------------------------------------   ----------------------
Net realized (loss) on futures contracts, options,
    and swaps                                                              (105)
-------------------------------------------------------   ----------------------
Net change in unrealized appreciation on investments                          5
-------------------------------------------------------   ----------------------
Net change in unrealized appreciation on futures
    contracts, options, and swaps                                           139
-------------------------------------------------------   ---------------------
    Net Gain                                                                 38
-------------------------------------------------------   ----------------------

Net Increase in Assets Resulting from Operations          $                  42
=======================================================     ====================

                                       113

Statements of Changes in Net Assets
StocksPLUS Short Strategy Fund

Amounts in thousands
                                                            --------------------
                                                                     Period from
                                                                July 23, 2003 to
                                                              September 30, 2003
                                                                     (Unaudited)

Increase (Decrease) in Net Assets from:

Operations:
Net investment income                                       $                 4
-------------------------------------------------------   ----------------------
Net realized loss                                                          (106)
-------------------------------------------------------   ----------------------
Net change in unrealized appreciation                                       144
-------------------------------------------------------   ----------------------
Net increase resulting from operations                                       42
=======================================================   ======================

Distributions to Shareholders:
From net investment income
    Institutional Class                                                      (2)
-------------------------------------------------------   ----------------------
From net realized capital gains
    Institutional Class                                                       0
-------------------------------------------------------   ----------------------

Total Distributions                                                          (2)
=======================================================   ======================

Fund Share Transactions:
Receipts for shares sold
    Institutional Class                                                   2,629
-------------------------------------------------------   ----------------------
Issued as reinvestment of distributions
    Institutional Class                                                       2
-------------------------------------------------------   ----------------------
Net increase resulting from Fund share transactions                       2,631
-------------------------------------------------------   ----------------------

Total Increase in Net Assets                                              2,671
=======================================================   ======================

Net Assets:
Beginning of period                                                           0
-------------------------------------------------------   ----------------------
End of period*                                            $               2,671
-------------------------------------------------------   ----------------------
*Including undistributed net investment income of:        $                   2
-------------------------------------------------------   ----------------------

                                       114

StocksPLUS Short Strategy Fund - Shares of Beneficial Interest Table

                                                StocksPLUS Short Strategy Fund
                                               ---------------------------------
                                                   Period from 07/23/2003 to
                                                          09/30/2003
                                                  Shares           Amount
                                               ---------------------------------
Receipts for shares sold
  Institutional Class                                263       $    2,629
---------------------------------------------  ---------------------------------
  Administrative Class                                 0                0
---------------------------------------------  ---------------------------------
Issued as reinvestment of distributions
  Institutional Class                                  0                2
---------------------------------------------  ---------------------------------
  Administrative Class                                 0                0
---------------------------------------------  ---------------------------------
Net increase resulting from Fund share
  transactions                                       263       $    2,631
=============================================  =================================

                                       115

Schedule of Investments
StocksPLUS Short Strategy Fund
September 30, 2003 (Unaudited)

                                                      Principal
                                                         Amount         Value
                                                         (000s)         (000s)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS 78.4%
--------------------------------------------------------------------------------
U.S. Treasury Notes
  1.125% due 06/30/2005                               $  2,100             2,093
                                                                      ----------
Total U.S. Treasury Obligations                                            2,093
                                                                      ----------
(Cost $2,088)

--------------------------------------------------------------------------------
PURCHASED CALL OPTIONS 0.2%
--------------------------------------------------------------------------------
                                                           # of
                                                      Contracts

S&P 500 Index Futures (CME)
  Strike @ 1300.000 Exp. 06/18/2004                          11                5
                                                                      ----------
Total Purchased Call Options                                                   5
                                                                      ==========
(Cost $5)

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 19.8%
--------------------------------------------------------------------------------
                                                      Principal
                                                         Amount
                                                         (000s)

Repurchase Agreement 11.9%

State Street Bank

  0.800% due 10/01/2003                               $     319              319
  (Dated 09/30/2003. Collateralized by Federal
  Home Loan Bank 2.125% due 05/15/2006 valued
  at $328. Repurchase proceeds are $319.)
                                                                      ----------

U.S. Treasury Bill 7.9%
   0.932% due 12/11/2003                        a           210              210
                                                                      ----------

Total Short-Term Instruments                                                 529
                                                                      ==========
(Cost $529)

Total Investments                                         98.4%       $    2,627
(Cost $2,622)

Other Assets and Liabilities (Net)                         1.6%               44
                                                      ---------       ----------

Net Assets                                               100.0%       $    2,671
                                                      =========       ==========

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

a  Securities with an aggregate market value of $210 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2003:

                                                                          Unrealized
                                                           # of          Appreciation/
 Type                                                    Contracts      (Depreciation)
 --------------------------------------------------     ----------      --------------
 Emini S&P Index (12/2003) - Long                             628       $        (205)

 S&P 500 Index (12/2003) - Short                              136                 344
                                                                        --------------
                                                                        $         139
                                                                        --------------

b  Foreign forward currency contracts outstanding
   at September 30, 2003:

                                                         Principal
                                                           Amount
                                                         Covered by   Settlement       Unrealized     Unrealized          Net
                                                                                                                       Unrealized
 Type                                         Currency    Contra        Month          Appreciation  (Depreciation)   Appreciation
 ------------------------------------------   ---------- ----------- ---------------  -------------  --------------  -------------
 Buy                                             JY         230         10/2003        $     0        $     0         $      0
 Sell                                                       230         10/2003              0              0                0
                                                                                       ------------   -------------   ------------
                                                                                       $     0        $     0         $      0
                                                                                       ------------   -------------   ------------

c  Principal amount denoted in indicated
   currency:
                                                 JY      -      Japanese Yen

                                       116

PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares

January 26, 2004

This Guide relates to the mutual funds (each, a “Fund”) that are series of PIMCO Funds: Multi-Manager Series (the “MMS Trust”) and PIMCO Funds: Pacific Investment Management Series (the “PIMS Trust” and, together with the MMS Trust, the “Trusts”). Class A, B, C and R shares of the MMS Trust and the PIMS Trust are offered through separate prospectuses (each as from time to time revised or supplemented, a “Retail Prospectus”). The information in this Guide is subject to change without notice at the option of the Trusts, the Advisers or the Distributor.

This Guide contains detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. This Guide is not a prospectus, and should be used in conjunction with the applicable Retail Prospectus. This Guide, and the information disclosed herein, is incorporated by reference in, and considered part of, the Statement of Additional Information corresponding to each Retail Prospectus.

PIMCO Advisors Distributors LLC distributes the Funds’ shares. You can call PIMCO Advisors Distributors LLC at 1-800-426-0107 to find out more about the Funds and other funds in the PIMCO Funds family. You can also visit our Web site at www.pimcoadvisors.com.

How to Buy Shares

Class A, Class B, Class C and Class R shares of each Fund are continuously offered through the Trusts’ principal underwriter, PIMCO Advisors Distributors LLC (the “Distributor”) and through other firms which have dealer agreements with the Distributor (“participating brokers”) or which have agreed to act as introducing brokers for the Distributor (“introducing brokers”). The Distributor is an affiliate of PIMCO Advisors Fund Management LLC (“PIMCO Advisors Fund Management”), the investment adviser and administrator to the Funds that are series of the MMS Trust and a subsidiary of Allianz Dresdner Asset Management of America L.P. (“ADAM of America”), the former investment adviser to the Funds that are series of the MMS Trust. The Distributor is also an affiliate of Pacific Investment Management Company LLC (“Pacific Investment Management Company”), the investment adviser and administrator to the Funds that are series of the PIMS Trust, and also a subsidiary of ADAM of America. PIMCO Advisors Fund Management and Pacific Investment Management Company are each referred to herein as an “Adviser.”

There are two ways to purchase Class A, Class B or Class C shares: either (i) through your dealer or broker which has a dealer agreement with the Distributor or (ii) directly by mailing a PIMCO Funds account application (an “account application”) with payment, as described below under the heading Direct Investment, to the Distributor (if no dealer is named in the account application, the Distributor may act as dealer). Class R shares may only be purchased by 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor, PIMCO Advisors Fund Management or Pacific Investment Management Company, to utilize Class R shares in certain investment products or programs (each, a “Class R Eligible Plan”). Additionally, Class R shares are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or the financial services firm level). Class A, B, C and R shares of the NFJ Small-Cap Value Fund, Class B shares of the Short Duration Municipal Income Fund and Class B and Class C shares of the California Intermediate Municipal Bond, California Municipal Bond and New York Municipal Bond Funds are not offered as of the date of this Guide; however, investment opportunities in these Funds may be available in the future. This Guide will be revised or supplemented when these restrictions change.

Shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order, plus a sales charge which may be imposed either (i) at the time of the purchase in the case of Class A shares (the “initial sales charge alternative”), (ii) on a contingent deferred basis in the case of Class B shares (the “deferred sales charge alternative”) or (iii) by the deduction of an ongoing asset based sales charge in the case of Class C shares (the “asset based sales charge alternative”). Class R shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order. In certain circumstances, Class A and Class C shares are also subject to a Contingent Deferred Sales Charge (“CDSC”). See “Alternative Purchase Arrangements.” Purchase payments for Class B and Class C shares are fully invested at the net asset value next determined after acceptance of the trade. Purchase payments for Class A shares, less the applicable sales charge, are invested at the net asset value next determined after acceptance of the trade.

All purchase orders received by the Distributor prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a regular business day are processed at that day’s offering price. However, orders received by the Distributor from dealers or brokers after the offering price is determined that day will receive such offering price if the orders were received by the dealer or broker from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 p.m., Eastern time) or, in the case of certain retirement plans that have an agreement with Pacific Investment Management Company, PIMCO Advisors Fund Management or the Distributor, received by the Distributor or the relevant transfer agent prior to 9:30 a.m., Eastern time on the next business day. Purchase orders received on other than a regular business day will be executed on the next succeeding regular business day. The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended on any day on which the New York Stock Exchange is closed and, if permitted by the rules of the Securities and Exchange Commission, when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

Except for purchases through the PIMCO Funds Auto-Invest plan, the PIMCO Funds Auto-Exchange plan, investments pursuant to the Uniform Gifts to Minors Act, tax-qualified and, to the extent agreed to by the Distributor, wrap programs referred to below under “Tax-Qualified Retirement Plans” and “Alternative Purchase Arrangements—Sales at Net Asset Value,” and purchases by certain registered representatives as described below under “Registered Representatives’ Investments,” the minimum initial investment in Class A, Class B or Class C shares of any Fund is $5,000, with a minimum additional investment of $100 per Fund, and the minimum initial investment in Class R shares of any Fund is $2,500, with a minimum additional investment of $50 per Fund. The minimum initial investment for investments made through the wrap programs referred to in the previous sentence is $2,500. For information about dealer commissions and other payments to dealers, see “Alternative Purchase Arrangements” below. Persons selling Fund shares may receive different compensation for selling Class A, Class B, Class C or Class R shares. Normally, Fund shares purchased through participating brokers are held in the investor’s account with that broker. No share certificates will be issued unless specifically requested in writing by an investor or broker-dealer.

Direct Investment

Investors who wish to invest in Class A, Class B, Class C or Class R shares of a Fund directly, rather than through a participating broker, may do so by opening a direct account. To open an account, an investor should complete the account application. All shareholders who open direct accounts will receive individual confirmations of each purchase, redemption, dividend reinvestment, exchange or transfer of Fund shares, including the total number of Fund shares owned as of the confirmation date, except that purchases which result from the reinvestment of daily-accrued dividends and/or distributions will be confirmed once each calendar quarter. See “Distributions” in the applicable Retail Prospectus. Information regarding direct investment or any other features or plans offered by the Trusts may be obtained by calling the Distributor at 1-800-426-0107 or by calling your broker. Although Class R shares may be purchased by a plan administrator directly from the Trusts, retirement plans that purchase Class R shares directly from the Distributor must hold their shares in an omnibus account at the retirement plan level. Plan participants may not purchase Class R shares from the Distributor.

Purchase by Mail

Investors who wish to invest directly may send a check payable to PIMCO Advisors Distributors LLC, along with a completed application form to:

PIMCO Advisors Distributors LLC

P.O. Box 9688

Providence, RI 02940-0926

Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within two business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

Subsequent Purchases of Shares

Subsequent purchases of Class A, Class B, Class C or Class R shares can be made as indicated above by mailing a check with a letter describing the investment or with the additional investment portion of a confirmation statement. Except for subsequent purchases through the PIMCO Funds Auto-Invest plan, the PIMCO Funds Auto-Exchange plan, tax-qualified programs and PIMCO Funds Fund Link referred to below, and except during periods when an Automatic Withdrawal Plan is in effect, the minimum subsequent purchase in any Fund is $100 ($50 for Class R shares). All payments should be made payable to PIMCO Advisors Distributors LLC and should clearly indicate the shareholder’s account number. Checks should be mailed to the address above under “Purchase by Mail.”

Tax-Qualified Retirement Plans

The Distributor makes available retirement plan services and documents for Individual Retirement Accounts (IRAs), including Roth IRAs, for which Boston Safe Deposit & Trust Company serves as trustee and for IRA Accounts under the Internal Revenue Code of 1986, as amended (the “Code”). The Distributor makes available services for Simplified Employee Pension Plan (SEP) and prototype documents. In addition, prototype documents are available for establishing 403(b)(7) custodial accounts with Boston Safe Deposit & Trust Company as custodian. This type of plan is available to employees of certain non-profit organizations.

The minimum initial investment for all tax-qualified plans (except for 403(b) accounts, SIMPLE IRAs and SAR/SEPs) is $2,500 per Fund and the minimum subsequent investment is $50. The minimum initial investment for SIMPLE IRAs, SAR/SEPs and 403(b) accounts and the minimum subsequent investment per Fund for all such plans is $50.

Note for 401(k) Plans. For 401(k) plans invested in a Fund through “omnibus” account arrangements, there is no minimum initial investment per plan participant. Instead, there is a minimum initial investment per plan, which is agreed upon by the Distributor and the financial intermediary maintaining the omnibus account. However, beginning January 26, 2004, any 401(k) plan that does not already maintain an omnibus account with a Fund and would like to invest in such Fund will be subject to a minimum initial investment of $2,500 per plan participant.

PIMCO Funds Auto-Invest

The PIMCO Funds Auto-Invest plan provides for periodic investments into the shareholder’s account with the Trust by means of automatic transfers of a designated amount from the shareholder’s bank account. The minimum investment for eligibility in the PIMCO Funds Auto-Invest plan is $2,500 per Fund. Investments may be made monthly or quarterly, and may be in any amount subject to a minimum of $50 per month for each Fund in which shares are purchased through the plan. Further information regarding the PIMCO Funds Auto-Invest plan is available from the Distributor or participating brokers. You may enroll by completing the appropriate section on the account application, or you may obtain an Auto-Invest application by calling the Distributor or your broker. The use of PIMCO Funds Auto-Invest may be limited for certain Funds and/or share classes at the discretion of the Distributor.

Registered Representatives’ Investments

Current registered representatives and other full-time employees of participating brokers or such persons’ spouses or trusts or custodial accounts for their minor children may purchase Class A shares at net asset value without a sales charge. The minimum initial investment in each case is $1,000 per Fund and the minimum subsequent investment is $50.

PIMCO Funds Auto-Exchange

The PIMCO Funds Auto-Exchange plan establishes regular, periodic exchanges from one Fund account to another Fund account. The plan provides for regular investments into a shareholder’s account in a specific Fund by means of automatic exchanges of a designated amount from another Fund account of the same class of shares and with identical account registration.

Exchanges may be made monthly or quarterly, and may be in any amount subject to a minimum of $2,500 to open a new Fund account and of $50 for any existing Fund account for which shares are purchased through the plan.

Further information regarding the PIMCO Funds Auto-Exchange plan is available from the Distributor at 1-800-426-0107 or participating brokers. You may enroll by completing an application which may be obtained from the Distributor or by telephone request at 1-800-426-0107. The use of PIMCO Funds Auto-Exchange Plan may be limited for certain Funds and/or other share classes at the option of the Distributor, and as set forth in the Prospectus. For more information on exchanges, see “Exchange Privilege.”

PIMCO Funds Fund Link

PIMCO Funds Fund Link (“Fund Link”) connects your Fund account(s) with a bank account. Fund Link may be used for subsequent purchases and for redemptions and other transactions described under “How to Redeem.” Purchase transactions are effected by electronic funds transfers from the shareholder’s account at a U.S. bank or other financial institution that is an Automated Clearing House (“ACH”) member. Investors may use Fund Link to make subsequent purchases of shares in any amount greater than $50. To initiate such purchases, call 1-800-426-0107. All such calls will be recorded. Fund Link is normally established within 45 days of receipt of a Fund Link application by PFPC, Inc. (the “Transfer Agent”), the Funds’ transfer agent for Class A, B, C and R shares. The minimum investment by Fund Link is $50 per Fund. Shares will be purchased on the regular business day the Distributor receives the funds through the ACH system, provided the funds are received before the close of regular trading on the New York Stock Exchange. If the funds are received after the close of regular trading, the shares will be purchased on the next regular business day.

Fund Link privileges must be requested on the account application. To establish Fund Link on an existing account, complete a Fund Link application, which is available from the Distributor or your broker, with signatures guaranteed from all shareholders of record for the account. See “Signature Guarantee” below. Such privileges apply to each shareholder of record for the account unless and until the Distributor receives written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new Fund Link application signed by all owners of record of the account, with all signatures guaranteed. The Distributor, the Transfer Agent and the Fund may rely on any telephone instructions believed to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Fund reserves the right to amend, suspend or discontinue Fund Link privileges at any time without prior notice. Fund Link does not apply to shares held in broker “street name” accounts or in other omnibus accounts.

Signature Guarantee

When a signature guarantee is called for, a “medallion” signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount.

The Distributor reserves the right to modify its signature guarantee standards at any time. The Funds may change the signature guarantee requirements from time to time upon notice to shareholders, which may, but is not required to, be given by means of a new or supplemented Retail Prospectus or a new or supplemented Guide. Shareholders should contact the Distributor for additional details regarding the Funds’ signature guarantee requirements.

Account Registration Changes

Changes in registration or account privileges may be made in writing to the Transfer Agent. Signature guarantees may be required. See “Signature Guarantee” above. All correspondence must include the account number and must be sent to:

PIMCO Advisors Distributors LLC

P.O. Box 9688

Providence, RI 02940-0926

Small Account Fee

Because of the disproportionately high costs of servicing accounts with low balances, a fee at an annual rate of $16 (paid to the applicable Fund’s administrator) will automatically be deducted from accounts with balances falling below a minimum level. The valuation of Fund accounts and the deduction are expected to take place during the last five business days of each calendar quarter. The fee will be deducted in quarterly installments from Fund accounts with balances below $2,500, except for Uniform Gift to Minors, IRA, Roth IRA, employer-sponsored retirement plan accounts, Money Purchase and/or Profit Sharing plans, 401(k) plans, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs, SAR/SEPs, Auto-Invest and Auto-Exchange accounts and Class R share accounts, for which the minimum balance is $1,000. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) No fee will be charged on any Fund account of a shareholder if the aggregate value of all of the shareholder’s Fund accounts is at least $50,000. Any applicable small account fee will be deducted automatically from your below-minimum Fund account in quarterly installments and paid to the Administrator. Each Fund account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter. No small account fee will be charged to employee and employee-related accounts of PIMCO Advisors Fund Management and/or, in the discretion of PIMCO Advisors Fund Management, its affiliates.

Minimum Account Size

Due to the relatively high cost to the Funds of maintaining small accounts, shareholders are asked to maintain an account balance in each Fund in which the shareholder invests of at least the amount necessary to open the type of account involved. If a shareholder’s balance for any Fund is below such minimum for three months or longer, the applicable Fund’s administrator shall have the right (except in the case of employer-sponsored retirement accounts) to close that Fund account after giving the shareholder 60 days in which to increase his or her balance. The shareholder’s Fund account will not be liquidated if the reduction in size is due solely to market decline in the value of the shareholder’s Fund shares or if the aggregate value of the shareholder’s accounts in PIMCO Funds exceeds $50,000.

Transfer on Death Registration

The Distributor may accept “transfer on death” (“TOD”) registration requests from investors. The laws of a state selected by the Distributor in accordance with the Uniform TOD Security Registration Act will govern the registration. The Distributor may require appropriate releases and indemnifications from investors as a prerequisite for permitting TOD registration. The Distributor may from time to time change these requirements (including by changes to the determination as to which state’s law governs TOD registrations).

Alternative Purchase Arrangements

The Funds offer investors Class A, Class B, Class C and Class R shares in the applicable Retail Prospectus. Class A, Class B and Class C shares bear sales charges in different forms and amounts and bear different levels of expenses, as described below. Class R shares do not bear a sales charge, but are subject to expenses that vary from those levied on Class A, Class B or Class C shares, and are available only to Class R Eligible Plans. Through separate prospectuses, certain of the Funds currently offer up to four additional classes of shares in the United States: Class D, Advisor Class, Institutional Class and Administrative Class shares. Class D shares are offered through financial intermediaries. Institutional Class shares are offered to pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and other high net worth individuals. Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries. Advisor Class shares are offered primarily through broker-dealers and other intermediaries. Similar to Class R shares, Class D, Advisor Class, Institutional Class and Administrative Class shares are sold without a sales charge and have different expenses than Class A, Class B, Class C and Class R shares. As a result of lower sales charges and/or operating expenses, Class D, Advisor Class, Institutional Class and Administrative Class shares are generally expected to achieve higher investment returns than Class A, Class B, Class C or Class R shares. Certain Funds may, but currently do not, offer up to two additional classes of shares only to non-U.S. investors outside the United States: Class J and Class K shares. To obtain more information about the other classes of shares, please call the applicable Trust at 1-800-927-4648 (for Advisor Class, Institutional Class, Administrative Class, Class J and Class K shares) or the Distributor at 1-888-87-PIMCO (for Class D shares).

The alternative purchase arrangements described in this Guide are designed to enable a retail investor to choose the method of purchasing Fund shares that is most beneficial to the investor based on all factors to be considered, including the amount and intended length of the investment, the particular Fund and whether the investor intends to exchange shares for shares of other Funds. Generally, when making an investment decision, investors should consider the anticipated life of an intended investment in the Funds, the size of the investment, the accumulated distribution and servicing fees plus CDSCs on Class B or Class C shares, the initial sales charge plus accumulated servicing fees on Class A shares (plus a CDSC in certain circumstances), the possibility that the anticipated higher return on Class A shares due to the lower ongoing charges will offset the initial sales charge paid on such shares, the automatic conversion of Class B shares into Class A shares and the difference in the CDSCs applicable to Class A, Class B and Class C shares.

Investors should understand that initial sales charges, servicing and distribution fees and CDSCs are all used directly or indirectly to fund the compensation of financial intermediaries who sell Fund shares. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive for recommending a particular share class over other share classes.

Class A. The initial sales charge alternative (Class A) might be preferred by investors purchasing shares of sufficient aggregate value to qualify for reductions in the initial sales charge applicable to such shares. Similar reductions are not available on the contingent deferred sales charge alternative (Class B) or the asset based sales charge alternative (Class C). Class A shares are subject to a servicing fee but are not subject to a distribution fee and, accordingly, such shares are expected to pay correspondingly higher dividends on a per share basis. However, because initial sales charges are deducted at the time of purchase, not all of the purchase payment for Class A shares is invested initially. Class B and Class C shares might be preferable to investors who wish to have all purchase payments invested initially, although remaining subject to higher distribution and servicing fees and, for certain periods, being subject to a CDSC. An investor who qualifies for an elimination of the Class A initial sales charge should also consider whether he or she anticipates redeeming shares in a time period which will subject such shares to a CDSC as described below. See “Class A Deferred Sales Charge” below.

Class B. Class B shares might be preferred by investors who intend to invest in the Funds for longer periods and who do not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Both Class B and Class C shares can be purchased at net asset value without an initial sales charge. However, unlike Class C shares, Class B shares convert into Class A shares after they have been held for a period of time. Class B shares purchased on or before December 31, 2001 convert into Class A shares after the shares have been held for seven years. Class B shares purchased after December 31, 2001 convert into Class A shares after the shares have been held for eight years. After the conversion takes place, the shares will no longer be subject to a CDSC, and will be subject to the servicing fees charged for Class A shares, which are lower than the distribution and servicing fees charged on either Class B or Class C shares. See “Deferred Sales Charge Alternative—Class B Shares” below. Class B shares are not available for purchase by employer sponsored retirement plans.

Class C. Class C shares might be preferred by investors who intend to purchase shares which are not of sufficient aggregate value to qualify for Class A sales charges of 1% or less and who wish to have all purchase payments invested initially. Class C shares are preferable to Class B shares for investors who intend to maintain their investment for intermediate periods and therefore may also be preferable for investors who are unsure of the intended length of their investment. Unlike Class B shares, Class C shares are not subject to a CDSC after they have been held for one year (eighteen months for Class C shares of the CommodityRealReturn Strategy, International StocksPLUS TR Strategy, NACM Global, NACM International, NACM Pacific Rim, RCM Global Healthcare, RCM Global Small-Cap, RCM Global Technology and RCM International Growth Equity Funds) and are subject to only a 1% CDSC during the first year (or eighteen months). However, because Class C shares do not convert into Class A shares, Class B shares are preferable to Class C shares for investors who intend to maintain their investment in the Funds for long periods. See “Asset Based Sales Charge Alternative—Class C Shares” below.

Class R. Class R shares might be preferred by a Class R Eligible Plan intending to invest retirement plan assets held through omnibus accounts, which does not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Class R shares are preferable to Class B and Class C shares because Class R shares are not subject to a CDSC and are subject to lower aggregate distribution and/or service (12b-1) fees and may be preferable to Class A shares because Class R shares are not subject to the initial sales charge imposed on Class A shares. Class R shares are available only to Class R Eligible Plans.

In determining which class of shares to purchase, an investor should always consider whether any waiver or reduction of a sales charge or a CDSC is available. See generally “Initial Sales Charge Alternative—Class A Shares” and “Waiver of Contingent Deferred Sales Charges” below.

The maximum purchase of Class B shares in a single purchase or series of purchases is $99,999. The maximum purchase of Class C shares in a single purchase or series of purchases is $999,999. The Funds may refuse any order to purchase shares.

For a description of the Distribution and Servicing Plans and distribution and servicing fees payable thereunder with respect to Class A, Class B, Class C and Class R shares, see “Distributor and Distribution and Servicing Plans” below.

Waiver of Contingent Deferred Sales Charges. The CDSC applicable to Class A and Class C shares is currently waived for (i) any partial or complete redemption in connection with (a) required minimum distributions to IRA account owners or beneficiaries who are age 70 1/2 or older or (b) distributions to participants in employer-sponsored retirement plans upon attaining age 59 1/2 or on account of death or permanent and total disability (as defined in Section 22(e) of the Code) that occurs after the purchase of Class A or Class C shares; (ii) any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan; (iii) any complete redemption in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer’s plan and the transfer to another employer’s plan or to an IRA; (iv) any partial or complete redemption following death or permanent and total disability (as defined in Section 22(e) of the Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover an individual holding in a fiduciary capacity or as a nominee or agent or a legal entity which is other than an individual or the owners or beneficiaries of any such entity) provided the redemption is requested within one year of the death or initial determination of disability and provided the death or disability occurs after the purchase of the shares; (v) any redemption resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA; (vi) up to 10% per year of the value of a Fund account which (a) has the value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan; (vii) redemptions by Trustees, officers and employees of either Trust, and by directors, officers and employees of the Distributor, ADAM of America, PIMCO Advisors Fund Management or Pacific Investment Management Company; (viii) redemptions effected pursuant to a Fund’s right to involuntarily redeem a shareholder’s Fund account if the aggregate net asset value of shares held in such shareholder’s account is less than a minimum account size specified in such Fund’s prospectus; (ix) involuntary redemptions caused by operation of law; (x) redemptions of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction; (xi) redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases; (xii) redemptions effected by trustees or other fiduciaries who have purchased shares for employer-sponsored plans, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor with respect to such purchases; (xiii) redemptions in connection with IRA accounts established with Form 5305-SIMPLE under the Code for which the Trust is the designated financial institution; (xiv) a redemption by a holder of Class A shares who purchased $1,000,000 ($250,000 in the case of the California Intermediate Municipal Bond, California Municipal Bond, Low Duration, New York Municipal Bond and Short-Term Funds) or more of Class A shares (and therefore did not pay a sales charge) where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from the Distributor pursuant to an agreement with the Distributor; (xv) a redemption by a holder of Class A or Class C shares where the participating broker or dealer involved in the purchase of such shares waived all payments it normally would receive from the Distributor at the time of purchase (i.e., commissions or reallowances of initial sales charges and advancements of service and distribution fees); or (xvi) a redemption by a holder of Class A or Class C shares where, by agreement with the Distributor, the participating broker or dealer involved in the purchase of such shares waived a portion of any payment it normally would receive from the Distributor at the time of purchase (or otherwise agreed to a variation from the normal payment schedule) in connection with such purchase.

The CDSC applicable to Class B shares is currently waived for any partial or complete redemption in each of the following cases: (a) in connection with required minimum distributions to IRA account owners or to plan participants or beneficiaries who are age 70 1/2 or older; (b) involuntary redemptions caused by operation of law; (c) redemption of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction; (d) following death or permanent and total disability (as defined in Section 22(e) of the Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover an individual holding in a fiduciary capacity or as a nominee or agent or a legal entity which is other than an individual or the owners or beneficiaries of any such entity) provided the redemption is requested within one year of the death or initial determination of disability and further provided the death or disability occurs after the purchase of the shares; (e) up to 10% per year of the value of a Fund account which (i) has a value of at least $10,000 at the start of such year and (ii) is subject to an Automatic Withdrawal Plan (See “How to Redeem—Automatic Withdrawal Plan”); and (f) redemptions effected pursuant to a Fund’s right to involuntarily redeem a shareholder’s Fund account if the aggregate net asset value of shares held in the account is less than a minimum account size specified in the Fund’s prospectus.

The Distributor may require documentation prior to waiver of the CDSC for any class, including distribution letters, certification by plan administrators, applicable tax forms, death certificates, physicians’ certificates (e.g., with respect to disabilities), etc.

Exempt Transactions; No Initial Sales Charges, CDSCs or Payments to Brokers

Investors will not pay any initial sales charges and will not be subject to CDSCs, and brokers and dealers will not receive any commissions or reallowances of initial sales charges or advancements of service and distribution fees, on the transactions described below (which are sometimes referred to as “Exempt Transactions”):

•	A redemption by a holder of Class A or Class C shares where the participating broker or dealer involved in the purchase of such shares waived all payments it normally would receive from the Distributor at the time of purchase (e.g., commissions and/or reallowances of initial sales charges and advancements of service and distribution fees).

•	A redemption by a holder of Class A or Class C shares where, by agreement with the Distributor, the participating broker or dealer involved in the purchase of such shares waived a portion of any payment it normally would receive from the Distributor at the time of purchase (or otherwise agreed to a variation from the normal payment schedule) in connection with such purchase.

•	Transactions described under clause (A) of Note 4 to the tables in the subsection “Initial Sales Charge Alternative—Class A Shares.”

Initial Sales Charge Alternative—Class A Shares

Class A shares are sold at a public offering price equal to their net asset value per share plus a sales charge, as set forth below. As indicated below under “Class A Deferred Sales Charge,” certain investors that purchase $1,000,000 ($250,000 in the case of the California Intermediate Municipal Bond, California Municipal Bond, Low Duration, New York Municipal Bond and Short-Term Funds) or more of any Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of up to 1% if they redeem such shares during the first 18 months after their purchase.

Initial Sales Charge — Class A Shares

Asset Allocation, CommodityRealReturn Strategy, International StocksPLUS TR Strategy, RealEstateRealReturn Strategy, NFJ Large-Cap Value, CCM Capital Appreciation, NFJ Dividend Value, PEA Growth, PEA Growth & Income, PEA Innovation, CCM Mid-Cap, NACM Flex-Cap Value, NACM Global, NACM Growth, NACM International, NACM Pacific Rim, NACM Value, PEA Opportunity, RCM Biotechnology, RCM Global Healthcare, RCM Global Small-Cap, RCM Global Technology, RCM International Growth Equity, RCM Large-Cap Growth, RCM Mid-Cap, RCM Tax-Managed Growth, PEA Renaissance, NFJ Small-Cap Value, PEA Target and PEA Value Funds.

Amount of Purchase	Sales Charge as % of Net Amount Invested		Sales Charge as % of Public Offering Price		Discount or Commission to dealers as % of Public Offering Price**
$0 - $49,999	5.82%		5.50%		4.75%
$50,000 - $99,999	4.71%		4.50%		4.00%
$100,000 - 249,999	3.63%		3.50%		3.00%
$250,000 - $499,999	2.56%		2.50%		2.00%
$500,000 - $999,999	2.04%		2.00%		1.75%
$1,000,000 +	0.00	%(1)	0.00	%(1)	0.00	%(2)

All Asset, Convertible, Emerging Markets Bond, European Convertible, Foreign Bond, Global Bond II, GNMA, High Yield, Investment Grade Corporate Bond, Long-Term U.S. Government, StocksPLUS Municipal-Backed, StocksPLUS Total Return, Total Return and Total Return Mortgage Funds

Amount of Purchase	Sales Charge as % of Net Amount Invested		Sales Charge as % of Public Offering Price		Discount or Commission to dealers as % of Public Offering Price**
$0 - $49,999	4.71%		4.50%		4.00%
$50,000 - $99,999	4.17%		4.00%		3.50%
$100,000 - $249,999	3.63%		3.50%		3.00%
$250,000 - $499,999	2.56%		2.50%		2.00%
$500,000 - $999,999	2.04%		2.00%		1.75%
$1,000,000+	0.00	%(1)	0.00	%(1)	0.00	%(3)

Municipal Bond, Real Return and StocksPLUS Funds

Amount of Purchase	Sales Charge as % of Net Amount Invested		Sales Charge as % of Public Offering Price		Discount or Commission to dealers as % of Public Offering Price**
$0 - $49,999	3.09%		3.00%		2.50%
$50,000 - $99,999	2.56%		2.50%		2.00%
$100,000 - $249,999	2.04%		2.00%		1.75%
$250,000 - $499,999	1.52%		1.50%		1.25%
$500,000 - $999,999	1.27%		1.25%		1.00%
$1,000,000+	0.00	%(1)	0.00	%(1)	0.00	%(3)

Short Duration Municipal Income and Short-Term Funds

Amount of Purchase	Sales Charge as % of Net Amount Invested		Sales Charge as % of Public Offering Price		Discount or Commission to dealers as % of Public Offering Price**
$0 - $49,999	2.04%		2.00%		1.75%
$50,000 - $99,999	1.78%		1.75%		1.50%
$100,000 - $249,999	1.52%		1.50%		1.25%
$250,000+	0.00	%(1)	0.00	%(1)	0.00	%(4)

California Intermediate Municipal Bond, California Municipal Bond and New York Municipal Bond Funds

Amount of Purchase	Sales Charge as % of Net Amount Invested		Sales Charge as % of Public Offering Price		Discount or Commission to dealers as % of Public Offering Price**
$0 - $49,999	3.09%		3.00%		2.75%
$50,000 - $99,999	2.04%		2.00%		1.75%
$100,000 - $249,999	1.01%		1.00%		0.90%
$250,000+	0.00	%(1)	0.00	%(1)	0.00	%(4)

Low Duration Fund

Amount of Purchase	Sales Charge as % of Net Amount Invested		Sales Charge as % of Public Offering Price		Discount or Commission to dealers as % of Public Offering Price**
$0 - $49,999	3.09%		3.00%		2.50%
$50,000 - $99,999	2.04%		2.00%		1.75%
$100,000 - $249,999	1.01%		1.00%		0.90%
$250,000+	0.00	%(1)	0.00	%(1)	0.00	%(4)

**	From time to time, these discounts and commissions may be increased pursuant to special arrangements between the Distributor and certain participating brokers.
1.	As shown, investors that purchase more than $1,000,000 of any Fund’s Class A shares ($250,000 in the case of the California Intermediate Municipal Bond, California Municipal Bond, Low Duration, New York Municipal Bond, Short Duration Municipal Income and Short-Term Funds) will not pay any initial sales charge on such purchase. However, except with regard to purchases of Class A shares of the Money Market Fund and certain purchases of Class A shares of the California Intermediate Municipal Bond, California Municipal Bond, Low Duration, New York Municipal Bond and Short-Term Funds described in Note 4 below, purchasers of $1,000,000 ($250,000 in the case of the California Intermediate Municipal Bond, California Municipal Bond, Low Duration, New York Municipal Bond, Short Duration Municipal Income and Short-Term Funds) or more of Class A shares (other than those purchasers described below under “Sales at Net Asset Value” where no commission is paid) will be subject to a CDSC of up to 1% (0.50% in the case of the California Intermediate Municipal Bond, California Municipal Bond, New York Municipal Bond, Short Duration Municipal Income and Short-Term Funds and 0.75% in the case of the Low Duration Fund) if such shares are redeemed during the first 18 months after such shares are purchased unless such purchaser is eligible for a waiver of the CDSC as described under “Waiver of Contingent Deferred Sales Charges” above. See “Class A Deferred Sales Charge” below.
2.	The Distributor will pay a commission to dealers who sell amounts of $1,000,000 or more of Class A shares according to the following schedule: 0.75% of the first $2,000,000, 0.50% of amounts from $2,000,001 to $5,000,000, and 0.25% of amounts over $5,000,000. These payments are not made in connection with sales to employer-sponsored plans.
3.	The Distributor will pay a commission to dealers who sell amounts of $1,000,000 or more of Class A shares of each of these Funds except for the Money Market Fund (for which no payment is made), in each case according to the following schedule: 0.50% of the first $2,000,000 and 0.25% of amounts over $2,000,000. These payments are not made in connection with sales to employer-sponsored plans.
4.	(A) The Distributor will pay a commission to dealers who sell $250,000 or more of Class A shares of the California Intermediate Municipal Bond, California Municipal Bond, Low Duration, New York Municipal Bond and Short-Term Funds at the annual rate of 0.15% (0.35% in the case of the Low Duration Fund) of the net asset value of such Class A shares as in effect from time to time; such commission shall be paid in installments covering the 18 month period commencing with the date of sale. Such installments shall be paid after the end of calendar quarters in accordance with the Distributor’s practice, which may change from time to time. Investors purchasing Class A shares of such Funds through such dealers will not be subject to the Class A CDSC on such shares. (B) Alternatively, dealers may elect (through an agreement with the Distributor) to receive a commission at the time of sale on purchases of $250,000 or more of these Funds of 0.25% of the public offering price (for purchases of the California Intermediate Municipal Bond, California Municipal Bond, New York Municipal Bond and Short-Term Funds) or 0.50% of the public offering price (for purchases of the Low Duration Fund). Investors who purchase through dealers that elect the commission schedule described in this clause (B) will be subject to the Class A CDSC. (C) In addition to the commissions described in (A) and (B) above, dealers may be entitled to receive an annual servicing fee of 0.25% of the net asset value of such shares for so long as such shares are outstanding, as described below under “Participating Brokers.” These payments are not made in connection with sales to employer-sponsored plans.

Each Fund receives the entire net asset value of its Class A shares purchased by investors (i.e., the gross purchase price minus the applicable sales charge). The Distributor receives the sales charge shown above less any applicable discount or commission “reallowed” to participating brokers in the amounts indicated in the table above. The Distributor may, however, elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with the Distributor for any particular Fund during a particular period. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class A shares of all or selected Funds purchased to each participating broker which obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

Under the circumstances described below, investors may be entitled to pay reduced sales charges for Class A shares.

These discounts and commissions may be increased pursuant to special arrangements from time to time agreed upon between the Distributor and certain participating brokers.

Combined Purchase Privilege. Investors may qualify for a reduced sales charge on Class A shares by combining purchases of the Class A shares of one or more Funds (other than the Money Market Fund) which offer Class A shares (together, “eligible PIMCO Funds”) into a single purchase (a “Single Purchase”), if the resulting purchase totals at least $50,000. The term Single Purchase refers to:

(i)	a single purchase by an individual, or concurrent purchases, which in the aggregate are at least equal to the prescribed amount, by an individual, his or her spouse and their children under the age of 21 years purchasing Class A shares of the eligible PIMCO Funds for his, her or their own account(s);

(ii)	a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or fiduciary account although more than one beneficiary is involved; or

(iii)	a single purchase for the employee benefit plans of a single employer.

For further information, call the Distributor at 1-800-426-0107 or your broker.

Cumulative Quantity Discount (Right of Accumulation). A purchase of Class A shares of any eligible PIMCO Fund (which does not include the Money Market Fund) may qualify for a Cumulative Quantity Discount at the rate applicable to the discount bracket obtained by adding:

(i)	the amount of the investor’s total current purchase (including any sales charge);

(ii)	the aggregate net asset value (at the close of business on the day of the current purchase) of all Class A, Class B and Class C shares of any eligible PIMCO Fund held by the investor; and

(iii)	the net asset value (at the close of business on the day of the current purchase) of all Class A, Class B and Class C shares owned by another shareholder eligible to be combined with the investor’s purchase into a Single Purchase.

For example, if a shareholder owned Class A shares of the PEA Growth & Income Fund with a current net asset value of $10,000, Class B shares of the PEA Innovation Fund with a current net asset value of $5,000 and Class C shares of the PEA Target Fund with a current net asset value of $10,000 and he wished to purchase Class A shares of the PEA Growth Fund with a purchase price of $30,000 (including sales charge), the sales charge for the $30,000 purchase would be at the 4.50% rate applicable to a single $55,000 purchase of shares of the PEA Growth Fund, rather than the 5.50% rate that would otherwise apply to a $30,000 purchase. The discount will be applied only to the current purchase (i.e., the $30,000 purchase), not to any previous transaction.

Shares purchased or held by an investor through an employer-sponsored benefit program do not count for purposes of determining whether an investor qualifies for a Cumulative Quantity Discount.

Letter of Intent. An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intention to invest not less than $50,000 within a period of 13 months in Class A shares of any eligible PIMCO Fund(s) (which does not include the Money Market Fund). The maximum intended investment amount allowable in a Letter of Intent is $1,000,000 (except for Class A shares of the Low Duration Fund, Short Term Fund, Short Duration Municipal Bond Fund, California Intermediate Municipal Bond Fund, California Municipal Bond Fund and New York Municipal Bond Fund for which the maximum intended investment amount is $100,000). Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter. At the investor’s option, a Letter of Intent may include purchases of Class A shares of any eligible PIMCO Fund made not more than 90 days prior to the date the Letter of Intent is signed; however, the 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included and the sales charge on any purchases prior to the Letter will not be adjusted. In making computations concerning the amount purchased for purpose of a Letter of Intent, any redemptions during the operative period are deducted from the amount invested.

Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the eligible PIMCO Funds (which does not include the Money Market Fund) under a single Letter of Intent. For example, if at the time you sign a Letter of Intent to invest at least $100,000 in Class A shares of any eligible PIMCO Fund, you and your spouse each purchase Class A shares of the PEA Growth Fund worth $30,000 (for a total of $60,000), it will only be necessary to invest a total of $40,000 during the following 13 months in Class A shares of any of the eligible PIMCO Funds to qualify for the 3.50% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000 in any of the Funds other than the California Intermediate Municipal Bond, California Municipal Bond, Low Duration, Money Market, Municipal Bond, New York Municipal Bond, Real Return, Short Duration Municipal Income, Short-Term and StocksPLUS Funds).

A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the shares actually purchased in the event the full intended amount is not purchased. If the full amount indicated is not purchased, a sufficient amount of such escrowed shares will be involuntarily redeemed to pay the additional sales charge applicable to the amount actually purchased, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional eligible PIMCO Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

If you wish to enter into a Letter of Intent in conjunction with your initial investment in Class A shares of a Fund, you should complete the appropriate portion of the account application. If you are a current Class A shareholder desiring to do so you may obtain a form of Letter of Intent by contacting the Distributor at 1-800-426-0107 or any broker participating in this program.

Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares (other than the Money Market Fund shares that were not acquired by exchanging Class A shares of another Fund) to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any eligible PIMCO Fund at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined. See “How Net Asset Value is Determined” in the applicable Retail Prospectus. A reinstatement pursuant to this privilege will not cancel the redemption transaction and, consequently, any gain or loss so realized may be recognized for federal tax purposes except that no loss may be recognized to the extent that the proceeds are reinvested in shares of the same Fund within 30 days. The reinstatement privilege may be utilized by a shareholder only once, irrespective of the number of shares redeemed, except that the privilege may be utilized without limit in connection with transactions whose sole purpose is to transfer a shareholder’s interest in a Fund to his Individual Retirement Account or other qualified retirement plan account. An investor may exercise the reinstatement privilege by written request sent to the Distributor or to the investor’s broker.

Sales at Net Asset Value. Each Fund may sell its Class A shares at net asset value without a sales charge to (a) current or retired officers, trustees, directors or employees of either Trust, ADAM of America, PIMCO Advisors Fund Management, Pacific Investment Management Company or the Distributor, other affiliates of PIMCO Advisors Fund Management and funds advised or subadvised by any such affiliates, in any case at the discretion of PIMCO Advisors Fund Management, Pacific Investment Management Company or the Distributor; a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons, or any trust, profit-sharing or pension plan for the benefit of any such person and to any other person if the Distributor anticipates that there will be minimal sales expenses associated with the sale, (b) current registered representatives and other full-time employees of participating brokers or such persons’ spouses or for trust or custodial accounts for their minor children, (c) trustees or other fiduciaries purchasing shares for certain plans sponsored by employers, professional organizations or associations or charitable organizations, the trustee, administrator, recordkeeper, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor, PIMCO Advisors Fund Management or Pacific Investment Management Company with respect to such purchases (including provisions related to minimum levels of investment in the Trust), and to participants in such plans and their spouses purchasing for their account(s) or IRAs, (d) participants investing through accounts known as “wrap accounts” established with brokers or dealers approved by the Distributor where such brokers or dealers are paid a single, inclusive fee for brokerage and investment management services, (e) client accounts of broker-dealers or registered investment advisers affiliated with such broker-dealers with which the Distributor, PIMCO Advisors Fund Management or Pacific Investment Management Company has an agreement for the use of a Fund in particular investment products or programs or in particular situations; (f) accounts for which the company that serves as trustee or custodian either (i) is affiliated with the Trust or the Fund’s Adviser or (ii) has a specific agreement to that effect with the Distributor and (g) investors who purchase shares in “Exempt Transactions,” as described under “Exempt Transactions; No Initial Sales Charges, CDSCs or Payments to Brokers” above. The Distributor will only pay service fees and will not pay any initial commission or other fees to dealers upon the sale of Class A shares to the purchasers described in this paragraph except the Distributor will pay initial commissions to any dealer for sales to purchasers described under (c) in this paragraph provided such dealer has a written agreement with the Distributor specifically providing for the payment of such initial commissions.

Notification of Distributor. In many cases, neither the Trusts, the Distributor nor the transfer agents will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. An investor or participating broker must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount. Upon such notification, the investor will receive the lowest applicable sales charge. For investors investing in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper quantity discount or reduced sales charge. The quantity discounts and commission schedules described above may be modified or terminated at any time.

Class A Deferred Sales Charge. For purchases of Class A shares of all Funds (except the California Intermediate Municipal Bond, California Municipal Bond, Low Duration, Money Market, New York Municipal Bond, Short Duration Municipal Income and Short-Term Funds), investors who purchase $1,000,000 ($250,000 in the case of the California Intermediate Municipal Bond, California Municipal Bond, Low Duration, New York Municipal Bond, Short Duration Municipal Income and Short-Term Funds) or more of Class A shares (and, thus, purchase such shares without any initial sales charge) may be subject to a 1% CDSC if such shares are redeemed within 18 months of their purchase. Certain purchases of Class A shares of the California Intermediate Municipal Bond, California Municipal Bond, Low Duration, New York Municipal Bond, Short Duration Municipal Income and Short-Term Funds described above under “Initial Sales Charge—Class A Shares” will be subject to a CDSC of 0.75% (for the Low Duration Fund) or 0.50% (for the California Intermediate Municipal Bond, California Municipal Bond, New York Municipal Bond, Short Duration Municipal Income and Short-Term Funds) if such shares are redeemed within 18 months after their purchase. The CDSCs described in this paragraph are sometimes referred to as the “Class A CDSC.” Shares of certain Funds purchased prior to October 1, 2001 are subject to different Class A CDSC rates. The Class A CDSC does not apply to investors purchasing any Fund’s Class A shares if such investors are otherwise eligible to purchase Class A shares without any sales charge because they are described under “Sales at Net Asset Value” above.

For purchases subject to the Class A CDSC, a CDSC will apply for any redemption of such Class A shares that occurs within 18 months of their purchase. No CDSC will be imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. In determining whether a CDSC is payable, it is assumed that Class A shares acquired through the reinvestment of dividends and distributions are redeemed first, and thereafter that Class A shares that have been held by an investor for the longest period of time are redeemed first. Any CDSC imposed on a redemption of Class A shares is paid to the Distributor.

The Class A CDSC does not apply to Class A shares of the Money Market Fund or to certain purchases of Class A shares of the California Intermediate Municipal Bond, California Municipal Bond, Low Duration, New York Municipal Bond, Short Duration Municipal Income and Short-Term Funds described above under “Initial Sales Charge — Class A Shares.” However, if Class A shares of these Funds are purchased in a transaction that, for any other Fund, would be subject to the CDSC (i.e., a purchase of $1,000,000 or more) and are subsequently exchanged for Class A shares of any other Fund, a Class A CDSC will apply to the shares of the Fund(s) acquired by exchange for a period of 18 months from the date of the exchange.

The Class A CDSC is currently waived in connection with certain redemptions as described above under “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.” For more information about the Class A CDSC, call the Distributor at 1-800-426-0107.

Effective as of the close of business on February 6, 2004, the manner of calculating the CDSC on Class A shares purchased after December 31, 2001 will change at the same time and in the same manner as the change to the Class B CDSC calculation described below under “Changes to CDSC Calculation.”

For Class A shares outstanding for one year or more (or a shorter period if the Distributor has an agreement with the broker to that effect), the Distributor may also pay participating brokers annual servicing fees of 0.25% of the net asset value of such shares.

Deferred Sales Charge Alternative—Class B Shares

Class B shares are sold at their current net asset value without any initial sales charge. The full amount of an investor’s purchase payment will be invested in shares of the Fund(s) selected. A CDSC will be imposed on Class B shares if an investor redeems an amount which causes the current value of the investor’s account for a Fund to fall below the total dollar amount of purchase payments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. Effective as of the close of business on February 6, 2004, the method of calculating the CDSC on Class B shares purchased after December 31, 2001, will change. For a description of this change, see “Changes to CDSC Calculation” below.

Class B shares of the Short-Term Fund and the Money Market Fund are not offered for initial purchase but may be obtained through exchanges of Class B shares of other Funds. See “Exchange Privilege” below. Class B shares are not available for purchase by employer sponsored retirement plans.

Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are subject to the CDSC according to the following schedule:

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	5
Second	4
Third	3
Fourth	3
Fifth	2
Sixth	1
Seventh and thereafter	0*

*	After the seventh year, Class B shares purchased on or before December 31, 2001 convert into Class A shares as described below. Class B shares purchased after December 31, 2001 convert into Class A shares after the eighth year.

In determining whether a CDSC is payable, it is assumed that the purchase payment from which a redemption is made is the earliest purchase payment from which a redemption or exchange has not already been fully effected.

The following example will illustrate the current operation of the Class B CDSC:

Assume that an individual opens a Fund account and makes a purchase payment of $10,000 for Class B shares of a Fund and that six months later the value of the investor’s account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund account ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000 from that Fund account, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor’s account for the Fund was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.

In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class B shares in the shareholder’s account for the particular Fund are aggregated, and the current value of all such shares is aggregated. Any CDSC imposed on a redemption of Class B shares is paid to the Distributor.

Class B shares are subject to higher distribution fees than Class A shares for a fixed period after their purchase, after which they automatically convert to Class A shares and are no longer subject to such higher distribution fees. Class B shares of each Fund automatically convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after December 31, 2001).

For sales of Class B shares made and services rendered to Class B shareholders, the Distributor intends to make payments to participating brokers, at the time a shareholder purchases Class B shares, of 4.00% of the purchase amount for each of the Funds. For Class B shares outstanding for one year or more, the Distributor may also pay participating brokers annual servicing fees of 0.25% of the net asset value of such shares. During such periods as may from time to time be designated by the Distributor, the Distributor will pay selected participating brokers an additional amount of up to .50% of the purchase price on sales of Class B shares of all or selected Funds purchased to each participating broker which obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

The Class B CDSC is currently waived in connection with certain redemptions as described above under “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.” For more information about the Class B CDSC, call the Distributor at 1-800-426-0107.

Changes to CDSC Calculation. Effective as of the close of business on February 6, 2004, the manner of calculating the CDSC on Class B and Class C shares (and where applicable, Class A shares) purchased after December 31, 2001, will change from that described above. The CDSC on all shares purchased after December 31, 2001, will be subject to the change, not only shares purchased on or as of February 6, 2004.

Under the new calculation method, the following rules will apply:

•	Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.

•	For the redemption of all other shares, the CDSC will be based on either the shareholder’s original purchase price or the then current net asset value of the shares being sold, whichever is lower.

•	CDSCs will be deducted from the proceeds of the shareholder’s redemption, not from amounts remaining in the shareholder’s account.

•	In determining whether a CDSC is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase for shares of such class remaining in the shareholder’s account from which a redemption or exchange has not already been effected.

The following example illustrates the operation of the Class B CDSC beginning as of the close of business on February 6, 2004:

Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

For investors investing in Class B shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Except as otherwise disclosed herein or in the appropriate Prospectus(es), shares that are received in an exchange will be subject to a CDSC to the same extent as the shares exchanged. Class C shares received in exchange for Class C shares with a different CDSC period will have the same CDSC period as the shares exchanged.

Conversion of Class B Shares Purchased Through Reinvestment of Distributions. For purposes of determining the date on which Class B shares convert into Class A shares, a Class B share purchased through the reinvestment of dividends or capital gains distributions (a “Distributed Share”) will be considered to have been purchased on the purchase date (or deemed purchase date) of the Class B share through which such Distributed Share was issued.

Asset Based Sales Charge Alternative—Class C Shares

Class C shares are sold at their current net asset value without any initial sales charge. A CDSC is imposed on Class C shares if an investor redeems an amount which causes the current value of the investor’s account for a Fund to fall below the total dollar amount of purchase payments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. All of an investor’s purchase payments are invested in shares of the Fund(s) selected.

Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are subject to the CDSC according to the following schedule:

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First*	1
Thereafter	0

*	Shares of the CommodityRealReturn Strategy, International StocksPLUS TR Strategy, RealEstateRealReturn Strategy, NACM Global, NACM International, NACM Pacific Rim, RCM Global Healthcare, RCM Global Small-Cap, RCM Global Technology and RCM International Growth Equity Funds are subject to the Class C CDSC for the first eighteen months after purchase.

In determining whether a CDSC is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase payment from which a redemption or exchange has not already been effected. Any CDSC imposed on a redemption of Class C shares is paid to the Distributor.

The following example will illustrate the current operation of the Class C CDSC:

Assume that an individual opens a Fund account and makes a purchase payment of $10,000 for Class C shares of a Fund and that six months later the value of the investor’s account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund account ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000 from that Fund account, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor’s account for the Fund was reduced below the amount of the purchase payment). At the rate of 1%, the Class C CDSC would be $20.

Any CDSC imposed on a redemption of Class C shares is paid to the Distributor. For investors investing in Class C shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed. Unlike Class B shares, Class C shares do not automatically convert to any other class of shares of the Funds.

Effective as of the close of business on February 6, 2004, the manner of calculating the CDSC on Class C shares purchased after December 31, 2001 will change at the same time and in the same manner as the change to the Class B CDSC described above under “Changes to CDSC Calculation.”

Except as described below, for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make payments to participating brokers, at the time the shareholder purchases Class C shares, of 1.00% (representing .75% distribution fees and .25% servicing fees) of the purchase amount for all Funds, except the Low Duration, Money Market, Municipal Bond, Real Return, Short Duration Municipal Income, Short-Term and StocksPLUS Funds. For the Low Duration, Municipal Bond, Real Return and StocksPLUS Funds, the Distributor expects to make payments of .75% (representing .50% distribution fees and .25% service fees); for the Short Duration Municipal Income and Short-Term Funds, the Distributor expects to make payments of .55% (representing .30% distribution fees and .25% service fees); and for the Money Market Fund, the Distributor expects to make no payment. For sales of Class C shares made to participants making periodic purchases of not less than $50 through certain employer sponsored savings plans which are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases, no payments are made at the time of purchase. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to .50% of the purchase price on sales of Class C shares of all or selected Funds purchased to each participating broker which obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

In addition, for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make annual payments to participating brokers as follows:

Fund	Annual Service Fee*	Annual Distribution Fee*	Total
California Intermediate Municipal Bond, California Municipal Bond, Low Duration, New York Municipal Bond, Real Return, Municipal Bond and StocksPLUS Funds	0.25%	0.50%	0.75%
Short-Term and Short Duration Municipal Income Funds	0.25%	0.30%	0.55%
Money Market Fund	0.10%	0.00%	0.10%
CommodityRealReturn Strategy, International StocksPLUS TR Strategy, RealEstateRealReturn Strategy, NACM Global, NACM International, NACM Pacific Rim, RCM Global Healthcare, RCM Global Small-Cap, RCM Global Technology and RCM International Growth Equity Funds	0.25%	0.75%	1.00%
All other Funds	0.25%	0.65%	0.90%

*	Paid with respect to shares outstanding for one year or more (or a shorter period if the Distributor has an agreement with the broker to that effect) so long as such shares remain outstanding, and calculated as a percentage of the net asset value of such shares.

The Class C CDSC is currently waived in connection with certain redemptions as described above under “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.” For more information about the Class C CDSC, contact the Distributor at 1-800-426-0107.

No Sales Charge Alternative – Class R Shares

Class R shares are sold at their current net asset value without any initial sales charge. The full amount of the investor’s purchase payment will be invested in shares of the Fund(s). Class R shares are not subject to a CDSC upon redemption by an investor. For sales of Class R shares made and services rendered to Class R shareholders, the Distributor expects to make payments to participating brokers and, with respect to servicing fees, other financial intermediaries (which may include retirement plans, their service providers and their sponsors), at the time the shareholder purchases Class R shares, of up to 0.50% (representing up to .25% distribution fees and up to .25% servicing fees) of the purchase.

Information For All Share Classes

Brokers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients’ return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trust’s transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

The Distributor, the Funds’ administrators and their affiliates may pay, out of their own assets and at no cost to the Funds, amounts to participating brokers and other financial intermediaries for providing bona fide shareholder services to shareholders holding Fund shares in nominee or street name. Services performed by such financial intermediaries may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. For these services, the Distributor, an administrator and their affiliates may pay annual per account charges that in the aggregate generally range from $0 to $6 per account, although they may pay more than $6 per account. These charges may be significantly higher for arrangements in which multiple shareholders hold their shares through a single “omnibus” account held by a financial intermediary. The financial intermediary, which generally provides the services described above as well as sub-transfer agency and other services, may charge fees significantly in excess of $6 for each underlying shareholder account that holds its shares through the omnibus arrangement.

In addition to the payments described elsewhere in this Guide, the Distributor, the Funds’ administrators and their affiliates may from time to time pay additional cash bonuses or other incentives or make other payments to selected participating brokers and other financial intermediaries in connection with the sale or servicing of Class A, Class B, Class C and Class R shares of the Funds. These payments may be significant to the financial intermediaries. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund and/or all of the Funds together or a particular class of shares, during a specific period of time. The Distributor and the Funds’ administrators currently expect that such additional payments will not exceed 0.50% of the amount of any sale. From time to time, the Distributor, the Funds’ administrators and/or their affiliates may also make additional payments to one or more participating brokers and other financial intermediaries based upon factors such as the length of time the assets of such brokers’ or intermediaries’ clients have remained invested in the Funds and/or the amount of those assets. Incentives may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with financial intermediaries at seminars or informational meetings. The payments described in this paragraph are made from the Distributor’s or administrator’s (or their affiliates’) own assets pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales.

This Guide and the Retail Prospectuses should be read in connection with financial intermediaries’ material regarding their fees and services.

The sales charges and payments discussed in this Guide are subject to change by means of a new or supplemented Prospectus or Shareholders’ Guide. Unless otherwise noted, a change to a sales charge will not apply to shares purchased prior to the effective date of the change.

Exchange Privilege

Except with respect to exchanges for shares of Funds for which sales may be suspended to new investors or as provided in the applicable Retail Prospectus or in this Guide, a shareholder may exchange Class A, Class B, Class C and Class R shares of any Fund for the same Class of shares of any other Fund in an account with identical registration on the basis of their respective net asset values, minus any applicable Redemption Fee discussed below under “How to Redeem—Redemption Fees” (except that a sales charge will apply on exchanges of Class A shares of the Money Market Fund on which no sales charge was paid at the time of purchase.) For Class R shares, retirement plans may also limit exchanges to Funds offered as investment options in the plan and exchanges may only be made through the plan administrator. Class A shares of the Money Market Fund may be exchanged for Class A shares of any other Fund, but the usual sales charges applicable to investments in such other Fund apply on shares for which no sales charge was paid at the time of purchase. There are currently no other exchange fees or charges. All exchanges are subject to the $5,000 ($2,500 for Class R shares) minimum initial purchase requirement for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Auto-Exchange plan. An exchange will constitute a taxable sale for federal income tax purposes.

Investors who maintain their account with the Distributor may exchange shares by a written exchange request sent to PIMCO Advisors Distributors LLC, P.O. Box 9688, Providence, RI 02940-0926 or, unless the investor has specifically declined telephone exchange privileges on the account application or elected in writing not to utilize telephone exchanges, by a telephone request to the Distributor at 1-800-426-0107. Each Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. Each Trust will require a form of personal identification prior to acting on a caller’s telephone instructions, will provide written confirmations of such transactions and will record telephone instructions. Exchange forms are available from the Distributor at 1-800-426-0107 and may be used if there will be no change in the registered name or address of the shareholder. Changes in registration information or account privileges may be made in writing to the Transfer Agent, PFPC, Inc., P.O. Box 9688, Providence, RI 02940-0926, or by use of forms which are available from the Distributor. A signature guarantee is required. See “How to Buy Shares—Signature Guarantee.” Telephone exchanges may be made between 9:00 a.m., Eastern time and the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on any day the Exchange is open (generally weekdays other than normal holidays).

The Trusts reserve the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of an Adviser or a Fund’s sub-adviser, such transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market-timing” strategies may be deemed by an Adviser to be detrimental to a Trust or a particular Fund. For example, each Trust limits the number of “round trip” transactions an investor may make. An investor makes a “round trip” transaction when the investor purchases shares of a particular Fund, subsequently sells those shares (by way of a redemption or exchange) for shares of a different PIMCO Fund, and then buys back (by way of a purchase or exchange) shares of the originally purchased Fund. The Trusts have the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. Although the Trusts have no current intention of terminating or modifying the exchange privilege other than as set forth in the preceding sentence, each reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, each Trust will give 60 days’ advance notice to shareholders of any termination or material modification of the exchange privilege. For further information about exchange privileges, contact your participating broker or call the Distributor at 1-800-426-0107.

With respect to Class B and Class C shares, or Class A shares subject to a CDSC, that were purchased before January 1, 2002, if less than all of an investment is exchanged out of a Fund, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made.

With respect to shares purchased after December 31, 2001, effective as of the close of business on February 6, 2004, if less than all of an investor’s shares subject to a CDSC are exchanged out of a Fund, any portion of the investment in such class of shares attributable to reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in such class of shares of the Fund from which the exchange was made.

Except as otherwise disclosed in the applicable Prospectus(es), shares that are received in an exchange will be subject to the same CDSC as the shares exchanged. For example, Class C shares that have a twelve month CDSC period received in exchange for Class C shares that have an eighteen month CDSC period will have the same CDSC period as the shares exchanged (in this case, eighteen months).

Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption.

Investors may also select the PIMCO Funds Auto-Exchange plan which establishes automatic periodic exchanges. For further information on automatic exchanges see “How to Buy Shares—PIMCO Funds Auto-Exchange” above.

Redemption Fees

Investors in Class A, Class B and Class C shares of the International StocksPLUS TR Strategy Fund are subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Additionally, effective as of the close of business on February 6, 2004, investors in Class A, Class B and Class C shares of Funds that are a series of the MMS Trust will be assessed a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60-day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Advisers, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Advisers’ estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor’s redemption or exchange. These costs include brokerage costs, market impact costs, (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of “bid/asked” spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

Waiver of Redemption Fees. Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial service firms that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trusts may waive the Redemption Fee in other circumstances. The Trusts reserve the right to modify or eliminate Redemption Fee waivers at any time.

How to Redeem

Class A, Class B, Class C or Class R shares may be redeemed through a participating broker, by telephone, by submitting a written redemption request directly to the Transfer Agent (for non-broker accounts) or through an Automatic Withdrawal Plan or PIMCO Funds Fund Link, if available. Class R shares may be redeemed only through the plan administrator, and not directly by the plan participant.

A CDSC may apply to a redemption of Class A, Class B or Class C shares. See “Alternative Purchase Arrangements” above. Shares are redeemed at their net asset value next determined after a redemption request has been received as described below, less any applicable CDSC and the Redemption Fee. There is no charge by the Distributor (other than an applicable CDSC) with respect to a redemption; however, a participating broker who processes a redemption for an investor may charge customary commissions for its services (which may vary). Dealers and other financial services firms are obligated to transmit orders promptly. Requests for redemption received by dealers or other firms prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a regular business day and received by the Distributor prior to the close of the Distributor’s business day will be confirmed at the net asset value effective at the closing of the Exchange on that day, less any applicable CDSC.

Other than an applicable CDSC, a shareholder will not pay any special fees or charges to the Trust or the Distributor when the shareholder sells his or her shares. However, if a shareholder sells his or her shares through their broker, dealer or other financial intermediary, that firm may charge the shareholder a commission or other fee for processing the shareholder’s redemption request.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

Direct Redemption

A shareholder’s original account application permits the shareholder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemptions) and to elect one or more of the additional redemption procedures described below. A shareholder may change the instructions indicated on his original account application, or may request additional redemption options, only by transmitting a written direction to the Transfer Agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

Redemption proceeds will normally be mailed to the redeeming shareholder within seven days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

Written Requests

To redeem shares in writing (whether or not represented by certificates), a shareholder must send the following items to the Transfer Agent, PFPC, Inc., P.O. Box 9688, Providence, RI 02940-0926:

(1)	a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2)	for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “How to Buy Shares—Signature Guarantee”;

(3)	any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4)	any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record.

Transfers of shares are subject to the same requirements. A signature guarantee is not required for a redemption requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, shareholders having any questions about these requirements should contact the Transfer Agent in writing or call the Distributor at 1-800-426-0107 before submitting a request. Redemption or transfer requests will not be honored until all required documents have been completed by the shareholder and received by the Transfer Agent. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.

If the proceeds of the redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described above, except that the Distributor may waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

Telephone Redemptions

Each Trust accepts telephone requests for redemption of uncertificated shares, except for investors who have specifically declined telephone redemption privileges on the account application or elected in writing not to utilize telephone redemptions. The proceeds of a telephone redemption will be sent to the record shareholder at his record address. Changes in account information must be made in a written authorization with a signature guarantee. See “How to Buy Shares—Signature Guarantee.” Telephone redemptions will not be accepted during the 30-day period following any change in an account’s record address. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.

By completing an account application, an investor agrees that the applicable Trust, the Distributor and the Transfer Agent shall not be liable for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests for his account if the Trust reasonably believes the instructions to be genuine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. Each Trust may accept telephone redemption instructions from any person identifying himself as the owner of an account or the owner’s broker where the owner has not declined in writing to utilize this service. Each Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. Each Trust will require a form of personal identification prior to acting on a caller’s telephone instructions, will provide written confirmations of such transactions and will record telephone instructions.

A shareholder making a telephone redemption should call the Distributor at 1-800-426-0107 and state (i) the name of the shareholder as it appears on the Transfer Agent’s records, (ii) his account number with the Trust, (iii) the amount to be withdrawn and (iv) the name of the person requesting the redemption. Usually the proceeds are sent to the investor on the next Trust business day after the redemption is effected, provided the redemption request is received prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange that day. If the redemption request is received after the close of the New York Stock Exchange, the redemption is effected on the following Trust business day at that day’s net asset value and the proceeds are usually sent to the investor on the second following Trust business day. Each Trust reserves the right to terminate or modify the telephone redemption service at any time. During times of severe disruptions in the securities markets, the volume of calls may make it difficult to redeem by telephone, in which case a shareholder may wish to send a written request for redemption as described under “Written Requests” above. Telephone communications may be recorded by the Distributor or the Transfer Agent.

Fund Link Redemptions

If a shareholder has established Fund Link, the shareholder may redeem shares by telephone and have the redemption proceeds sent to a designated account at a financial institution. Fund Link is normally established within 45 days of receipt of a Fund Link application by the Transfer Agent. To use Fund Link for redemptions, call the Distributor at 1-800-426-0107. Subject to the limitations set forth above under “Telephone Redemptions,” the Distributor, a Trust and the Transfer Agent may rely on instructions by any registered owner believed to be genuine and will not be responsible to any shareholder for any loss, damage or expense arising out of such instructions. Requests received by the Transfer Agent prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a business day will be processed at the net asset value on that day and the proceeds (less any CDSC) will normally be sent to the designated bank account on the following business day and received by the bank on the second or third business day. If the redemption request is received after the close of regular trading on the New York Stock Exchange, the redemption is effected on the following business day. Shares purchased by check may not be redeemed through Fund Link until such shares have been owned (i.e., paid for) for at least 15 days. Fund Link may not be used to redeem shares held in certificated form.

Changes in bank account information must be made by completing a new Fund Link application, signed by all owners of record of the account, with all signatures guaranteed. See “How to Buy Shares—Signature Guarantee.” See “How to Buy Shares—PIMCO Funds Fund Link” for information on establishing the Fund Link privilege. Either Trust may terminate the Fund Link program at any time without notice to its shareholders. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator. Fund Link may not be available to all Funds and/or share classes at the option of the Distributor.

PIMCO Funds Automated Telephone System

PIMCO Funds Automated Telephone System (“ATS”) is an automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone telephone. ATS may be used on already-established Fund accounts after the shareholder obtains a Personal Identification Number (PIN) by calling the special ATS number: 1-800-223-2413.

Purchasing Shares. A shareholder may purchase shares by telephone by calling 1-800-223-2413. A shareholder must have established ATS privileges to link the shareholder’s bank account with the Fund to pay for these purchases.

Exchanging Shares. With the PIMCO Funds Exchange Privilege, a shareholder can exchange shares automatically by telephone from the shareholder’s Fund Link Account to another PIMCO Funds account the shareholder has already established by calling 1-800-223-2413. Please refer to “Exchange Privilege” for details.

Redemptions. A shareholder may redeem shares by telephone automatically by calling 1-800-223-2413 and the Fund will send the proceeds directly to the shareholder’s Fund bank account. Please refer to “How to Redeem” for details.

Plan participants must process their transactions through their plan administrator, and may not use ATS.

Expedited Wire Transfer Redemptions

If a shareholder has given authorization for expedited wire redemption, shares can be redeemed and the proceeds sent by federal wire transfer to a single previously designated bank account. Requests received by a Trust prior to the close of the New York Stock Exchange will result in shares being redeemed that day at the next determined net asset value (less any CDSC). Normally the proceeds will be sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the applicable Trust for up to 7 days if the Distributor deems it appropriate under then current market conditions. Once authorization is on file with a Trust, such Trust will honor requests by any person identifying himself as the owner of an account or the owner’s broker by telephone at 1-800-426-0107 or by written instructions. A Trust cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. Neither Trust currently charges for wire transfers. The shareholder is responsible for any charges imposed by the shareholder’s bank. The minimum amount that may be wired is $2,500. Each Trust reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until such shares have been owned (i.e., paid for) for at least 15 days. Expedited wire transfer redemptions may be authorized by completing a form available from the Distributor. Wire redemptions may not be used to redeem shares in certificated form. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to PIMCO Advisors Distributors LLC, P.O. Box 9688, Providence, RI 02940-0926. See “How to Buy Shares—Signature Guarantee.” This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.

Certificated Shares

To redeem shares for which certificates have been issued, the certificates must be mailed to or deposited with the applicable Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “How to Buy Shares—Signature Guarantee.” Further documentation may be requested from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians (“institutional account owners”). The redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Automatic Withdrawal Plan

An investor who owns or buys shares of a Fund having a net asset value of $10,000 or more may open an Automatic Withdrawal Plan and have a designated sum of money (not less than $100 per Fund) paid monthly (or quarterly) to the investor or another person. Such a plan may be established by completing the appropriate section of the account application or by obtaining an Automatic Withdrawal Plan application from the Distributor or your broker. If an Automatic Withdrawal Plan is set up after the account is established providing for payment to a person other than the record shareholder or to an address other than the address of record, a signature guarantee is required. See “How to Buy Shares—Signature Guarantee.” In the case of Uniform Gifts to Minors or Uniform Transfers to Minors accounts, the application must state that the proceeds will be for the beneficial interest of the minor. Class A, Class B and Class C shares of any Fund are deposited in a plan account and all distributions are reinvested in additional shares of the particular class of the Fund at net asset value. Shares in a plan account are then redeemed at net asset value (less any applicable CDSC) to make each withdrawal payment. Any applicable CDSC may be waived for certain redemptions under an Automatic Withdrawal Plan. See “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.”

Redemptions for the purpose of withdrawals are ordinarily made on the business day selected by the investor at that day’s closing net asset value. Checks are normally mailed on the following business day. If the date selected by the investor falls on a weekend or holiday, the Transfer Agent will normally process the redemption on the preceding business day. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with an Automatic Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous to the investor because of the CDSC that may become payable on such withdrawals in the case of Class A, Class B or Class C shares and because of the initial sales charge in the case of Class A shares. For this reason, the minimum investment accepted for a Fund while an Automatic Withdrawal Plan is in effect for that Fund is $1,000, and an investor may not maintain a plan for the accumulation of shares of the Fund (other than through reinvestment of distributions) and an Automatic Withdrawal Plan at the same time. The Trust or the Distributor may terminate or change the terms of the Automatic Withdrawal Plan at any time.

Because the Automatic Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Trust and the Distributor make no recommendations or representations in this regard.

Redemptions In Kind

Each Trust agrees to redeem shares of its Funds solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, each Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

PIMCO Funds

PIMCO Advisors Distributors LLC

2187 Atlantic Street

Stamford, CT 06902-6896

1-800-426-0107